As filed with the Securities and Exchange Commission on April 10, 2003
                                                     Registration No.: 333-52572
                                                     Registration No.: 811-10231

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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Post-Effective Amendment No. 3                            [X]


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 11                            [X]

                  LINCOLN LIFE VARIABLE ANNUITY ACCOUNT W

                        Wells Fargo New Directions Core
                          (Exact Name of Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                             Post Office Box 1110
                          Fort Wayne, Indiana  46801

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             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code:  (260)455-2000

                         Elizabeth A. Frederick, Esq.
                  The Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                             Post Office Box 1110
                          Fort Wayne, Indiana  46802

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                   (Name and Address of Agent for Service)

                                   Copy to:
                             W. Thomas Conner, Esq.
                        Sutherland, Asbill & Brennan LLP
                           1275 Pennsylvania Ave. NW
                           Washington, DC  20004-2415

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


                   Title of securities being registered:
 Interests in a separate account under individual flexible premium deferred variable annuity contracts.

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It is proposed that this filing will become effective (check appropriate box)

      [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

      [X] on May 1, 2003, pursuant to paragraph (b) of Rule 485

      [ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485

      [ ] on _________________pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Wells Fargo New Directions CoreSM
Variable Annuity
Lincoln Life Variable Annuity Account W Individual Variable Annuity Contracts

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnRetirement.com

1-800-458-0822


This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit on the death of the annuitant.


The minimum initial purchase payment for the contract is $25,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account, or if permitted by your contract, we may discontinue accepting purchase payments and/or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account, including (but not limited to):


  .  We limit withdrawals and transfers from the fixed account of the contract.


  . An interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.



All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account W (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or governmental agency.


The available funds are listed below:

AIM Variable Insurance Funds (Series II Shares):
   AIM V.I. Government Securities Fund
   AIM V.I. Growth Fund

   AIM V.I. Premier Equity Fund


AllianceBernstein Variable Products Series Fund, Inc. (Class B):

   AllianceBernstein Small Cap Value Portfolio

   AllianceBernstein Technology Portfolio

American Funds Insurance SeriesSM (AFIS) (Class 2):

   American Funds Global Small Capitalization Fund


   American Funds Growth Fund


   American Funds International Fund

Delaware VIP Trust (Service Class):
   Delaware VIP Emerging Markets Series

   Delaware VIP Large Cap Value Series

   Delaware VIP High Yield Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
   Delaware VIP Trend Series
   Delaware VIP U.S. Growth
Evergreen Variable Annuity Trust:
   VA Omega Fund
   VA Special Equity Fund
   VA Strategic Income Fund

Lincoln Variable Insurance Products Trust (Standard Class):


   Lincoln VIP Aggressive Growth Fund


   Lincoln VIP Global Asset Allocation Fund

MFS(R) Variable Insurance Trust (Service Class):
   MFS Capital Opportunities Series
   MFS Emerging Growth Series
   MFS Utilities Series
Neuberger Berman Advisers Management Trust (AMT):
   Balanced Portfolio
   Mid Cap Growth Portfolio
   Regency Portfolio
Putnam Variable Insurance Trust (Class IB):
   Growth and Income Fund

Scudder Investment VIT Funds Trust:


   Scudder Equity 500 Index Fund

Variable Insurance Products (Service Class 2):
   Fidelity(R) VIP Contrafund(R) Portfolio
   Fidelity(R) VIP Growth Opportunities Portfolio
   Fidelity(R) VIP Overseas Portfolio
Wells Fargo Variable Trust:
   Asset Allocation Fund


   Equity Income Fund
   Equity Value Fund
   Growth Fund
   International Equity Fund
   Large Company Growth Fund
   Money Market Fund
   Small Cap Growth Fund

   Total Return Bond Fund (formerly known as Corporate Bond Fund)



This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 7882, Fort Wayne, Indiana 46801, or call 1-800-458-0822. The SAI and other information about Lincoln Life and Account W are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


May 1, 2003

Table of Contents


Item                                        Page
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Special terms                                 3
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Expense tables                                4
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Summary                                       9
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Investment results                           10
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Financial statements                         10
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The Lincoln National Life Insurance Co.      10
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Variable annuity account (VAA)               10
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Investments of the variable annuity account  10
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Charges and other deductions                 14
------------------------------------------------
The contracts                                16
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Annuity payouts                              25
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Fixed side of the contract                   30
------------------------------------------------
Federal tax matters                          31
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Item                                  Page
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Qualified retirement plans             33
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Voting rights                          35
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Distribution of the contracts          35
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Return privilege                       36
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State regulation                       36
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Records and reports                    36
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Other information                      36
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Legal proceedings                      36
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Statement of additional information
Table of contents for Wells Fargo New
Directions Core/SM/                    37
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Appendix A--Condensed financial
information                           A-1
------------------------------------------

Special terms


In this Prospectus the following terms have the indicated meanings:


Account or variable annuity account (VAA)--The segregated investment account, Account W, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person on whose life the annuity benefit payments are based and upon whose life a death benefit may be paid.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary--The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


Death benefit--The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies. A Guarantee of Principal Death Benefit (GOP), an Enhanced Guaranteed Minimum Death Benefit (EGMDB), or an Estate Enhancement Benefit Rider (EEB Rider) may be available.


Earnings--The excess of contract value over purchase payments which has not yet been withdrawn from the contract.

Free amount--The amount that may be withdrawn each contract year without incurring a surrender charge.


i4LIFE/SM /Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period (earlier version called Income4Life(R) Solution).


Lincoln Life (we, us, our)--The Lincoln National Life Insurance Company.

Purchase payments--Amounts paid into the contract.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.



The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.



Contractowner Transaction Expenses:



  . Surrender charge (as a percentage of purchase payments surrendered/withdrawn): 8.0%*





We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment and regular income payments under i4LIFE/SM/ Advantage). See Fixed side of the contract.





*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.





The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



Annual Account Fee:  $30*




Separate Account Annual Expenses:




(as a percentage of average daily net assets)



                                                                                           With
                                                 With Estate         With Enhanced         Guarantee of
                                                 Enhancement         Guaranteed Minimum    Principal
                                                 Benefit Rider (EEB) Death Benefit (EGMDB) Death Benefit**
                                                 ------------------- --------------------- ---------------
..   Mortality and expense risk charge                   1.45%                1.25%              1.15%
..   Administrative charge                               0.15%                0.15%              0.15%

                                                        -----                ----               -----
..   Total annual charge for each subaccount             1.60%                1.40%              1.30%





*The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year.



**This benefit is available on or about August 15, 2003 depending on state availability.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



Total Annual Fund Operating Expenses                                     Minimum Maximum
(expenses that are deducted from fund assets, including management fees,
distribution (12b-1) fees, and other expenses)                            0.31%   3.14%

Net Total Annual Fund Operating Expenses *                               Minimum Maximum
(after contractual waivers/reimbursements)                                0.31%   1.68%



* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund fees and expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2004.

The following table shows the expenses charged by each fund for the year ended December 31, 2002:


(as a percentage of each fund's average net assets):





                                                                                                Total          Total Expenses
                                                                                                Contractual    (after
                             Management                     Other Expenses      Total Expenses  Waivers/       Contractual
                             Fees (before any               (before any         (before any     Reimbursements Waivers/
                             waivers/             12b-1     waivers/            waivers/        or Recoupment  Reimbursements
                             reimbursements)  +   Fees  +   reimbursements) =   reimbursements) (if any)       or Recoupment)
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AIM V.I. Growth Fund
 (Series II Shares)                0.63%          0.25%          0.28%               1.16%
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AIM V.I. Govt Securities
 (Series II Shares)                0.50           0.25           0.31                1.06
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AIM V.I. Premier Equity
 Fund (Series II Shares)           0.61           0.25           0.24                1.10
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AllianceBernstein Small
 Cap Value Portfolio
 (class B)/(1)/                    1.00           0.25           0.45                1.70           (0.25)%         1.45%
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AllianceBernstein
 Technology Portfolio
 (class B)                         1.00           0.25           0.21                1.46
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American Funds Global
 Small Capitalization
 Fund (class 2)                    0.80           0.25           0.04                1.09
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American Funds Growth
 Fund (class 2)                    0.38           0.25           0.02                0.65
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American Funds
 International Fund
 (class 2)                         0.57           0.25           0.06                0.88
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Delaware VIP Emerging
 Markets Series
 (Service class)/(2)/              1.25           0.25           0.21                1.71           (0.03)          1.68
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Delaware VIP Large Cap
 Value Series (Service
 class)/(3)/                       0.65           0.25           0.10                1.00
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Delaware VIP High Yield
 Series (Service class)/(4)/       0.65           0.25           0.13                1.03
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Delaware VIP REIT
 Series (Service
 class)/(5)/                       0.75           0.25           0.09                1.09
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Delaware VIP Small Cap
 Value Series (Service
 class)/(5)/                       0.75           0.25           0.10                1.10
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Delaware VIP Trend
 Series (Service
 class)/(5)/                       0.75           0.25           0.09                1.09
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Delaware VIP U.S.
 Growth Series
 (Service class)/(6)/              0.65           0.25           0.10                1.00
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Evergreen VA
 Omega Fund                        0.52           0.00           0.18                0.70
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Evergreen VA Special
 Equity Fund/(7)/                  0.92           0.00           0.26                1.18
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Evergreen VA Strategic
 Income Fund                       0.50           0.00           0.29                0.79
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Fidelity(R) VIP Contrafund
 Portfolio (Service
 class 2)                          0.58           0.25           0.10                0.93
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Fidelity(R) VIP Growth
 Opportunities (Service
 class 2)                          0.58           0.25           0.14                0.97
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                                                                                              Total          Total Expenses
                                                                                              Contractual    (after
                           Management                     Other Expenses      Total Expenses  Waivers/       Contractual
                           Fees (before any               (before any         (before any     Reimbursements Waivers/
                           waivers/             12b-1     waivers/            waivers/        or Recoupment  Reimbursements
                           reimbursements)  +   Fees  +   reimbursements) =   reimbursements) (if any)       or Recoupment)
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Fidelity(R) VIP Overseas
 Portfolio (Service
 class 2)                        0.73%          0.25%          0.18%               1.16%
---------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive
 Growth Fund/(13)/               0.74           0.00           0.16                0.90
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Lincoln VIP Global Asset
 Allocation Fund/(13)/           0.74           0.00           0.31                1.05
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MFS(R) Variable Capital
 Opportunities Series
 (Service class)/(8)(9)/         0.75           0.25           0.18                1.18           (0.03)%         1.15%
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MFS(R) Variable Trust
 Emerging Growth
 Series (Service
 class)/(9)/                     0.75           0.25           0.11                1.11
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MFS(R) Variable Trust
 Utilities Series (Service
 class)/(9)/                     0.75           0.25           0.19                1.19
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Neuberger Berman
 Balanced Portfolio              0.85           0.00           0.27                1.12
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Neuberger Berman Mid-
 Cap Growth Portfolio            0.84           0.00           0.11                0.95
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Neuberger Berman
 Regency Portfolio/(10)/         0.85           0.00           0.38                1.23            0.05           1.28
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Putman VT Growth &
 Income Fund
 (Class 1B)                      0.48           0.25           0.04                0.77
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Scudder VIT Equity 500
 Index Fund/(11)/                0.20           0.00           0.12                0.32
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WFVT Asset Allocation
 Fund/(12)/                      0.55           0.25           0.23                1.03           (0.03)          1.00
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WFVT Equity Income
 Fund/(12)/                      0.55           0.25           0.30                1.10           (0.10)          1.00
---------------------------------------------------------------------------------------------------------------------------
WFVT Equity Value
 Fund/(12)/                      0.55           0.25           0.48                1.28           (0.28)          1.00
---------------------------------------------------------------------------------------------------------------------------
WFVT Growth
 Fund/(12)/                      0.55           0.25           0.35                1.15           (0.15)          1.00
---------------------------------------------------------------------------------------------------------------------------
WFVT International
 Equity Fund/(12)/               0.75           0.25           2.14                3.14           (2.14)          1.00
---------------------------------------------------------------------------------------------------------------------------
WFVT Large Company
 Growth/(12)/                    0.55           0.25           0.29                1.09           (0.09)          1.00
---------------------------------------------------------------------------------------------------------------------------
WFVT Money Market
 Fund/(12)/                      0.40           0.25           0.32                0.97           (0.22)          0.75
---------------------------------------------------------------------------------------------------------------------------
WFVT Small Cap
 Growth Fund/(12)/               0.75           0.25           0.33                1.33           (0.13)          1.20
---------------------------------------------------------------------------------------------------------------------------
WFVT Total Return
 Bond Fund/(12)/                 0.45           0.25           0.33                1.03           (0.13)          0.90
---------------------------------------------------------------------------------------------------------------------------



(1)For the period May 1, 2002 through April 30, 2003, the Adviser has contractually waived and/or reimbursed certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%. For the period May 1, 2003 through April 30, 2004, the Adviser has contractually agreed to waive and/or reimburse certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%.



(2)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 1.50%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 1.50%.

(3)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The adviser has voluntarily elected to waive its management fee to 0.60% indefinitely. Taking into account this arrangement, which can be terminated any time, total expenses for the year ending December 31, 2002 were 0.95%.



(4)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%.



(5)For the period May 1, 2001 through April 30, 2002, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%.



(6)For the period May 1, 2001 through April 30, 2002, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.75%. For the period May 1, 2002 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%.



(7)For the period May 1, 2003 through April 30, 2004, the Adviser has agreed to voluntarily waive and/or reimburse certain expenses of the Portfolio to the extent total expenses will not exceed 1.03%. This agreement can be terminated at any time.



(8)MFS has contractually agreed, subject to reimbursement to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described in footnote 9), do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2004, unless changed with the consent of the board of trustees which oversees the series.



(9)Each series has a voluntary expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. This arrangement can be discontinued at anytime. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 1.10% Emerging Growth and 1.18% Utilities. There we no fee reductions for the Capital Opportunities Series.



(10)Reflects a recoupment of 0.05% of the portfolio's expenses previously paid by the adviser. The expense reimbursement arrangements for the Portfolios are contractual (under which the Adviser will reimburse or waive expenses if they exceed 1.50%) for three years (ending December 31, 2006) and any excess expenses can be repaid to the Adviser within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation of 1.50%.



(11)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.65% until April 30, 2005.



(12)For the period May 1, 2003 to April 30, 2004, the Adviser has contractually undertaken to waive its fee and to reimburse the funds for certain expenses. Under this arrangement, total expenses will not exceed 1.00% for Asset Allocation; 0.90% for Total Return Bond; 1.00% for Equity Income; 1.00% for Equity Value; 1.00% for Growth; 1.00% for International Equity; 1.00% for Large Company Growth; 0.75% for Money Market; and 01.20% for Small Cap Growth.





(13)The fees and expenses shown in the table have been restated to reflect a new management agreement effective January 1, 2003, which shareholders approved on December 9, 2002, and a new administration agreement that also became effective January 1, 2003. The aggregate fees and expenses charged to the fund pursuant to the new agreement are higher than the fees and expenses previously charged to the fund.

EXAMPLES



This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses (including any contractual fee waivers or reimbursements for the length of the contractual guarantee, i.e., one year) of any of the funds, and that the EEB is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:



                                             1 year 3 years 5 years 10 years
    Highest Cost............................ $1,279 $2,089  $2,903   $4,833
    Lowest Cost.............................    998  1,262   1,552    2,275



2) If you annuitize or do not surrender your contract at the end of the applicable time period:


                                             1 year 3 years 5 years 10 years
    Highest Cost............................  $479  $1,439  $2,403   $4,833
    Lowest Cost.............................   198     612  $1,052    2,275







For more information, see Charges and other deductions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--i4LIFE/SM/ Advantage (IRA Annuity Contracts ONLY) and Annuity payouts i4LIFE/SM/ Advantage (Non-Qualified Annuity Contracts ONLY). This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual variable and/or interest adjusted annuity contract between you and Lincoln Life. This Prospectus describes the variable side of the contract. See The contracts. This contract and certain riders, service features and enhancements may not be available in all states, and the charges may vary in certain states. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account--Description of the funds.

Who invests my money? Several different investment advisors manage the investment options. See Investments of the variable annuity account--Investment advisors.

How does the Contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.0% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and other deductions--Surrender charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We charge an account fee of $30 on any contract anniversary if the contract value is less than $50,000.


We apply an annual charge totaling 1.30% to the daily net asset value of the VAA if the Guarantee of Principal Death Benefit is in effect. This charge includes 0.15% as an administrative charge and 1.15% as a mortality and expense risk charge. If the EGMDB is in effect, the mortality and expense risk charge is 1.25% for an annual charge totaling 1.40%. If the Estate Enhancement Benefit Rider is in effect, the mortality and expense risk charge is 1.45% for an annual charge totaling 1.60%. See Charges and other deductions.


The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.


Charges may also be imposed during the regular income or annuity payout period, including if you elect i4LIFE/SM/ Advantage. See The contracts and Annuity payouts.


For more information about the compensation we pay for sales of contracts, see The contracts--Commissions.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts--Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What is i4LIFE/SM/ Advantage? i4LIFE/SM/ Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE/SM/ Advantage payout phase, based on the i4LIFE/SM/ Advantage death benefit you choose.



What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts--Death benefit before the annuity commencement date and i4LIFE/SM/ Advantage (IRA).



May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently-effective restrictions (For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year). If permitted by your contract we may discontinue accepting transfers into the fixed side of the contract at any time. See The contracts--Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.


Where may I find more information about accumulation unit values? The Appendix to this Prospectus provides more information about accumulation unit values.


Investment results


At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccounts yield is based upon investment performance over a 7-day period, which is then annualized.


During extended periods of low interest rates, the yields of any subaccount in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements


The financial statements of the VAA and Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call

1-800-458-0822.

The Lincoln National Life Insurance Co.


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Variable annuity account (VAA)

On November 28, 2000, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts, and the obligations set forth in the contract, other than those of the contractowner, are Lincoln Life's. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this Prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisors
The investment advisors of the funds are:

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by A I M Advisors, Inc.


AllianceBernstein Variable Products Series Fund, managed by Alliance Capital Management, L.P.


American Funds Insurance Series, managed by Capital Research and Management Company.

Delaware VIP Trust, managed by Delaware Management Company. The Emerging Markets Series is managed by Delaware International Advisers Ltd.

Evergreen Variable Annuity Trust--VA Omega Fund and VA Strategic Income Fund are managed by Evergreen Investment Management Company; VA Special

Equity Fund is managed by Meridian Investment Company.


Lincoln VIP Trust, managed by Delaware Management Company. Lincoln VIP Aggressive Growth Fund and Lincoln VIP Global Asset Allocation Fund are sub-advised by Putnam Investment Management, L.L.C.


MFS--Variable Insurance Trust ("MFS Variable Trust"), managed by Massachusetts Financial Services Company.

Neuberger Berman Advisers Management Trust (AMT), managed by Neuberger Berman Management Inc.; sub-advised by Neuberger Berman, LLC.

Putnam Variable Trust (Putnam VT), managed by Putnam Investment Management,
L.L.C.


Scudder Investment VIT Funds Trust, managed by Deutsche Asset Management, Inc.


Variable Insurance Products ("Fidelity(R) VIP"), managed by Fidelity Management & Research Company.

Wells Fargo Variable Trust Funds, managed by Wells Fargo Funds Management, LLC. The sub-advisor for Wells Fargo Large Company Growth Fund is Peregrine Capital Management, Inc. The sub-advisor for all other funds is Wells Capital Management Incorporated. The sub-advisor for Wells Fargo Asset Allocation Fund changed from Barclays Global Fund Advisors to Wells Capital Management Incorporated on April 12, 2002.

As compensation for their services to the fund, the investment advisors receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the prospectus for the fund.

Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the advisor or sub-advisor. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor or sub-advisor.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds International Fund: Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


AIM V.I. Government Securities Fund: Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. Growth Fund: Seeks growth of capital.


AIM V.I. Premier Equity Fund: Seeks to achieve long-term growth of capital. Income is a secondary objective.


AllianceBernstein Small Cap Value Portfolio: Seeks long-term growth of capital. The portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.


AllianceBernstein Technology Portfolio: Seeks to emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

Delaware VIP Emerging Markets Series: Seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in investments of emerging market issuers.


Delaware VIP Large Cap Value Series: Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.


Delaware VIP High Yield Series: Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.

Delaware VIP REIT Series: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).

Delaware VIP Small Cap Value Series: Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earnings and growth potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.

Delaware VIP Trend Series: Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.

Delaware VIP U.S. Growth: Seeks to maximize capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments. Investment management looks for stocks with low dividend yields, strong balance sheets, and high expected earnings growth rates as compared to other companies in the same industry.

Evergreen VA Omega Fund: Seeks long-term capital growth. The Fund invests primarily in common stocks of U.S. companies across all market capitalizations.

Evergreen VA Special Equity Fund: Seeks capital growth by investing primarily in equity securities of U.S. companies with small market capitalizations.

Evergreen VA Strategic Income Fund: Seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities. The Fund intends to allocate its assets principally between domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations.

Fidelity(R) VIP Contrafund: Seeks long-term capital appreciation by investing primarily in securities of companies whose value the advisor believes is not fully recognized by the public.

Fidelity(R) VIP Growth Opportunities Portfolio: Seeks capital growth by investing primarily in common stocks.

Fidelity(R) VIP Overseas Portfolio: Seeks long-term growth of capital by investing primarily in foreign securities.


Lincoln VIP Aggressive Growth Fund: Seeks to maximize capital appreciation. The fund invests in stocks of small, lesser known companies which have a chance to grow significantly in a short time.



Lincoln VIP Global Asset Allocation Fund: Seeks long-term return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.


MFS(R) VIT Capital Opportunities Series: Seeks capital appreciation.

MFS(R) VIT Emerging Growth Series: Seeks to provide long-term growth of capital.

MFS(R) VIT Utilities Series: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equities securities).

Neuberger Berman AMT Balanced Portfolio: Seeks growth of capital and reasonable current income with-out undue risk to principal.

Neuberger Berman AMT Mid-Cap Growth Portfolio: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.

Neuberger Berman AMT Regency Portfolio: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.

Putnam VT Growth & Income Fund: Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.


Scudder VIT Equity 500 Index Fund: Seeks to match the performance of the stock market as represented by Standard & Poor's 500 Index, before fund expenses.


Wells Fargo Asset Allocation Fund: Seeks long-term total return, consistent with reasonable risk through a strategy of allocating investments between two classes of securities: common stocks and U.S. Treasury bonds.



Wells Fargo Equity Income Fund: Seeks long-term capital appreciation and above-average dividend income by investing primarily in common stock of large, high-quality U.S. companies with above-average dividend income and, in the opinion of the Fund's managers, above-average return potential.

Wells Fargo Equity Value Fund: Seeks long-term capital appreciation by investing in common stocks and foreign and U.S. convertible debt securities that appear to be undervalued in relation to the overall stock market.

Wells Fargo Growth Fund: Seeks long-term capital appreciation by investing primarily in common stocks, preferred stocks and debt securities that are convertible into common stocks.

Wells Fargo International Equity Fund: Seeks long-term total return, with an emphasis on capital appreciation, by investing primarily in equity securities of non- U.S. companies.

Wells Fargo Large Company Growth Fund: Seeks long-term capital appreciation by investing primarily in common stocks of large, high-quality U.S. companies that appear to have superior growth potential.

Wells Fargo Money Market Fund: Seeks to provide investors with a high level of current income while preserving capital and liquidity.

Wells Fargo Small Cap Growth Fund: Seeks long-term capital appreciation by investing in the common stocks of U.S. and foreign companies that its managers believe have above-average prospects for capital growth and/or that may be involved in new or innovative products, services and processes.


Wells Fargo Total Return Bond Fund (formerly known as Corporate Bond Fund):
Seeks a high level of current income, consistent with reasonable risk.


Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.




With respect to a fund including affiliated funds, the advisor and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate). As of the date of this Prospectus, we were receiving compensation from each fund company.


The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of Lincoln Life and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.


When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.



The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectus for the funds.



Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.


Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services--See Additional services and the SAI for more information on these programs), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and Internet fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid will exceed the actual contract value; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA for Wells Fargo New Directions CoreSM

We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.15% for the GOP, 1.25% for the EGMDB and 1.45% for the EEB Rider.


Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                    Number of contract
                    anniversaries since purchase
                    payment was invested
----------------------------------------------------------------
                                     At least
                    None   1    2    3    4    5    6    7+
Surrender charge as
a percentage of the
surrendered or
withdrawn purchase
payments            8.0%   7.5  6.5  6    5    4    2    0


A surrender charge does not apply to:

 1.A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested.

 2.Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the total purchase payments.

 3.A surrender or withdrawal of any purchase payments, after the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, which disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.

 4.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner.

 5.A surrender or withdrawal of any purchase payments, as a result of the admittance to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days.

 6.A surrender or withdrawal of any purchase payments, as a result of a diagnosis of a terminal illness of the contractowner that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner.

 7.A surrender of the contract as a result of the death of the contractowner or annuitant.

 8.A surrender or withdrawal of any purchase payments for any contract issued to employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with Lincoln Life) and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Wells Fargo and Lincoln Financial Group, or any of the investment advisors of the funds currently being offered, or their affiliated or managed companies (hereafter referred to as Selling Group Individuals and based upon the contractowner's status at the time the contract was purchased), provided the contract was not issued with the assistance of a sales representative under contract with Lincoln Life.

 9.Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.

10.Periodic payments made under any annuity payout option made available by Lincoln Life.


11.Regular income payments made under i4LIFE/SM/ Advantage.


For purposes of calculating the surrender charge on withdrawals, Lincoln Life assumes that:

a.The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) until exhausted; then

  2.from earnings until exhausted.

c.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings until exhausted; then

  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.

The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Account fee

During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary. This fee will be waived on contracts sold to Selling Group Individuals. See Charges and other deductions--Surrender charge.


Rider charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.



The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

Other charges and deductions

Charges may also be imposed during the regular income and annuity payout period. See i4LIFE/SM/ Advantage (IRA) and (Non-Qualified) and Annuity payouts.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The administrative charge, surrender charges and account fee described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.


When a completed application and all other information necessary for processing a purchase order is received at our Home Office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation) we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment must be priced within two business days.


Who can invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner and annuitant cannot be older than age 85.


If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since a tax-favored arrangement itself provides tax-sheltered growth.


Replacement of existing insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax advisor should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.


Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $25,000 ($1,500 for Selling Group Individuals). The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract or the death of the contractowner, whichever comes first. Lincoln Life reserves the right to limit purchase payments made to the contract.

Valuation date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of purchase payments
Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions.


The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account is $2,000 ($300 for contracts issued prior to August 15, 2003, subject to state approval). Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home Office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. Please Note: If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the deduction of certain contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with the Estate Enhancement Benefit Rider, contracts with the Rider will have different corresponding accumulation unit values on any given day than contracts without the Rider.


In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.


Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by Lincoln Life. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.)


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.


A transfer request may be made to our Home Office using written, telephone, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this Prospectus. In order to prevent unauthorized or fraudulent telephone transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests may be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln Life, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.




If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed subaccount is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed subaccount in any twelve month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed subaccount.


Transfers of all or a portion of a fixed account (other than automatic transfer programs) may be subject to an interest adjustment.



Transfers may be delayed as permitted by the 1940 Act. See Delay of payments.





Transfers after the annuity commencement date

If you select an i4LIFE/SM/ Advantage option, your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.



If you do not select i4LIFE/SM/ Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed account as permitted under your contract. Those transfers will be limited to three times per contract year. You may also change from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.


Additional services

There are four additional services available to you at no extra charge under your contract: dollar cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.



Dollar cost averaging (DCA) allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. The minimum amount that can be dollar cost averaged is $2,000. Upon receipt of an additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. The minimum contract value required to establish an AWS is $10,000. Withdrawals under AWS are subject to applicable surrender charges and interest adjustments. See Charges and other deductions--Surrender charge and Fixed side of the contract--Interest adjustment.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. The minimum contract value required for this service is $2,000.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit before the annuity commencement date

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Generally, the more expensive the death benefit, the greater the protection. You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner. If the contractowner or joint owner was changed subsequent to the effective date of this contract, unless the change occurred because of the death of the prior contractowner or joint owner, only the contract value as of the day Lincoln Life approves the payment of the claim is available on the death of the contractowner or joint owner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares) provided the annuitant named on this contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior annuitant.

Notification of the election of this death benefit must be received by Lincoln Life within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant. Only the contract value as of the day Lincoln Life approves the payment of the claim is available on the death of the annuitant if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred during the first 30 days subsequent to the effective date of the contract, or because of the death of a prior annuitant.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This approval of the death benefit will occur upon receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including the selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.


Guarantee of Principal Death Benefit.


This benefit is available on or about August 15, 2003 depending on state availability. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:



1.the contract value as of the day Lincoln Life approves the payment of the claim; or



2.the sum of all purchase payments decreased by withdrawals (including any applicable charges and premium taxes incurred) in the same proportion that withdrawals (including any applicable charges and premium taxes incurred) reduced the contract value.



For contracts purchased prior to the time a state approves the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred).





In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.


Enhanced Guaranteed Minimum Death Benefit (EGMDB).
If the death occurs before the annuity commencement date, and the EGMDB is in effect, the death benefit paid will be the greatest of:

1.the contract value as of the day on which Lincoln Life approves the payment of the claim;


2.the sum of all purchase payments decreased by withdrawals (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value. For contracts purchased prior to August 15, 2003 (or later, depending on your state), the sum of all purchase payments will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred) on a dollar for dollar basis; or



3.the highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment.



The highest contract value is increased by purchase payments and is decreased by withdrawals, subsequent to that anniversary date (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value. For contracts purchased prior to August 15, 2003 (or later, depending on your state) the highest contract value will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred) on a dollar for dollar basis.



In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.



The EGMDB is not available under contracts issued to a contractowner, joint owner, or annuitant, who is age 81 or older at the time of issuance.

Contractowners whose contracts contain the Guarantee of Principal death benefit may add the EGMDB at a later date if the contractowner, joint owner and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.



For contracts purchased after August 15, 2003 (or later in some states), the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and other deductions.




Estate Enhancement Death Benefit Rider (EEB Rider).
The amount of death benefit payable under the EEB Rider is the greatest of the following amounts:

1.the contract value as of the day on which Lincoln Life approves the payment of the claim; or


2.the sum of all purchase payments decreased by withdrawals (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value.



  For contracts purchased prior to August 15, 2003 (or later, depending on your state) the sum of all purchase payments will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred) on a dollar for dollar basis.



3.the highest contract value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after the contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that anniversary date (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value. For contracts purchased prior to August 15, 2003 (or later, depending on your state) the highest contract value will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred) on a dollar for dollar basis.


4.the contract value on the valuation date the death benefit is approved plus the Enhancement Rate times the lesser of: (1) the contract earnings, or (2) the covered earnings limit. [Note: If there are no earnings in the contract, there will not be an amount provided under this item (4).]


In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.


The Enhancement Rate is based on the age of the oldest insured on the date the EEB Rider becomes effective. If the oldest insured is under age 70, the rate is 40%. If the oldest insured is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the EEB Rider would become effective.

Contract earnings equals:

1.the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus

2.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus

3.each purchase payment that is made to the contract on or after the effective date of the EEB Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

4.the amount by which each withdrawal made on or after the effective date of the EEB Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

Covered earnings limit equals 200% of:

1.the contract value as of the effective date of the EEB Rider (determined before the allocation of any purchase payments on that date); plus

2.each purchase payment that is made to the contract on or after the effective date of the EEB Rider, and prior to the date of death of the individual for whom a death claim is approved for payment and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

3.the amount by which each withdrawal made on or after the effective date of the EEB Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The estate enhancement benefit will not be paid if the contractowner, joint owner or annuitant is changed after the effective date of the EEB Rider unless the change is the result of the surviving spouse continuing the contract. A change in contractowner, joint owner (if applicable), or annuitant will reduce the death benefit to the contract value for the new individual.


The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the EEB Rider becomes available in your state may only elect the EEB Rider at the time of purchase.



Should you elect the EEB Rider at time of purchase the benefit will take effect on the valuation date at time of issue and we will begin deducting the charge on that date. The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


Accumulated Benefit Enhancement (ABE/SM/)



This death benefit option is no longer available unless you had elected it prior to January 15, 2003. However, ABE may be available to non-qualified i4LIFE/SM/ Advantage contracts. See Annuity payouts--i4LIFE/SM/ Advantage (Non-qualified annuity contracts ONLY). There is no additional charge for this benefit.




Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on death benefits before the annuity commencement date and general death benefit information in the Prospectus).


Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the ABE Enhancement Amount will be used to calculate the ABE Death Benefit.


The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by Lincoln Life. However, Lincoln Life will impose a limit on the prior contract's death benefit equal to the lesser of:

1)140% of the prior contract's cash value; or

2)the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by Lincoln Life is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to Lincoln Life at the time of the application. Lincoln Life will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.


If more than one annuity contract is exchanged to a Lincoln Life contract, the ABE Death Benefit will be calculated for each prior contract separately, and then added together to determine the total ABE Death Benefit.


Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by Lincoln Life for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by Lincoln Life for payment.

The ABE Death Benefit will terminate on the earliest of:

(1)the valuation date the selected death benefit option of the contract is changed; or

(2)the annuity commencement date.

It is important to realize that this ABE Death Benefit will in many cases be less than the death benefit from your prior carrier. This is always true in the first year, when only 75% of the Enhancement Amount is available.



General death benefit information

The GOP, EGMDB and EEB Rider death benefits are separate death benefit elections. Only one of these three death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE/SM/ Advantage.


If there are joint owners, upon the death of the first contractowner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time of the contractowner's death will continue. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the Estate Enhancement Benefit is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the death benefit payable will become the greatest of the first three amounts listed under the EEB Rider and the total annual charge will be reduced to 1.40%.


Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after Lincoln Life has approved the death claim.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Ownership
As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

Joint ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying the Home Office of the change. The new annuitant must be under age 85 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The contracts--Death benefit before the annuity commencement date. A contingent annuitant may be named or changed by notifying the Home Office in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected. See Annuity payouts--Annuity options.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to an interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act. The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and other deductions.


Small contract surrenders

Lincoln Life may surrender your IRA or nonqualified contract, in accordance with the laws of your state if: 1) your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected, 2) no purchase payments have been received for two (2) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states). At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.



i4LIFE/SM/ Advantage

(IRA Annuity Contracts ONLY)

The i4LIFE/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



i4LIFE/SM/ Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a contract value of at least $50,000 and only if the annuitant is age 591/2 or older at the time the option is elected. You may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase payments may only be made during the Access Period.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and the i4LIFE/SM/ Advantage Account Value death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.


Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.


If i4LIFE/SM/ Advantage is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE/SM/ Advantage begins, any automatic withdrawal service will terminate. See The contracts.


Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.


Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.



Access Period. At the time you elect i4LIFE/SM/

Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make purchase payments, surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access
Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.


After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges and interest adjustments, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.


Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides the i4LIFE/SM/ Advantage Account Value death benefit.





If you die during the Access Period, the i4LIFE/SM/ Advantage will terminate. Your beneficiary may start a new i4LIFE/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.



This death benefit is the Account Value as of the day on which Lincoln Life approves the payment of the claim.







Following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of i4LIFE/SM/ Advantage will vary depending on your state. In states where


i4LIFE/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) may be available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim. The charge under the Income4Life(R) Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA. The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. For a limited time, contracts in force prior to the availability of i4LIFE/SM/ Advantage in a particular state may be able to elect the Income4Life(R) Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may only elect i4LIFE/SM/ Advantage.



Termination. You may terminate i4LIFE/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the death benefit in effect before i4LIFE/SM/ Advantage began (if available), unless you choose a death benefit with a lower charge than the death benefit previously in effect (see the Expense Table for a list of the available death benefits and corresponding charges). You may not choose a death benefit with a higher charge than the death benefit previously in effect. Upon termination, we will stop assessing the charge for the i4LIFE/SM/ Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE/SM/ Advantage.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, as permitted under your contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 1.5% per year (or higher, depending on your contract), and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Delay of payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners. Payment of contract proceeds from the fixed account may be delayed for up to six months.



Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.



Transfers may be delayed as permitted by the 1940 Act.


Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made by your written authorization to us and received in our home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions



Lincoln Life offers the contracts through affiliated registered representatives who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Lincoln Life also may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with Lincoln Life will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.



Registered Representatives may be eligible for certain non-cash compensation programs, such as conferences or trips.



Lincoln Life offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.





Commissions are paid to dealers under different commission options. The maximum commission paid as a percentage of each purchase payment is 5.05%, plus ongoing annual compensation of up to 1.05% of contract values. Upon annuitization, the commissions paid to dealers are a maximum of 3.00% of account annuitized and/or an annual continuing commission of up to 1.00% of statutory reserves. These commissions are not deducted from purchase payments or contract value; they are paid by us.


Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Contracts, endorsements and riders may vary as required by state. Questions about your contract should be directed to us at 1-800-458-0822.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.


You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the variable annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.


Life Annuity with Cash Refund. This option is only available for fixed annuity benefit payments. Payments will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made after Lincoln Life is in receipt of (1) proof, satisfactory to Lincoln Life, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.



Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of .15% will be assessed on all variable annuity payouts (except for the i4LIFE/SM/ Advantage which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date, less any applicable premium taxes;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General information

The GOP, EGMDB and the EEB Rider are not available after the annuity commencement date. The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.


i4LIFE/SM/ Advantage

(Non-Qualified Annuity Contracts ONLY)

We offer a variable annuity payout option for non-qualified contracts. This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.65% for the i4LIFE/SM/ Advantage Account Value death benefit, and 1.85% for the i4LIFE/SM/ Advantage Enhanced Guaranteed Minimum Death Benefit (EGMDB), of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date; otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



If your contract value is at least $50,000, you may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The annuitant may not be changed and additional purchase payments will not be accepted after i4LIFE/SM/ Advantage is elected.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



At the time you select i4LIFE/SM/ Advantage, you also select a new death benefit option. Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.


Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.


Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal tax matters--Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.



Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges and interest adjustments, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.


Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides two death benefit options:



1.i4LIFE/SM/ Advantage Account Value death benefit; and



2.i4LIFE/SM/ Advantage EGMDB death benefit.



The i4LIFE/SM/ Advantage Account Value death benefit is the Account Value as of the day on which Lincoln Life approves the payment of the claim.





The charge under this death benefit is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. You may not change this death benefit once it is elected.



The i4LIFE/SM/ Advantage EGMDB is the greatest of:



1.the Account Value as of the day on which Lincoln Life approves the payment of the claim



2.the Enhancement Amount (if elected at the time of application) [see discussion below under Accumulated Benefit Enhancement (ABE/SM/)] specified on your contract benefit data pages as applicable on the date of death, plus the sum of all purchase payments less the sum of all regular income payments and withdrawals (including any applicable charges, and premium taxes incurred), if any. Regular income payments and withdrawals (including any applicable charges) and any premium taxes incurred, if any, are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals (including any applicable charges and premium taxes incurred), if any, reduce the Account Value, depending upon the terms of your contract; or



3.the highest contract value or Account Value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) from the time the EGMDB takes effect but prior to the 81st birthday of the deceased. The highest contract value or Account Value is increased by purchase payments and is decreased by regular income payments and withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest contract value or Account Value is obtained. Regular income payments and withdrawals (including any applicable charges and premium taxes incurred), if any, are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals (including any applicable charges and premium taxes incurred), if any, reduce the Account Value, depending upon the terms of your contract. Only the highest Account Value achieved on an anniversary following the election of i4LIFE/SM/ Advantage will be considered if you did not elect (or you discontinued) the EGMDB or more expensive death benefit option before electing i4LIFE/SM/ Advantage. If you elected one of these death benefits after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.



In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Account Value may have a magnified effect on the reduction of the death benefit payable.



Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date the death claim is approved by Lincoln Life for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the contract value as of the date the death claim is approved by Lincoln Life for payment.



The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.



During the Access Period, contracts with the i4LIFE/SM/ Advantage EGMDB may elect to change to the i4LIFE/SM/ Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE/SM/ Advantage EGMDB.


For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.




Accumulated Benefit Enhancement (ABE/SM/). We provide to eligible contractowners of non-qualified i4LIFE/SM/ Advantage EGMDB contracts an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:



  .  you are purchasing i4LIFE/SM/ Advantage with the EGMDB;



  . you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with Lincoln Life to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;



  . the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require Lincoln Life approval);



  . all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; and



  . the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).



Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE/SM/ Advantage EGMDB. However, if the death occurs in the first contract year, only 75% of the ABE Enhancement Amount is available.



The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by Lincoln Life. However, Lincoln Life will impose a limit on the prior contract's death benefit equal to the lesser of:





1)140% of the prior contract's cash value; or



2)the prior contract's cash value plus $400,000.



In addition, if the actual cash surrender value received by Lincoln Life is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.



For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to Lincoln Life at the time of the application. Lincoln Life will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.



If more than one annuity contract is exchanged to a Lincoln Life contract, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.





Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.



The ABE Enhancement Amount will terminate on the valuation date the i4LIFE/SM/ Advantage EGMDB death benefit is changed or terminated.



It is important to realize that the ABE Enhancement Amount will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.



Availability. The introduction of i4LIFE/SM/ Advantage will vary depending on your state. In states where i4LIFE/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) may be available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim (as opposed to the Account Value death benefit and the EGMDB offered under i4LIFE/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.65% or 1.85% under i4LIFE/SM/ Advantage). The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. The fixed account is not available with the Income4Life(R) Solution. For a limited time, contracts in force prior to the availability of i4LIFE/SM/ Advantage in a particular state may be able to elect the Income4Life(R) Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may only elect i4LIFE/SM/ Advantage.



Termination. You may not terminate i4LIFE/SM/ Advantage once you have elected it.

Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, as permitted under your contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 1.5% per year (or higher, depending on your contract), and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Fixed side of the contract



Purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.




We guarantee an interest rate of not less than 1.5% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to August 15, 2003 may guarantee a higher minimum interest rate. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract.



ANY INTEREST IN EXCESS OF 1.5% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM RATE WILL BE DECLARED.





Your contract may not offer a fixed account or if permitted by your contract we may discontinue accepting purchase payments and/or transfers into the fixed side of the contract.


Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.


The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 through 10 years. Lincoln Life may add guaranteed periods or discontinue accepting money into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed sub-account is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guaranteed period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. The interest adjustment will not reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.5% interest (higher in some states) had been credited to the fixed subaccount. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.


Lincoln Life will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless Lincoln Life receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by Lincoln Life. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Interest adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than cross-reinvestment, portfolio rebalancing, or regular income under i4LIFE/SM/ Advantage transfers) will be subject to an interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to an interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocations of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:

                                   (1+A)N
                                  -------  -1
                                  (1+B+K)N

where:
A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period, if greater than one year, determined at the time of surrender, withdrawal or transfer. For periods remaining of one year or less, the yield rate for one-year U.S. Treasury Security is used.

K = 0.10% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to Lincoln Life associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.10% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

Yield rates in A and B above that are not quoted will be determined using straight-line interpolation.

See the SAI for examples of the application of the interest adjustment.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by the individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

.. Death prior to the annuity commencement date--

   . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

   . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

.. Death after the annuity commencement date--

   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

   . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders or annuity payouts that:

.. you receive on or after you reach age 59 1/2,

.. you receive because you became disabled (as defined in the tax law),

.. a beneficiary receives on or after your death, or


.. you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the additional charge as a contract withdrawal.

Qualified retirement plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Currently, we may issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.


Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as Traditional IRAs, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2.


.. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.

.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required minimum distributions


Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding the tax ramifications.


Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

.. received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and Traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefits from being provided under the contracts when we issue the contract as a Traditional IRA or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefits under a contract issued as a Traditional IRA or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in law
The above discussion is based on the tax code, IRS regulations and interpretations existing on the date of this Prospectus. However, Congress, The IRS and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account--Fund shares.

Distribution of the contracts

Lincoln Life is the distributor and principal underwriter of the contracts. Under an agreement with Lincoln Life, Wells Fargo Investments LLC and Lincoln Financial Distributors will act as wholesalers and will assist Lincoln Life in forming the selling group. The contracts will be sold by our properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with Lincoln Life and have been licensed by state insurance departments to represent us. Included among these broker-dealers is Lincoln Finan-cial Advisors Corporation (LFA). LFA is affiliated with us and in addition to selling our contracts, may also act as a principal underwriter for certain other contracts issued by us. Lincoln Life will offer the contracts in all states it is licensed to do business.


Return privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home Office at P.O. Box 7882, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charge or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.


Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.



Legal proceedings




Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



After consultation with legal counsel and review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life and the VAA.

Statement of Additional information Table of contents for

Wells Fargo New Directions Core/SM/



                  Item                                    Page
                  --------------------------------------------
                  General information and history of The
                  Lincoln National Life Insurance Company
                  (Lincoln Life)                           B-2
                  --------------------------------------------
                  Special terms                            B-2
                  --------------------------------------------
                  Services                                 B-2
                  --------------------------------------------
                  Principal underwriter                    B-2
                  --------------------------------------------
                  Purchase of securities being offered     B-2
                  --------------------------------------------
                  Calculation of investment results        B-2
                  --------------------------------------------
                  Interest adjustment                     B-10
                  --------------------------------------------
                  Annuity payouts                         B-11
                  --------------------------------------------
                  Advertising and sales literature        B-12
                  --------------------------------------------
                  Additional services                     B-14
                  --------------------------------------------
                  Other information                       B-15
                  --------------------------------------------
                  Financial statements                    B-15
                  --------------------------------------------



For a free copy of the SAI please see page two of this booklet.

.................................................................................
               STATEMENT OF ADDITIONAL INFORMATION REQUEST CARD

Please send me a copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account W (Wells Fargo New Directions CoreSM).

                                (Please Print)

       Name _________________________ Social Security No. _______________

       Address __________________________________________________________

       City _________________________ State ________________________ Zip

Mail to Lincoln National Life Insurance Company, P.O. Box 7882, Fort Wayne, Indiana 46801

Appendix A--Condensed financial information


Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the Wells Fargo New Directions Core/SM/ subaccounts for the following periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.



                                                                              2001*             2002
                                                                        ----------------- -----------------
                                                                             with    with      with    with
                                                                        EEB Rider   EGMDB EEB Rider   EGMDB
-----------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund Accumulation unit value
.. Beginning of period..................................................  $10.000  $10.000  $12.510  $12.517
.. End of period........................................................   12.510   12.517    9.957    9.982
Number of accumulation units
.. End of period........................................................      100      344        0      905
-----------------------------------------------------------------------------------------------------------
American Funds Growth Fund Accumulation unit value
.. Beginning of period..................................................  $10.000  $10.000  $12.319  $12.326
.. End of period........................................................   12.319   12.326    9.158    9.181
Number of accumulation units
.. End of period........................................................      100    5,648        0   11,789
-----------------------------------------------------------------------------------------------------------
American Funds International Fund Accumulation unit value
.. Beginning of period..................................................  $10.000  $10.000  $10.843  $10.850
.. End of period........................................................   10.843   10.850    9.085    9.108
Number of accumulation units
.. End of period........................................................      100    3,285        0    4,863
-----------------------------------------------------------------------------------------------------------
AIM V.I. Government Securities Fund Accumulation unit value
.. Beginning of period..................................................  $10.000  $10.000  $ 9.979  $ 9.982
.. End of period........................................................    9.979    9.982   10.729   10.754
Number of accumulation units
.. End of period........................................................      100   22,950    3,880   54,180
-----------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund Accumulation unit value
.. Beginning of period..................................................  $10.000  $10.000  $11.129  $11.136
.. End of period........................................................   11.129   11.136    7.544    7.563
Number of accumulation units
.. End of period........................................................      100    5,715        0      281
-----------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund Accumulation unit value
.. Beginning of period..................................................  $10.000  $10.000  $11.316  $11.323
.. End of period........................................................   11.316   11.323    7.745    7.765
Number of accumulation units
.. End of period........................................................      100    4,262        0    7,705
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value Portfolio Accumulation unit value
.. Beginning of period..................................................  $10.000  $10.000  $11.877  $11.885
.. End of period........................................................   11.877   11.885   10.944   10.973
Number of accumulation units
.. End of period........................................................      100      783        0    2,457
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Technology Portfolio Accumulation unit value
.. Beginning of period..................................................  $10.000  $10.000  $12.880  $12.887
.. End of period........................................................   12.880   12.887    7.362    7.381
Number of accumulation units
.. End of period........................................................      100      100        0        0
-----------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series Accumulation unit value
.. Beginning of period..................................................  $10.000  $10.000  $11.428  $11.435
.. End of period........................................................   11.428   11.435   11.817   11.850
Number of accumulation units
.. End of period........................................................      100      100        0    1,318
-----------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series Accumulation unit value
.. Beginning of period..................................................  $10.000  $10.000  $10.312  $10.317
.. End of period........................................................   10.312   10.317   10.315   10.341
Number of accumulation units
.. End of period........................................................      100      232      378   35,934
-----------------------------------------------------------------------------------------------------------

                                                                          2001*             2002
                                                                    ----------------- -----------------
                                                                         with    with      with    with
                                                                    EEB Rider   EGMDB EEB Rider   EGMDB
-------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $11.100  $11.107
.. End of period....................................................   11.100   11.107    8.867    8.888
Number of accumulation units
.. End of period....................................................      100      389        0      767
-------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series Accumulation unit value...................
.. Beginning of period..............................................  $10.000  $10.000  $10.707  $10.712
.. End of period....................................................   10.707   10.712   10.999   11.027
Number of accumulation units
.. End of period....................................................      100    1,091      620    2,830
-------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $11.799  $11.806
.. End of period....................................................   11.799   11.806   10.946   10.975
Number of accumulation units
.. End of period....................................................      100    4,144        0    7,453
-------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $12.794  $12.802
.. End of period....................................................   12.794   12.802   10.062   10.088
Number of accumulation units
.. End of period....................................................      100    1,332      513    1,786
-------------------------------------------------------------------------------------------------------
Delaware VIP US Growth Series Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $11.645  $11.653
.. End of period....................................................   11.645   11.653    8.102    8.119
Number of accumulation units
.. End of period....................................................      100      100        0    1,340
-------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $11.527  $11.534
.. End of period....................................................   11.527   11.534    8.463    8.483
Number of accumulation units
.. End of period....................................................      100      278        0        0
-------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $11.585  $11.592
.. End of period....................................................   11.585   11.592    8.297    8.314
Number of accumulation units
.. End of period....................................................      100      253        0      453
-------------------------------------------------------------------------------------------------------
Evergreen VA Strategic Income Fund Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $10.268  $10.271
.. End of period....................................................   10.268   10.271   11.668   11.701
Number of accumulation units
.. End of period....................................................      100    1,928        0    3,412
-------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $11.344  $11.352
.. End of period....................................................   11.344   11.352    8.697    8.724
Number of accumulation units
.. End of period....................................................      100      100        0        0
-------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $10.903  $10.910
.. End of period....................................................   10.903   10.910    8.532    8.557
Number of accumulation units
.. End of period....................................................      100      100        0        0
-------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $10.940  $10.947
.. End of period....................................................   10.940   10.947    9.728    9.754
Number of accumulation units
.. End of period....................................................      100      288        0      883
-------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund Accumulation unit value
.. Beginning of period..............................................  $10.000  $10.000  $12.415  $12.422
.. End of period....................................................   12.415   12.422    8.511    8.528
Number of accumulation units
.. End of period....................................................      100      100        0      854
-------------------------------------------------------------------------------------------------------

                                                                            2001*             2002
                                                                      ----------------- -----------------
                                                                           with    with      with    with
                                                                      EEB Rider   EGMDB EEB Rider   EGMDB
---------------------------------------------------------------------------------------------------------
Lincoln VIP Global Asset Allocation Fund Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $10.970  $10.977
.. End of period......................................................   10.970   10.977    9.498    9.526
Number of accumulation units
.. End of period......................................................      100      100        0        0
---------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $11.894  $11.901
.. End of period......................................................   11.894   11.901    8.212    8.232
Number of accumulation units
.. End of period......................................................      100    1,348        0    5,451
---------------------------------------------------------------------------------------------------------
MFS VT Emerging Growth Series Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $12.137  $12.144
.. End of period......................................................   12.137   12.144    7.894    7.903
Number of accumulation units
.. End of period......................................................      100      520        0      412
---------------------------------------------------------------------------------------------------------
MFS VT Utilities Series Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $ 9.851  $ 9.855
.. End of period......................................................    9.851    9.855    7.473    7.490
Number of accumulation units
.. End of period......................................................      100    2,231        0    3,156
---------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Balanced Portfolio Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $11.248  $11.256
.. End of period......................................................   11.248   11.256    9.168    9.194
Number of accumulation units
.. End of period......................................................      100    1,228        0    2,407
---------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $12.006  $12.012
.. End of period......................................................   12.006   12.012    8.347    8.367
Number of accumulation units
.. End of period......................................................      100      784        0    2,178
---------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency Portfolio Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $11.154  $11.160
.. End of period......................................................   11.154   11.160    9.818    9.842
Number of accumulation units
.. End of period......................................................      100      808        0      992
---------------------------------------------------------------------------------------------------------
Putnam VIT Growth & Income Fund Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $10.863  $10.871
.. End of period......................................................   10.863   10.871    8.660    8.684
Number of accumulation units
.. End of period......................................................      100    4,748      590   12,827
---------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $11.283  $11.291
.. End of period......................................................   11.283   11.291    8.624    8.648
Number of accumulation units
.. End of period......................................................      100      254        0      960
---------------------------------------------------------------------------------------------------------
WFVT Asset Allocation Fund Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $10.874  $10.882
.. End of period......................................................   10.874   10.882    9.323    9.351
Number of accumulation units
.. End of period......................................................      100    5,489        0   19,076
---------------------------------------------------------------------------------------------------------
WFVT Equity Income Fund Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $11.002  $11.009
.. End of period......................................................   11.002   11.009    8.739    8.763
Number of accumulation units
.. End of period......................................................      100    1,922        0    7,587
---------------------------------------------------------------------------------------------------------
WFVT Equity Value Fund Accumulation unit value
.. Beginning of period................................................  $10.000  $10.000  $11.172  $11.180
.. End of period......................................................   11.172   11.180    8.344    8.367
Number of accumulation units
.. End of period......................................................      100    1,663        0    4,262
---------------------------------------------------------------------------------------------------------

                                                             2001*             2002
                                                       ----------------- -----------------
                                                            with    with      with    with
                                                       EEB Rider   EGMDB EEB Rider   EGMDB
------------------------------------------------------------------------------------------
WFVT Growth Fund Accumulation unit value
.. Beginning of period.................................  $10.000  $10.000  $11.333  $11.340
.. End of period.......................................   11.333   11.340    8.267    8.290
Number of accumulation units
.. End of period.......................................      100      100        0    3,609
------------------------------------------------------------------------------------------
WFVT International Fund Accumulation unit value
.. Beginning of period.................................  $10.000  $10.000  $11.161  $11.169
.. End of period.......................................   11.161   11.169    8.461    8.486
Number of accumulation units
.. End of period.......................................      100      100        0        0
------------------------------------------------------------------------------------------
WFVT Large Company Growth Fund Accumulation unit value
.. Beginning of period.................................  $10.000  $10.000  $12.123  $12.130
.. End of period.......................................   12.123   12.130    8.588    8.609
Number of accumulation units
.. End of period.......................................      100    4,432        0    9,648
------------------------------------------------------------------------------------------
WFVT Money Market Fund Accumulation unit value
.. Beginning of period.................................  $10.000  $10.000  $10.032  $10.035
.. End of period.......................................   10.032   10.035    9.996   10.015
Number of accumulation units
.. End of period.......................................      100   24,004        0   57,077
------------------------------------------------------------------------------------------
WFVT Small Cap Growth Fund Accumulation unit value
.. Beginning of period.................................  $10.000  $10.000  $13.029  $13.037
.. End of period.......................................   13.029   13.037    7.918    7.931
Number of accumulation units
.. End of period.......................................      100      134        0      218
------------------------------------------------------------------------------------------
WFVT Total Return Bond Fund Accumulation unit value
.. Beginning of period.................................  $10.000  $10.000  $10.130  $10.135
.. End of period.......................................   10.130   10.135   10.740   10.766
Number of accumulation units
.. End of period.......................................    7,538    8,663   16,591   19,354
------------------------------------------------------------------------------------------


*The VAA began operations on November 28, 2000. However, the subaccounts did not begin operations until September 19, 2001, so the figures for 2001 represent experience of less than one year.

Wells Fargo New Directions CoreSM
Lincoln Life   Variable Annuity Account W (Registrant)

The Lincoln National   Life Insurance Company (Depositor)

Statement of Additional Information (SAI)


This Statement of Additional Information should be read in conjunction with the Wells Fargo New Directions Core/SM/ Prospectus of Lincoln Life Variable Annuity Account W dated May 1, 2003.

You may obtain a copy of the Wells Fargo New Directions Core/SM/ Prospectus on request and without charge.
Please write Lincoln Wells Fargo Customer Service, The Lincoln National Life Insurance Company,
P.O. Box 7882, Fort Wayne, Indiana 46801 or call 1-800-458-0822.

Table of Contents


                  Item                                   Page
                  -------------------------------------------
                  General information and history
                  of The Lincoln National Life Insurance
                  Company (Lincoln Life)                 B-2
                  -------------------------------------------
                  Special terms                          B-2
                  -------------------------------------------
                  Services                               B-2
                  -------------------------------------------
                  Principal underwriter                  B-2
                  -------------------------------------------
                  Purchase of securities being offered   B-2
                  -------------------------------------------


                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Interest adjustment               B-10
                     --------------------------------------
                     Annuity payouts                   B-11
                     --------------------------------------
                     Advertising and sales literature  B-12
                     --------------------------------------
                     Additional services               B-14
                     --------------------------------------
                     Other information                 B-15
                     --------------------------------------
                     Financial statements              B-15
                     --------------------------------------





This SAI is not a Prospectus.


The date of this SAI is May 1, 2003.

General information and
history of The
Lincoln National Life
Insurance Company (Lincoln Life)


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors



The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the consolidated financial statements of Lincoln Life at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter


Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the contracts, which are offered continuously. Wells Fargo Investments L.L.C. and Lincoln Financial Distributors, Inc. will act as wholesalers and will assist Lincoln Life in forming the selling group. Lincoln Financial Distributors, Inc., Two Commerce Square, 2001 Market Street, 4th Floor, Philadelphia, PA 19103 also will perform certain marketing and other ancillary functions as described in the Prospectus.



Lincoln Life received $844,332 in 2002 for the sale of contracts offered through the VAA. Lincoln Life retained no underwriting commissions in 2002 from the sale of the variable annuity contracts.


Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln Life products; through independent insurance brokers; and through certain securities brokers/dealers selected by Lincoln Life whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the account fee and/or the surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The Contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below represent performance information for the VAA and the subaccounts calculated in several different ways.

Money Market Fund Subaccount:
At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The yield figure is based on historical earnings and is not intended to indicate future performance.


The seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2002); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities. The Wells Fargo Money Market Subaccount yield was -0.56% (with EGMDB) at December 31, 2002.


Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                               P(1 + T)/n/ = ERV

Where:       P =   a hypothetical initial purchase payment
                   of $1,000
             T =   average annual total return for the
                   period in question
             N =   number of years
           ERV =   ending redeemable value (as of the end
                   of the period in question) of a hypo-
                   thetical $1,000 purchase payment made
                   at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; and (2) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after the option became available in the separate account.

A. Standard Performance Data (assuming the i4LIFE/SM/ Advantage was not in effect:





   Period Ending December 31, 2002


                                                                        1-year  5-year Since Inception
                                                             Subaccount With    With   With
                                                             Commenced  EGMDB   EGMDB  EGMDB
------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund (Class 2)    9/19/2001  (28.7)%  N/A         (6.5)%
American Funds Growth Fund (Class 2)                         9/19/2001  (33.9)   N/A        (13.0)
American Funds International Fund (Class 2)                  9/19/2001  (24.5)   N/A        (13.5)
AIM V.I. Government Securities Fund (Series II)              9/19/2001   (0.8)   N/A         (0.5)
AIM V.I. Growth Fund (Series II)                             9/19/2001  (40.5)   N/A        (26.3)
AIM V.I. Premier Equity Fund (formerly AIM V.I. Value
 Fund) (Series II)                                           9/19/2001  (39.8)   N/A        (24.6)
AllianceBernstein VP Small Cap Value Portfolio (Class B)     9/19/2001  (16.1)   N/A          1.2
AllianceBernstein VP Technology Portfolio (Class B)          9/19/2001  (51.1)   N/A        (27.9)
Delaware VIP Emerging Markets Series (Service class)         9/19/2001   (4.9)   N/A          8.0
Delaware VIP Large Cap Value Series (Service class)          9/19/2001  (28.4)   N/A        (15.3)
Delaware VIP High Yield Series (Service class)               9/19/2001   (8.3)   N/A         (3.7)
Delaware VIP REIT Series (Service class)                     9/19/2001   (5.6)   N/A          1.6
Delaware VIP Small Cap Value Series (Service class)          9/19/2001  (15.5)   N/A          1.2
Delaware VIP Trend Series (Service class)                    9/19/2001  (29.6)   N/A         (5.7)
Delaware VIP U.S. Growth Series (Service class)              9/19/2001  (38.7)   N/A        (21.7)
Scudder VIT Equity 500 Index Fund                            9/19/2001  (31.8)   N/A        (17.3)
Evergreen VA Omega Fund                                      9/19/2001  (34.9)   N/A        (18.6)
Evergreen VA Special Equity Fund                             9/19/2001  (36.7)   N/A        (20.0)
Evergreen VA Strategic Income Fund                           9/19/2001    5.4    N/A          6.8
Fidelity(R) VIP II Contrafund Portfolio (Service class 2)    9/19/2001  (19.4)   N/A         (8.4)
Fidelity(R) VIP Growth Opportunities Portfolio (Service
 class 2)                                                    9/19/2001  (31.6)   N/A        (16.7)
Fidelity(R) VIP Overseas Portfolio (Service class 2)         9/19/2001  (30.0)   N/A        (18.0)
Lincoln VIP Aggressive Growth Fund                           9/19/2001  (39.8)   N/A        (18.3)
Lincoln VIP Global Asset Allocation Fund                     9/19/2001  (21.7)   N/A        (10.2)
MFS(R) VIT Capital Opportunities Series (Service class)      9/19/2001  (39.2)   N/A        (20.7)
MFS(R) VIT Emerging Growth Series (Service class)            9/19/2001  (43.3)   N/A        (23.5)
MFS(R) VIT Utilities Series (Service class)                  9/19/2001  (32.4)   N/A        (26.9)
Neuberger Berman AMT Balanced Portfolio                      9/19/2001  (26.8)   N/A        (12.8)
Neuberger Berman AMT Mid Cap Growth Portfolio                9/19/2001  (38.8)   N/A        (19.6)
Neuberger Berman AMT Regency Portfolio                       9/19/2001  (20.3)   N/A         (7.7)
Putnam VT Growth and Income Fund                             9/19/2001  (28.6)   N/A        (17.0)
WFVT Asset Allocation Fund                                   9/19/2001  (22.5)   N/A        (11.6)
WFVT Equity Income Fund                                      9/19/2001  (28.8)   N/A        (16.3)
WFVT Equity Value Fund                                       9/19/2001  (33.6)   N/A        (19.6)
WFVT Growth Fund                                             9/19/2001  (35.3)   N/A        (20.2)
WFVT International Equity Fund                               9/19/2001  (32.5)   N/A        (18.6)
WFVT Large Company Growth Fund                               9/19/2001  (37.4)   N/A        (17.6)
WFVT Money Market Fund                                       9/19/2001   (8.7)   N/A         (6.3)
WFVT Small Cap Growth Fund                                   9/19/2001  (47.5)   N/A        (23.2)
WFVT Total Return Bond Fund                                  9/19/2001   (2.3)   N/A         (0.4)


The performance figures shown reflect the cost of the EGMDB death benefit. The performance figures above do not reflect the cost of the EEB Rider. If contractowners had elected the EEB Rider, the return would have been lower.

B. Standard Performance Data (assuming the i4LIFE/SM/ Advantage was in effect):



   Period Ending December 31, 2002





                                                             Subaccount                 10 Years/
                                                             Commenced  1-Year  5-Years Since Inception
-------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund (Class 2)    9/19/2001  (28.6)%   N/A         (6.5)%
American Funds Growth Fund (Class 2)                         9/19/2001  (33.8)    N/A        (12.9)
American Funds International Fund (Class 2)                  9/19/2001  (24.4)    N/A        (13.5)
AIM V.I. Government Securities Fund (Series II)              9/19/2001   (0.7)    N/A         (0.4)
AIM V.I. Growth Fund (Series II)                             9/19/2001  (40.4)    N/A        (26.2)
AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)
(Series II)                                                  9/19/2001  (39.7)    N/A        (24.5)
AllianceBernstein VP Small Cap Value Portfolio (Class B)     9/19/2001  (16.1)    N/A          1.2
AllianceBernstein VP Technology Portfolio (Class B)          9/19/2001  (50.9)    N/A        (27.7)
Delaware VIP Emerging Markets Series (Service class)         9/19/2001   (4.9)    N/A          7.9
Delaware VIP Large Cap Value Series (Service class)          9/19/2001  (28.3)    N/A        (15.2)
Delaware VIP High Yield Series (Service class)               9/19/2001   (8.2)    N/A         (3.6)
Delaware VIP REIT Series (Service class)                     9/19/2001   (5.5)    N/A          1.7
Delaware VIP Small Cap Value Series (Service class)          9/19/2001  (15.4)    N/A          1.3
Delaware VIP Trend Series (Service class)                    9/19/2001  (29.5)    N/A         (5.6)
Delaware VIP U.S. Growth Series (Service class)              9/19/2001  (38.6)    N/A        (21.5)
Scudder VIT Equity 500 Index Fund                            9/19/2001  (31.8)    N/A        (17.2)
Evergreen VA Omega Fund                                      9/19/2001  (34.8)    N/A        (18.6)
Evergreen VA Special Equity Fund                             9/19/2001  (36.6)    N/A        (20.0)
Evergreen VA Strategic Income Fund                           9/19/2001    5.4     N/A          6.8
Fidelity(R) VIP II Contrafund Portfolio (Service class 2)    9/19/2001  (19.3)    N/A         (8.3)
Fidelity(R) VIP Growth Opportunities Portfolio (Service
class 2)                                                     9/19/2001  (31.5)    N/A        (16.6)
Fidelity(R) VIP Overseas Portfolio (Service class 2)         9/19/2001  (29.9)    N/A        (18.0)
Lincoln VIP Aggressive Growth Fund                           9/19/2001  (39.6)    N/A        (18.2)
Lincoln VIP Global Asset Allocation Fund                     9/19/2001  (21.7)    N/A        (10.2)
MFS(R) VIT Capital Opportunities Series (Service class)      9/19/2001  (39.1)    N/A        (20.6)
MFS(R) VIT Emerging Growth Series (Service class)            9/19/2001  (43.1)    N/A        (23.2)
MFS(R) VIT Utilities Series (Service class)                  9/19/2001  (32.3)    N/A        (26.8)
Neuberger Berman AMT Balanced Portfolio                      9/19/2001  (26.7)    N/A        (12.8)
Neuberger Berman AMT Mid Cap Growth Portfolio                9/19/2001  (38.6)    N/A        (19.5)
Neuberger Berman AMT Regency Portfolio                       9/19/2001  (20.2)    N/A         (7.6)
Putnam VT Growth and Income Fund                             9/19/2001  (28.5)    N/A        (16.9)
WFVT Asset Allocation Fund                                   9/19/2001  (22.4)    N/A        (11.5)
WFVT Equity Income Fund                                      9/19/2001  (28.8)    N/A        (16.3)
WFVT Equity Value Fund                                       9/19/2001  (33.5)    N/A        (19.5)
WFVT Growth Fund                                             9/19/2001  (35.2)    N/A        (20.2)
WFVT International Equity Fund                               9/19/2001  (32.4)    N/A        (18.5)
WFVT Large Company Growth Fund                               9/19/2001  (37.3)    N/A        (17.5)
WFVT Money Market Fund                                       9/19/2001   (8.6)    N/A         (6.2)
WFVT Small Cap Growth Fund                                   9/19/2001  (47.4)    N/A        (23.1)
WFVT Total Return Bond Fund                                  9/19/2001   (2.2)    N/A         (0.4)





The performance figures shown reflect the cost of the i4LIFE/SM/ Advantage, with the EGMDB.

Non-standard investment results:


The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Non-standard performance information is for the periods prior to the date that a fund became available in the VAA. This performance will be calculated based on (1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees and any applicable administrative charges) and the management and other expenses of the fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the fund. It may or may not reflect charges for any options (e.g., EEB, the annual account fee, or surrender charges) that were in effect during the time periods shown. This performance is referred to as non-standardized performance data and is hypothetical. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.



A. Non-Standard Performance Data (assuming the i4LIFE/SM/ Advantage was not in effect):



   Period Ending December 31, 2002





                                                             YTD     1-year  3-year  5-year 10-year
                                                             With    With    With    With   With             As if
                                                             EGMDB   EGMDB   EGMDB   EGMDB  EGMDB   Lifetime Commenced
-----------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund (Class 2)    (20.7)% (20.7)% (17.9)%   N/A    N/A      1.2%   4/30/1998
American Funds Growth Fund (Class 2)                         (25.9)  (25.9)  (15.3)    4.7%  10.2%    11.8     2/8/1984
American Funds International Fund (Class 2)                  (16.5)  (16.5)  (20.6)    0.6    6.4      5.0     5/1/1990
AIM V.I. Government Securities Fund (Series II)                7.3     7.3     4.8     3.3    N/A      3.3     5/5/1993
AIM V.I. Growth Fund (Series II)                             (32.5)  (32.5)  (30.4)  (10.1)   N/A      1.7     5/5/1993
AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)
 (Series II)                                                 (31.8)  (31.8)  (21.4)   (4.3)   N/A      5.7     5/5/1993
AllianceBernstein VP Small Cap Value Portfolio (Class B)      (8.1)   (8.1)    N/A     N/A    N/A      1.0     5/1/2001
AllianceBernstein VP Technology Portfolio (Class B)          (43.1)  (43.1)  (31.8)   (2.4)   N/A     (0.0)   1/11/1996
Delaware VIP Emerging Markets Series (Service class)           3.2     3.2    (7.3)   (5.2)   N/A     (6.8)    5/1/1997
Delaware VIP Large Cap Value Series (Service class)          (20.4)  (20.4)   (6.5)   (3.2)   6.8      6.1    7/28/1988
Delaware VIP High Yield Series (Service class)                (0.2)   (0.2)   (7.3)   (3.1)   2.7      4.5    7/28/1988
Delaware VIP REIT Series (Service class)                       2.5     2.5    12.2     N/A    N/A      4.2     5/4/1998
Delaware VIP Small Cap Value Series (Service class)           (7.5)   (7.5)    5.6     0.5    N/A      7.9   12/27/1993
Delaware VIP Trend Series (Service class)                    (21.6)  (21.6)  (16.0)    2.5    N/A      8.0   12/27/1993
Delaware VIP U.S. Growth Series (Service class)              (30.7)  (30.7)  (21.7)    N/A    N/A    (19.5)  11/15/1999
Scudder VIT Equity 500 Index Fund                            (23.8)  (23.8)  (16.4)   (2.7)   N/A     (2.3)   10/1/1997
Evergreen VA Omega Fund                                      (26.8)  (26.8)  (19.4)   (1.8)   N/A     (0.0)    3/6/1997
Evergreen VA Special Equity Fund                             (28.7)  (28.7)  (16.8)    N/A    N/A    (11.0)   9/29/1999
Evergreen VA Strategic Income Fund                            13.4    13.4     4.9     3.7    N/A      3.8     3/6/1997
Fidelity(R) VIP II Contrafund Portfolio (Service class 2)    (11.3)  (11.3)  (11.4)    1.6    N/A     10.1     1/3/1995
Fidelity(R) VIP Growth Opportunities Portfolio (Service
 class 2)                                                    (23.6)  (23.6)  (19.7)   (8.4)   N/A      2.8     1/3/1995
Fidelity(R) VIP Overseas Portfolio (Service class 2)         (22.0)  (22.0)  (22.0)   (6.0)   2.6      2.2    1/28/1987
Lincoln VIP Aggressive Growth Fund                           (31.7)  (31.7)  (24.9)  (11.4)   N/A     (1.5)    2/3/1994
Lincoln VIP Global Asset Allocation Fund                     (13.6)  (13.6)  (10.2)   (2.5)   4.8      5.4     8/3/1987
MFS(R) VIT Capital Opportunities Series (Service class)      (31.2)  (31.2)  (21.5)   (2.7)   N/A      2.5    8/14/1996
MFS(R) VIT Emerging Growth Series (Service class)            (35.3)  (35.3)  (31.0)   (5.5)   N/A      2.6    7/24/1995
MFS(R) VIT Utilities Series (Service class)                  (24.4)  (24.4)  (16.3)   (2.7)   N/A      7.1     1/3/1995
Neuberger Berman AMT Balanced Portfolio                      (18.7)  (18.7)  (13.6)   (1.3)   3.4      5.4    2/28/1989
Neuberger Berman AMT Mid Cap Growth Portfolio                (30.7)  (30.7)  (22.6)   (0.8)   N/A      2.3    11/3/1997
Neuberger Berman AMT Regency Portfolio                       (12.2)  (12.2)    N/A     N/A    N/A     (9.8)   8/22/2001
Putnam VT Growth and Income Fund                             (20.5)  (20.5)   (8.2)   (2.7)   6.6      8.5     2/1/1988
WFVT Asset Allocation Fund                                   (14.5)  (14.5)   (8.2)    0.5    N/A      5.7    4/15/1994
WFVT Equity Income Fund                                      (20.8)  (20.8)   (9.6)   (1.9)   N/A      3.2     5/6/1996
WFVT Equity Value Fund                                       (25.6)  (25.6)  (10.8)    N/A    N/A     (9.0)    5/1/1998
WFVT Growth Fund                                             (27.3)  (27.3)  (21.3)   (6.1)   N/A      3.4    4/12/1994
WFVT International Equity Fund                               (24.4)  (24.4)    N/A     N/A    N/A    (21.2)    7/3/2000
WFVT Large Company Growth Fund                               (29.4)  (29.4)  (18.9)    N/A    N/A    (12.8)   9/20/1999
WFVT Money Market Fund                                        (0.6)   (0.6)    1.7     2.1    N/A      2.5    5/19/1994
WFVT Small Cap Growth Fund                                   (39.5)  (39.5)  (30.3)  (14.3)   N/A     (3.8)    5/1/1995
WFVT Total Return Bond Fund                                    5.8     5.8     6.5     N/A    N/A      5.7    9/20/1999


The performance figures shown reflect the cost of the EGMDB death benefit. The performance figures above do not reflect the cost of the EEB Rider. If contractowners had elected the EEB Rider, the return would have been lower.

B. Non-Standard Performance Data (assuming the i4LIFE/SM/ Advantage was not in effect, adjusted for annual account fee and applicable surrender charges):



   Period Ending December 31, 2002



                                                             YTD     1-year  3-year  5-year 10-year
                                                             with    with    with    with   with             As if
                                                             EGMDB   EGMDB   EGMDB   EGMDB  EGMDB   Lifetime Commenced
-----------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund (Class 2)    (28.7)% (28.7)% (21.5)%   N/A    N/A      0.2%   4/30/1998
American Funds Growth Fund (Class 2)                         (33.9)  (33.9)  (18.7)    3.8%  10.1%     N/A    2/08/1984
American Funds International Fund (Class 2)                  (24.5)  (24.5)  (24.6)   (0.4)   6.3      5.0     5/1/1990
AIM V.I. Government Securities Fund (Series II)               (0.8)   (0.8)    2.6     2.3    N/A      3.2     5/5/1993
AIM V.I. Growth Fund (Series II)                             (40.5)  (40.5)  (35.6)  (11.7)   N/A      1.6     5/5/1993
AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)
 (Series II)                                                 (39.8)  (39.8)  (25.4)   (5.5)   N/A      5.7     5/5/1993
AllianceBernstein VP Small Cap Value Portfolio (Class B)     (16.1)  (16.1)    N/A     N/A    N/A     (3.6)    5/1/2001
AllianceBernstein VP Technology Portfolio (Class B)          (51.1)  (51.1)  (37.3)   (3.6)   N/A     (0.3)   1/11/1996
Delaware VIP Emerging Markets Series (Service class)          (4.9)   (4.9)  (10.1)   (6.5)   N/A     (7.9)    5/1/1997
Delaware VIP Large Cap Value Series (Service class)          (28.4)  (28.4)   (9.2)   (4.4)   6.8      6.1    7/28/1988
Delaware VIP High Yield Series (Service class)                (8.3)   (8.3)  (10.2)   (4.3)   2.6      4.5    7/28/1988
Delaware VIP REIT Series (Service class)                      (5.6)   (5.6)   10.2     N/A    N/A      3.2     5/4/1998
Delaware VIP Small Cap Value Series (Service class)          (15.5)  (15.5)    3.4    (0.6)   N/A      7.8   12/27/1993
Delaware VIP Trend Series (Service class)                    (29.6)  (29.6)  (19.5)    1.5    N/A      8.0   12/27/1993
Delaware VIP U.S. Growth Series (Service class)              (38.7)  (38.7)  (25.8)    N/A    N/A    (22.8)  11/15/1999
Scudder VIT Equity 500 Index Fund                            (31.8)  (31.8)  (20.0)   (3.8)   N/A     (3.2)   10/1/1997
Evergreen VA Omega Fund                                      (34.9)  (34.9)  (23.2)   (3.0)   N/A     (0.8)    3/6/1997
Evergreen VA Special Equity Fund                             (36.7)  (36.7)  (20.3)    N/A    N/A    (13.6)   9/29/1999
Evergreen VA Strategic Income Fund                             5.4     5.4     2.7     2.8    N/A      3.2     3/6/1997
Fidelity(R) VIP II Contrafund Portfolio (Service class 2)    (19.4)  (19.4)  (14.5)    0.6    N/A     10.0     1/3/1995
Fidelity(R) VIP Growth Opportunities Portfolio (Service
 class 2)                                                    (31.6)  (31.6)  (23.5)   (9.9)   N/A      2.7     1/3/1995
Fidelity(R) VIP Overseas Portfolio (Service class 2)         (30.0)  (30.0)  (26.0)   (7.3)   2.6      2.1    1/28/1987
Lincoln VIP Aggressive Growth Fund                           (39.8)  (39.8)  (29.3)  (13.1)   N/A     (1.6)    2/3/1994
Lincoln VIP Global Asset Allocation Fund                       N/A   (21.7)  (13.2)   (3.6)   4.8      5.4     8/3/1987
MFS(R) VIT Capital Opportunities Series (Service class)      (39.2)  (39.2)  (25.5)   (3.9)   N/A      2.2    8/14/1996
MFS(R) VIT Emerging Growth Series (Service class)            (43.3)  (43.3)  (36.3)   (6.8)   N/A      2.5    7/24/1995
MFS(R) VIT Utilities Series (Service class)                  (32.4)  (32.4)  (19.8)   (3.9)   N/A      7.0     1/3/1995
Neuberger Berman AMT Balanced Portfolio                      (26.8)  (26.8)  (16.8)   (2.5)   3.4      5.3    2/28/1989
Neuberger Berman AMT Mid Cap Growth Portfolio                (38.8)  (38.8)  (26.8)   (1.9)   N/A      1.6    11/3/1997
Neuberger Berman AMT Regency Portfolio                       (20.3)  (20.3)    N/A     N/A    N/A    (15.6)   8/22/2001
Putnam VT Growth and Income Fund                             (28.6)  (28.6)  (11.1)   (3.9)   6.6      8.5     2/1/1988
WFVT Asset Allocation Fund                                   (22.5)  (22.5)  (11.1)   (0.6)   N/A      5.7    4/15/1994
WFVT Equity Income Fund                                      (28.8)  (28.8)  (12.6)   (3.0)   N/A      2.9     5/6/1996
WFVT Equity Value Fund                                       (33.6)  (33.6)  (13.9)    N/A    N/A    (10.6)    5/1/1998
WFVT Growth Fund                                             (35.3)  (35.3)  (25.4)   (7.5)   N/A      3.3    4/12/1994
WFVT International Equity Fund                               (32.5)  (32.5)    N/A     N/A    N/A    (25.4)    7/3/2000
WFVT Large Company Growth Fund                               (37.4)  (37.4)  (22.7)    N/A    N/A    (15.4)   9/20/1999
WFVT Money Market Fund                                        (8.7)   (8.7)   (0.6)    1.1    N/A      2.5    5/19/1994
WFVT Small Cap Growth Fund                                   (47.5)  (47.5)  (35.6)  (16.2)   N/A     (3.9)    5/1/1995
WFVT Total Return Bond Fund                                   (2.3)   (2.3)    4.3     N/A    N/A      4.0    9/20/1999



The performance figures shown above reflect the cost of the EGMDB death benefit. The performance figures do not reflect the cost of the EEB Rider. If these costs had been reflected returns would have been lower.

C. Non-Standard Performance Data (assuming the i4LIFE/SM/ Advantage was in effect):



   Period Ending December 31, 2002





                                                                                                             As if
                                                               YTD   1 Year  3 Year  5 Year 10 Year Lifetime Commenced
-----------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund (Class 2)    (20.6)% (20.6)% (17.7)%   N/A    N/A      1.2%   4/30/1998
American Funds Growth Fund (Class 2)                         (25.8)  (25.8)  (15.1)    4.6%  10.0%    11.5     2/8/1984
American Funds International Fund (Class 2)                  (16.4)  (16.4)  (20.5)    0.6    6.3      4.9     5/1/1990
AIM V.I. Government Securities Fund (Series II)                7.3     7.3     4.8     3.2    N/A      3.2     5/5/1993
AIM V.I. Growth Fund (Series II)                             (32.4)  (32.4)  (30.1)   (9.9)   N/A      1.7     5/5/1993
AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)
 (Series II)                                                 (31.7)  (31.7)  (21.2)   (4.2)   N/A      5.6     5/5/1993
AllianceBernstein VP Small Cap Value Portfolio (Class B)      (8.1)   (8.1)    N/A     N/A    N/A      1.0     5/1/2001
AllianceBernstein VP Technology Portfolio (Class B)          (42.9)  (42.9)  (31.5)   (2.4)   N/A      0.0    1/11/1996
Delaware VIP Emerging Markets Series (Service class)           3.1     3.1    (7.2)   (5.1)   N/A     (6.7)    5/1/1997
Delaware VIP Large Cap Value Series (Service class)          (20.3)  (20.3)   (6.4)   (3.2)   6.7      6.0    7/28/1988
Delaware VIP High Yield Series (Service class)                (0.2)   (0.2)   (7.3)   (3.1)   2.6      4.4    7/28/1988
Delaware VIP REIT Series (Service class)                       2.5     2.5    12.1     N/A    N/A      4.1     5/4/1998
Delaware VIP Small Cap Value Series (Service class)           (7.4)   (7.4)    5.6     0.5    N/A      7.8   12/27/1993
Delaware VIP Trend Series (Service class)                    (21.5)  (21.5)  (15.9)    2.5    N/A      7.9   12/27/1993
Delaware VIP U.S. Growth Series (Service class)              (30.6)  (30.6)  (21.6)    N/A    N/A    (19.4)  11/15/1999
Scudder VIT Equity 500 Index Fund                            (23.8)  (23.8)  (16.3)   (2.6)   N/A     (2.2)   10/1/1997
Evergreen VA Omega Fund                                      (26.8)  (26.8)  (19.3)   (1.8)   N/A     (0.0)    3/6/1997
Evergreen VA Special Equity Fund                             (28.6)  (28.6)  (16.6)    N/A    N/A    (11.0)   9/29/1999
Evergreen VA Strategic Income Fund                            13.4    13.4     4.9     3.6    N/A      3.8     3/6/1997
Fidelity(R) VIP II Contrafund Portfolio (Service class 2)    (11.3)  (11.3)  (11.3)    1.6    N/A      9.9     1/3/1995
Fidelity(R) VIP Growth Opportunities Portfolio (Service
 class 2)                                                    (23.5)  (23.5)  (19.5)   (8.3)   N/A      2.7     1/3/1995
Fidelity(R) VIP Overseas Portfolio (Service class 2)         (21.9)  (21.9)  (21.8)   (5.9)   2.5      2.1    1/28/1987
Lincoln VIP Aggressive Growth Fund                           (31.6)  (31.6)  (24.7)  (11.2)   N/A     (1.5)    2/3/1994
Lincoln VIP Global Asset Allocation Fund                     (13.7)  (13.7)  (10.1)   (2.4)   4.7      5.2     8/3/1987
MFS(R) VIT Capital Opportunities Series (Service class)      (31.1)  (31.1)  (21.3)   (2.7)   N/A      2.4    8/14/1996
MFS(R) VIT Emerging Growth Series (Service class)            (35.1)  (35.1)  (30.7)   (5.4)   N/A      2.5    7/24/1995
MFS(R) VIT Utilities Series (Service class)                  (24.3)  (24.3)  (16.2)   (2.7)   N/A      7.0     1/3/1995
Neuberger Berman AMT Balanced Portfolio                      (18.7)  (18.7)  (13.5)   (1.3)   3.3      5.3    2/28/1989
Neuberger Berman AMT Mid Cap Growth Portfolio                (30.6)  (30.6)  (22.5)   (0.8)   N/A      2.3    11/3/1997
Neuberger Berman AMT Regency Portfolio                       (12.2)  (12.2)    N/A     N/A    N/A     (9.8)   8/22/2001
Putnam VT Growth and Income Fund                             (20.5)  (20.5)   (8.2)   (2.7)   6.5      8.3     2/1/1988
WFVT Asset Allocation Fund                                   (14.4)  (14.4)   (8.1)    0.5    N/A      5.6    4/15/1994
WFVT Equity Income Fund                                      (20.7)  (20.7)   (9.6)   (1.9)   N/A      3.2     5/6/1996
WFVT Equity Value Fund                                       (25.5)  (25.5)  (10.7)    N/A    N/A     (8.9)    5/1/1998
WFVT Growth Fund                                             (27.2)  (27.2)  (21.2)   (6.1)   N/A      3.3    4/12/1994
WFVT International Equity Fund                               (24.4)  (24.4)    N/A     N/A    N/A    (21.1)    7/3/2000
WFVT Large Company Growth Fund                               (29.3)  (29.3)  (18.8)    N/A    N/A    (12.7)   9/20/1999
WFVT Money Market Fund                                        (0.6)   (0.6)    1.7     2.1    N/A      2.5    5/19/1994
WFVT Small Cap Growth Fund                                   (39.4)  (39.4)  (30.1)  (14.1)   N/A     (3.7)    5/1/1995
WFVT Total Return Bond Fund                                    5.8     5.8     6.4     N/A    N/A      5.7    9/20/1999



The performance figures shown reflect the cost of the i4LIFE/SM/ Advantage, with the EGMDB.

D. Non-Standard Performance Data (assuming the i4LIFE/SM/ Advantage was in effect, adjusted for annual account fee and applicable surrender charges):


   Period Ending December 31, 2002


                                                                                                             As if
                                                               YTD   1 Year  3 Year  5 Year 10 Year Lifetime Commenced
-----------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund (Class 2)    (28.6)% (28.6)% (21.3)%   N/A    N/A      0.2%   4/30/1998
American Funds Growth Fund (Class 2)                         (33.8)  (33.8)  (18.5)    3.8%  10.0%    11.5     2/8/1984
American Funds International Fund (Class 2)                  (24.4)  (24.4)  (24.3)   (0.4)   6.3      4.9     5/1/1990
AIM V.I. Government Securities Fund (Series II)               (0.7)   (0.7)    2.6     2.3    N/A      3.2     5/5/1993
AIM V.I. Growth Fund (Series II)                             (40.4)  (40.4)  (35.3)  (11.5)   N/A      1.7     5/5/1993
AIM V.I. Premier Equity Fund (formerly AIM V.I. Value
 Fund) (Series II)                                           (39.7)  (39.7)  (25.2)   (5.4)   N/A      5.6     5/5/1993
AllianceBernstein VP Small Cap Value Portfolio (Class B)     (16.1)  (16.1)    N/A     N/A    N/A     (3.5)    5/1/2001
AllianceBernstein VP Technology Portfolio (Class B)          (50.9)  (50.9)  (36.9)   (3.5)   N/A     (0.3)   1/11/1996
Delaware VIP Emerging Markets Series (Service class)          (4.9)   (4.9)  (10.0)   (6.4)   N/A     (7.8)    5/1/1997
Delaware VIP Large Cap Value Series (Service class)          (28.3)  (28.3)   (9.1)   (4.3)   6.7      6.0    7/28/1988
Delaware VIP High Yield Series (Service class)                (8.2)   (8.2)  (10.1)   (4.3)   2.6      4.4    7/28/1988
Delaware VIP REIT Series (Service class)                      (5.5)   (5.5)   10.2     N/A    N/A      3.2     5/4/1998
Delaware VIP Small Cap Value Series (Service class)          (15.4)  (15.4)    3.4    (0.5)   N/A      7.8   12/27/1993
Delaware VIP Trend Series (Service class)                    (29.5)  (29.5)  (19.4)    1.5    N/A      7.9   12/27/1993
Delaware VIP U.S. Growth Series (Service class)              (38.6)  (38.6)  (25.5)    N/A    N/A    (22.5)  11/15/1999
Scudder VIT Equity 500 Index Fund                            (31.8)  (31.8)  (19.8)   (3.8)   N/A     (3.1)  10/01/1997
Evergreen VA Omega Fund                                      (34.8)  (34.8)  (23.0)   (2.9)   N/A     (0.7)    3/6/1997
Evergreen VA Special Equity Fund                             (36.6)  (36.6)  (20.2)    N/A    N/A    (13.4)   9/29/1999
Evergreen VA Strategic Income Fund                             5.4     5.4     2.7     2.8    N/A      3.2     3/6/1997
Fidelity(R) VIP II Contrafund Portfolio (Service class 2)    (19.3)  (19.3)  (14.4)    0.6    N/A      9.9     1/3/1995
Fidelity(R) VIP Growth Opportunities Portfolio (Service
 class 2)                                                    (31.5)  (31.5)  (23.3)   (9.7)   N/A      2.7     1/3/1995
Fidelity(R) VIP Overseas Portfolio (Service class 2)         (29.9)  (29.9)  (25.8)   (7.2)   2.5      2.1    1/28/1987
Lincoln VIP Aggressive Growth Fund                           (39.6)  (39.6)  (29.0)  (12.9)   N/A     (1.5)    2/3/1994
Lincoln VIP Global Asset Allocation Fund                     (21.7)  (21.7)  (13.1)   (3.6)   4.7      5.2     8/3/1987
MFS(R) VIT Capital Opportunities Series (Service class)      (39.1)  (39.1)  (25.3)   (3.8)   N/A      2.2    8/14/1996
MFS(R) VIT Emerging Growth Series (Service class)            (43.1)  (43.1)  (35.9)   (6.7)   N/A      2.5    7/24/1995
MFS(R) VIT Utilities Series (Service class)                  (32.3)  (32.3)  (19.6)   (3.8)   N/A      7.0     1/3/1995
Neuberger Berman AMT Balanced Portfolio                      (26.7)  (26.7)  (16.7)   (2.4)   3.3      5.3    2/28/1989
Neuberger Berman AMT Mid Cap Growth Portfolio                (38.6)  (38.6)  (26.6)   (1.8)   N/A      1.6    11/3/1997
Neuberger Berman AMT Regency Portfolio                       (20.2)  (20.2)    N/A     N/A    N/A    (15.6)   8/22/2001
Putnam VT Growth and Income Fund                             (28.5)  (28.5)  (11.0)   (3.8)   6.5      8.3     2/1/1988
WFVT Asset Allocation Fund                                   (22.4)  (22.4)  (11.0)   (0.5)   N/A      5.6    4/15/1994
WFVT Equity Income Fund                                      (28.8)  (28.8)  (12.5)   (3.0)   N/A      2.9     5/6/1996
WFVT Equity Value Fund                                       (33.5)  (33.5)  (13.8)    N/A    N/A    (10.4)    5/1/1998
WFVT Growth Fund                                             (35.2)  (35.2)  (25.1)   (7.4)   N/A      3.3    4/12/1994
WFVT International Equity Fund                               (32.4)  (32.4)    N/A     N/A    N/A    (25.3)    7/3/2000
WFVT Large Company Growth Fund                               (37.3)  (37.3)  (22.5)    N/A    N/A    (15.2)   9/20/1999
WFVT Money Market Fund                                        (8.6)   (8.6)   (0.6)    1.2    N/A      2.5    5/19/1994
WFVT Small Cap Growth Fund                                   (47.4)  (47.4)  (35.2)  (16.0)   N/A     (3.7)    5/1/1995
WFVT Total Return Bond Fund                                   (2.2)   (2.2)    4.3     N/A    N/A      4.0    9/20/1999



The performance figures shown reflect the cost of the i4LIFE/SM/ Advantage, with the EGMDB.

Interest Adjustment


The following example illustrates the detailed calculations for a $50,000 deposit into the fixed account with a guaranteed rate of 4.5% for a duration of five years. The intent of the example is to show the effect of the interest adjustment and the 1.5% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) values. The effect of the interest adjustment is reflected in the yield rate factor in column (2) and the minimum 1.5% guarantee is shown under column (4) under the "Surrender Value Calculation". The "Interest Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the yield factors and the 1.5% minimum guarantee respectively. The "Annuity Value Calculation" and "Minimum Value Calculations" assume the imposition of the annual $30 account fee, but that fee is waived if the contract value at the end of a contract year is $50,000 or more. The results would be slightly different in the states where the annual fee is less than $30.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

Single Premium........................... $50,000
Premium Taxes............................ None
Withdrawals.............................. None
Guaranteed Period........................ 5 years
Guaranteed Interest Rate................. 4.50%
Annuity Date............................. Age 70
Yield Rate A............................. 5.00%
Yield Rate B............................. 6.00% End of contract year 1
                                          5.50% End of contract year 2
                                          5.00% End of contract year 3
                                          4.00% End of contract year 4
Percentage Adjustment to Index Rate B (K) 0.10%

                          SURRENDER VALUE CALCULATION


                                 (3)
              (1)     (2)        Adjusted (4)     (5)        (6)       (7)
              Contact Yield Rate Contract Minimum Greater of Surrender Surrender
Contract Year Value   Factor     Value    Value   (3) & (4)  Charge    Value
------------- ------- ---------- -------- ------- ---------- --------- ---------
1............ $52,220   0.95917  $50,088  $50,720  $50,720    $4,000    $46,720
2............ $54,540  0.983051  $53,616  $51,451  $53,616    $3,750    $49,866
3............ $56,964  0.998098  $56,856  $52,193  $56,856    $3,250    $53,606
4............ $59,498  1.008646  $60,012  $52,945  $60,012    $3,000    $57,012
5............ $62,145    N/A     $62,145  $53,710  $62,145    $2,500    $59,645



                          CONTRACT VALUE CALCULATION


Contract Year
-------------
      1...... $50,000 X 1.045 - $30 = $52,220
      2...... $52,220 X 1.045 - $30 = $54,540
      3...... $54,540 X 1.045 - $30 = $56,964
      4...... $56,964 X 1.045 - $30 = $59,498
      5...... $59,498 X 1.045 - $30 = $62,145

                         SURRENDER CHARGE CALCULATION


Contract Year SC factor Deposit     Surrender Chg
------------- -----------------     -------------
      1......  8.0% X $50,000   =      $4,000
      2......  7.5% X $50,000   =      $3,750
      3......  6.5% X $50,000   =      $3,250
      4......  6.0% X $50,000   =      $3,000
      5......  5.0% X $50,000   =      $2,500


                         YIELD RATE FACTOR CALCULATION

Contract Year Yield A Yield B K     N   Result
------------- ------- ------- ----- --- --------
      1......  5.00%   6.00%  6.10%  4  0.959170
      2......  5.00%   5.50%  5.60%  3  0.983051
      3......  5.00%   5.00%  5.10%  2  0.998098
      4......  5.00%   4.00%  4.10%  1  1.008646
      5......  5.00%    N/A    N/A  N/A   N/A

                           MINIMUM VALUE CALCULATION


Contract Year
-------------
      1...... $50,000 X 1.015 - $30 = $50,720
      2...... $50,720 X 1.015 - $30 = $51,451
      3...... $51,451 X 1.015 - $30 = $52,193
      4...... $52,193 X 1.015 - $30 = $52,945
      5...... $52,945 X 1.015 - $30 = $53,710

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date less any applicable premium tax; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund.

The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

a.The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

b.A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.


i4LIFE/SM/ Advantage for Non-qualified contracts

During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.


i4LIFE/SM/ Advantage annuity factors are based on whether the i4LIFE/SM/ Advantage or the Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4% 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and gender(s) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.


i4LIFE/SM/ Advantage options for IRA contracts


During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the i4LIFE/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the contract value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



i4LIFE/SM/ Advantage annuity factors are based on whether the i4LIFE/SM/ Advantage or Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and gender(s) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable the 1983 Table "a" Individual Annuity Mortality Table, modified.


At the end of the Access Period, the periodic regular income payment will purchase annuity unit at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the account value is invested in fixed or variable subaccounts. After the Access Period each subsequent regular income payment will be adjusted. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

Advertising and sales
literature




As set forth in the Prospectus, Lincoln Life may refer to the following indexes and organizations (and others) in its marketing materials:



A.M. Best evaluates the overall performance of insurance companies to gauge their relative financial strength and ability to meet contractual obligations. A.M. Best performs a quantitative and qualitative review of each company. It also provides rankings to which Lincoln Life intends to refer.



Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials. Prepared and published by Dow Jones & Company, "the Dow" is the oldest and most widely quoted of all market indicators. The average is quoted in points, not dollars.



EAFE Index measures the performance of equities in Europe, Australia and the Far East. It reflects the movements of world stock markets via the evolution of an unmanaged portfolio. Prepared by Morgan Stanley Capital International, the index represents over 1,000 companies in 20 nations.




FITCH rates over 800 insurance companies in nearly 30 countries. Its Insurance Group maintains significant analytical centers in Chicago, London and New York, and coordinates local analytical resources in other locations worldwide on behalf of Fitch's global office network.



Lipper Variable Insurance Products Performance Analysis Service publishes statistical data on investment companies in the U.S. and overseas. Lipper, recognized as the leading data source on open-end and closed-end funds, tracks the performance of over 5,000 investment firms. Reports include performance and portfolio analysis, as well as fee and expense analysis.



Moody's rating is an evaluation of an insurance company's financial strength and ability to meet its financial obligations. The purpose of Moody's ratings is to provide investors with a simple system to grade the relative quality of insurance companies.



Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.



NASDAQ-OTC Price Index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents 3,500 domestic over-the-counter stocks. It is market value-weighted and heavily populated by high-tech firms.



Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2002, the average firm's stock value in the index was $4 billion; the median was $700 million. The range of stock value was from $309 billion to $128 million.



Standard & Poor's claims-paying ability rating measures an insurance company's financial capacity to meet its obligations to policyholders. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.



Standard & Poor's 500 Index is a broad-based measurement of U.S. stock-market performance. The index, popularly known as the S&P 500, is based on the weighted average performance of the common stocks of 500 leading companies in diverse industries. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index are services of Standard & Poor's Corporation, a financial advisory, securities rating and publishing firm.



VARDS (Variable Annuity Research and Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. It also provides a readily understandable analysis of the comparative characteristics and market performance of funds in variable contracts.




Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index--This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard and Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.




In advertisements and other sales literature for the VAA and the funds, Lincoln Life intends to illustrate the advantages of contracts in several ways:



Compound interest illustrations will emphasize several advantages of the variable annuity contract. For example--but not by way of illustration--the literature may emphasize potential tax savings through tax deferral, the potential advantage of the variable annuity account over the fixed account, and the compounding effect of regular deposits to a contract.



Internet is an electronic communications network that may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.


Additional services

Dollar Cost Averaging. (DCA)--You may systematically transfer on a monthly basis amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts or the fixed side of the contract. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. If you have cancelled the DCA program prior to the end of the selected DCA period, any remaining contract value in the DCA fixed subaccount, will automatically be transferred to the variable subaccounts selected by you. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service. (AWS)--AWS provides an automatic, periodic withdrawal of contract value to you. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our Home Office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to our Home Office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted by Section 401(a)(9) of the code for qualified plans or permitted under Section 72 for non-qualified contracts. We reserve the right to discontinue this service at any time.

Cross-Reinvestment Service.--Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in cross-reinvestment at the time of application or at any time before the annuity commencement date by sending a written request to our Home Office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $2,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing.--Portfolio rebalancing is an option which, if elected by the contractowner, restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life or by telephone if we have your telephone authorization on file.

If portfolio rebalancing is elected, all purchase payments allocated to the variable account subaccounts must be subject to portfolio rebalancing.

Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing option will terminate the portfolio rebalancing option. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable account subaccount may also cause termination of the portfolio rebalancing option. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing option or re-enroll at any time by writing Lincoln Life, or by calling, if we have your telephone authorization on file. The portfolio rebalancing program is not available following the annuity commencement date.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $93 billion at December 31, 2002 and had annual consolidated revenues of $4.6 billion in 2002. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.


Lincoln Life's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 17,000 employers and more than 1.5 million individuals.


Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2002 Lincoln Life had total assets of over $84 billion.


Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements


The financial statements of Lincoln Life and the VAA appear on the following pages.

Lincoln Life Variable Annuity Account W

Statement of assets and liabilities

December 31, 2002

                                                                                      Mortality &
                                                                                      Expense       Contract
                                                                                      Charges       Redemptions
                                                                                      Payable To    Due To
                                                                                      The Lincoln   The Lincoln
                                                                                      National Life National Life
                                                                                      Insurance     Insurance
                                                             Investments Total Assets Company       Company       Net Assets
----------------------------------------------------------------------------------------------------------------------------
AFIS Global Small Cap Class 2 Subaccount                     $   23,587   $   23,587      $  1           $--      $   23,586
AFIS Growth Class 2 Subaccount                                  471,052      471,052        20             3         471,029
AFIS International Class 2 Subaccount                           106,402      106,402         5            --         106,397
AIM V.I. Government Securities Class 2 Subaccount             3,637,549    3,637,549       156            63       3,637,330
AIM V.I. Growth Class 2 Subaccount                               52,789       52,789         2            --          52,787
AIM V.I. Premier Equity Class 2 Subaccount                      444,328      444,328        19             4         444,305
AVPSF Small Cap Value Class B Subaccount                        141,079      141,079         6            --         141,073
AVPSF Technology Class B Subaccount                              23,307       23,307         1            --          23,306
Delaware VIP Emerging Markets Service Class Subaccount           39,325       39,325         2            --          39,323
Delaware VIP High Yield Service Class Subaccount                565,912      565,912        23            --         565,889
Delaware VIP Large Cap Value Service Class Subaccount           131,480      131,480         5            11         131,464
Delaware VIP REIT Service Class Subaccount                      293,356      293,356        13            --         293,343
Delaware VIP Small Cap Value Service Class Subaccount           364,312      364,312        15             3         364,294
Delaware VIP Trend Service Class Subaccount                     159,850      159,850         7            --         159,843
Delaware VIP U.S. Growth Service Class Subaccount                51,590       51,590         2            --          51,588
Evergreen VA Omega Subaccount                                    43,026       43,026         2            --          43,024
Evergreen VA Special Equity Subaccount                           12,154       12,154         1            --          12,153
Evergreen VA Strategic Income Subaccount                        275,864      275,864        12            --         275,852
Fidelity VIP Contrafund Service Class 2 Subaccount              319,202      319,202        14             6         319,182
Fidelity VIP Growth Opportunities Service Class 2 Subaccount      2,000        2,000        --            --           2,000
Fidelity VIP Overseas Service Class 2 Subaccount                 58,516       58,516         2            --          58,514
LN Aggressive Growth Subaccount                                   7,285        7,285        --            --           7,285
LN Global Asset Allocation Subaccount                            36,495       36,495         1            --          36,494
MFS Capital Opportunities Service Class Subaccount              228,144      228,144        10             3         228,131
MFS Emerging Growth Service Class Subaccount                     45,792       45,792         2            --          45,790
MFS Utilities Service Class Subaccount                          161,835      161,835         7             2         161,826
NB AMT Balanced Subaccount                                      341,268      341,268        15             3         341,250
NB AMT Mid-Cap Growth Subaccount                                216,244      216,244         9             5         216,230
NB AMT Regency Subaccount                                        72,461       72,461         3            --          72,458
Putnam VT Growth and Income Class IB Subaccount                 498,714      498,714        21             5         498,688
Scudder VIT Equity 500 Index Subaccount                         199,884      199,884         9            --         199,875
WFVT Asset Allocation Subaccount                              1,466,501    1,466,501        62            13       1,466,426
WFVT Corporate Bond Subaccount                                1,075,594    1,075,594        46            16       1,075,532
WFVT Equity Income Subaccount                                   414,275      414,275        17             7         414,251
WFVT Equity Value Subaccount                                    412,400      412,400        17             5         412,378
WFVT Growth Subaccount                                           63,425       63,425         2            --          63,423
WFVT International Equity Subaccount                             34,596       34,596         1            --          34,595
WFVT Large Company Growth Subaccount                            519,261      519,261        23             5         519,233
WFVT Money Market Subaccount                                  2,611,818    2,611,818       109            12       2,611,697
WFVT Small Cap Growth Subaccount                                151,562      151,562         6            --         151,556


See accompanying notes.

Lincoln Life Variable Annuity Account W

Statement of Operations

Year Ended December 31, 2002

                                                                                                 AIM V.I.
                                                         AFIS Global  AFIS         AFIS          Government   AIM V.I
                                                         Small Cap    Growth       International Securities   Growth
                                                         Class 2      Class 2      Class 2       Class 2      Class 2
                                                         Subaccount   Subaccount   Subaccount    Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                       $    172   $     156      $  1,422      $ 67,415     $     --
  . Mortality and expense guarantees                           (341)     (5,209)       (1,248)      (27,760)      (1,470)
                                                           --------   ---------      --------      --------     --------
NET INVESTMENT INCOME (LOSS)                                   (169)     (5,053)          174        39,655       (1,470)
Net Realized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                    (896)    (28,575)       (3,564)        7,000      (23,273)
  . Dividends from net realized gains on investments             --          --            --            --           --
                                                           --------   ---------      --------      --------     --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                        (896)    (28,575)       (3,564)        7,000      (23,273)
Net change in unrealized appreciation or depreciation on
 investments                                                 (4,593)    (82,915)      (12,685)       84,301      (22,613)
                                                           --------   ---------      --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                $ (5,658)  $(116,543)     $(16,075)     $130,956     $(47,356)
                                                           ========   =========      ========      ========     ========

                                                                                                              Fidelity VIP
                                                                                                 Fidelity VIP Growth
                                                                      Evergreen    Evergreen VA  Contrafund   Opportunities
                                                         Evergreen VA VA Special   Strategic     Service      Service
                                                         Omega        Equity       Income        Class 2      Class 2
                                                         Subaccount   Subaccount   Subaccount    Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                       $     --   $      --      $ 14,418      $    526     $     75
  . Mortality and expense guarantees                           (866)       (273)       (2,605)       (3,496)        (155)
                                                           --------   ---------      --------      --------     --------
NET INVESTMENT INCOME (LOSS)                                   (866)       (273)       11,813        (2,970)         (80)
Net Realized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                  (2,543)     (1,135)          954        (2,698)        (788)
  . Dividends from net realized gains on investments             --          --            --            --           --
                                                           --------   ---------      --------      --------     --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                      (2,543)     (1,135)          954        (2,698)        (788)
Net change in unrealized appreciation or depreciation on
 investments                                                (14,406)     (3,823)       10,764       (26,206)      (1,528)
                                                           --------   ---------      --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM                  $  (5,231)
 OPERATIONS                                                $(17,815)                 $ 23,531      $(31,874)    $ (2,396)
                                                           ========   =========      ========      ========     ========


See accompanying notes.

AIM V.I.     AVPSF                 Delaware VIP                Delaware VIP               Delaware VIP
Premier      Small Cap  AVPSF      Emerging      Delaware VIP  Large Cap     Delaware VIP Small Cap     Delaware VIP
Equity       Value      Technology Markets       High Yield    Value Service REIT Service Value Service Trend Service
Class 2      Class B    Class B    Service Class Service Class Class         Class        Class         Class
Subaccount   Subaccount Subaccount Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------
 $    1,791  $    166    $     --    $    285      $ 42,704      $  1,397      $    840     $    472      $     --
    (4,903)    (1,487)       (418)       (434)       (4,154)       (1,883)       (2,216)      (3,556)       (2,038)
 ----------   --------   --------    --------      --------      --------      --------     --------      --------
    (3,112)    (1,321)       (418)       (149)       38,550          (486)       (1,376)      (3,084)       (2,038)
   (20,252)      (798)     (2,255)       (185)      (41,781)       (4,340)       (1,643)        (994)       (5,661)
         --        83          --          --            --            --           552        1,459            --
 ----------   --------   --------    --------      --------      --------      --------     --------      --------
   (20,252)      (715)     (2,255)       (185)      (41,781)       (4,340)       (1,091)         465        (5,661)
   (90,527)   (10,968)    (11,633)     (1,131)       33,626       (24,518)       (4,138)     (31,617)      (22,000)
 ----------   --------   --------    --------      --------      --------      --------     --------      --------
 $(113,891)  $(13,004)   $(14,306)   $ (1,465)     $ 30,395      $(29,344)     $ (6,605)    $(34,236)     $(29,699)
 ==========   ========   ========    ========      ========      ========      ========     ========      ========

Fidelity VIP            LN         MFS           MFS
Overseas     LN         Global     Capital       Emerging      MFS                        NB AMT
Service      Aggressive Asset      Opportunities Growth        Utilities     NB AMT       Mid-Cap       NB AMT
Class 2      Growth     Allocation Service Class Service Class Service Class Balanced     Growth        Regency
Subaccount   Subaccount Subaccount Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------
       $298   $     --  $    640     $     --      $     --      $  4,182      $  1,773     $     --      $     85
    (1,120)       (159)     (465)      (2,533)         (756)       (2,661)       (2,034)      (3,049)         (921)
 ----------   --------   --------    --------      --------      --------      --------     --------      --------
      (822)       (159)      175       (2,533)         (756)        1,521          (261)      (3,049)         (836)
    (4,941)       (436)   (2,585)      (8,573)       (2,254)      (12,551)       (9,924)     (10,666)         (609)
         --         --        --           --            --            --            --           --            --
 ----------   --------   --------    --------      --------      --------      --------     --------      --------
    (4,941)       (436)   (2,585)      (8,573)       (2,254)      (12,551)       (9,924)     (10,666)         (609)
   (14,594)     (2,715)   (3,253)     (48,024)      (17,157)      (39,238)      (23,059)     (59,631)       (6,804)
 ----------   --------   --------    --------      --------      --------      --------     --------      --------
 $ (20,357)   $ (3,310) $ (5,663)    $(59,130)     $(20,167)     $(50,268)     $(33,244)    $(73,346)     $ (8,249)
 ==========   ========   ========    ========      ========      ========      ========     ========      ========

AIM V.I.
Premier      Delaware VIP
Equity       U.S Growth
Class 2      Service Class
Subaccount   Subaccount
--------------------------
 $    1,791    $      44
    (4,903)         (635)
 ----------    ---------
    (3,112)         (591)
   (20,252)       (1,839)
         --           --
 ----------    ---------
   (20,252)       (1,839)
   (90,527)      (13,231)
 ----------    ---------
 $(113,891)    $ (15,661)
 ==========    =========

Fidelity VIP Putnam VT
Overseas     Growth and
Service      Income
Class 2      Class IB
Subaccount   Subaccount
--------------------------
       $298    $   6,466
    (1,120)       (6,406)
 ----------    ---------
      (822)           60
    (4,941)       (3,882)
         --           --
 ----------    ---------
    (4,941)       (3,882)
   (14,594)      (97,428)
 ----------    ---------
 $ (20,357)    $(101,250)
 ==========    =========

Lincoln Life Variable Annuity Account W

Year Ended December 31, 2002

                                                                     Scudder
                                                                     VIT        WFVT       WFVT       WFVT
                                                                     Equity 500 Asset      Corporate  Equity
                                                                     Index      Allocation Bond       Income
                                                                     Subaccount Subaccount Subaccount Subaccount
----------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                                 $  2,279   $  24,436  $ 47,827.   $  5,799
  . Mortality and expense guarantees                                   (1,711)    (16,130)  (12,472)     (4,672)
                                                                      --------  ---------   --------   --------
NET INVESTMENT INCOME (LOSS)                                              568       8,306    35,355.      1,127
Net Realized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                            (1,634)    (19,080)     (731)     (6,424)
  . Dividends from net realized gains on investments                       --      11,539     1,492.         --
                                                                      --------  ---------   --------   --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                                (1,634)     (7,541)      761.     (6,424)
Net change in unrealized appreciation or depreciation on investments   (23,337)  (145,404)    17,040    (71,434)
                                                                      --------  ---------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(24,403)  $(144,639) $ 53,156.   $(76,731)
                                                                      ========  =========   ========   ========

                                          WFVT
      WFVT                  WFVT          Large      WFVT       WFVT
      Equity     WFVT       International Company    Money      Small Cap
      Value      Growth     Equity        Growth     Market     Growth
      Subaccount Subaccount Subaccount    Subaccount Subaccount Subaccount
      --------------------------------------------------------------------
       $  5,284   $     65    $    42     $      --   $ 24,579   $     --
         (4,915)      (705)      (376)       (6,947)   (30,997)    (1,982)
       --------   --------     -------    ---------   --------   --------
            369       (640)      (334)       (6,947)    (6,418)    (1,982)
        (11,113)    (1,988)      (897)      (18,933)        --     (5,564)
            --          --          --           --         --         --
       --------   --------     -------    ---------   --------   --------
        (11,113)    (1,988)      (897)      (18,933)        --     (5,564)
        (83,627)   (13,431)    (4,985)     (130,513)        --    (53,640)
       --------   --------     -------    ---------   --------   --------
       $(94,371)  $(16,059)   $(6,216)    $(156,393)  $ (6,418)  $(61,186)
       ========   ========     =======    =========   ========   ========

Lincoln Life Variable Annuity Account W
Statement of changes in net assets

Period from September 19, 2001 (inception) to December 31, 2001 and for the Year Ended December 31, 2002

                                                                            AFIS
                                                                            Global
                                                                            Small Cap     AFIS Growth
                                                                            Class 2       Class 2
                                                                            Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------
Changes From Operations:
  . Net investment income (loss)                                              $    (48)     $    (192)
  . Net realized gain (loss) on investments                                         --          1,232
  . Net change in unrealized appreciation or depreciation on investments         2,357          4,605
                                                                              --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  2,309          5,645
Changes From Unit Transactions:
  Accumulation Units:
   . Contract purchases                                                         12,042        108,951
   . Terminated contracts                                                           --           (498)
                                                                              --------      ---------
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                     12,042        108,453
                                                                              --------      ---------
TOTAL INCREASE IN NET ASSETS                                                    14,351        114,098
                                                                              --------      ---------
NET ASSETS AT DECEMBER 31, 2001                                                 14,351        114,098
  Changes From Operations:
   . Net investment income (loss)                                                 (169)        (5,053)
   . Net realized gain (loss) on investments                                      (896)       (28,575)
   . Net change in unrealized appreciation or depreciation on investments       (4,593)       (82,915)
                                                                              --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (5,658)      (116,543)
Changes From Unit Transactions:
  Accumulation Units:
   . Contract purchases                                                         24,210        621,794
   . Terminated contracts                                                       (9,317)      (148,320)
                                                                              --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          14,893        473,474
                                                                              --------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          9,235        356,931
                                                                              --------      ---------
NET ASSETS AT DECEMBER 31, 2002                                               $ 23,586      $ 471,029
                                                                              ========      =========

                                                                            Delaware VIP
                                                                            Large Cap     Delaware VIP
                                                                            Value         REIT
                                                                            Service Class Service Class
                                                                            Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------
Changes From Operations:
  . Net investment income (loss)                                              $    (85)     $     (58)
  . Net realized gain (loss) on investments                                         --             --
  . Net change in unrealized appreciation or depreciation on investments         1,499          1,043
                                                                              --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  1,414            985
Changes From Unit Transactions:
  Accumulation Units:
   . Contract purchases                                                         50,353         19,314
   . Terminated contracts                                                           --             --
                                                                              --------      ---------
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                     50,353         19,314
                                                                              --------      ---------
TOTAL INCREASE IN NET ASSETS                                                    51,767         20,299
                                                                              --------      ---------
NET ASSETS AT DECEMBER 31, 2001                                                 51,767         20,299
Changes From Operations:
   . Net investment income (loss)                                                 (486)        (1,376)
   . Net realized gain (loss) on investments                                    (4,340)        (1,091)
   . Net change in unrealized appreciation or depreciation on investments      (24,518)        (4,138)
                                                                              --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (29,344)        (6,605)
Changes From Unit Transactions:
  Accumulation Units:
   . Contract purchases                                                        151,842        306,118
   . Terminated contracts                                                      (42,801)       (26,469)
                                                                              --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         109,041        279,649
                                                                              --------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         79,697        273,044
                                                                              --------      ---------
NET ASSETS AT DECEMBER 31, 2002                                               $131,464      $ 293,343
                                                                              ========      =========

              AIM V.I.                    AIM V.I.                                Delaware VIP    Delaware VIP
AFIS          Government    AIM V.I.      Premier      AVPSF         AVPSF        Emerging        High
International Securities    Growth        Equity       Small Cap     Technology   Markets         Yield
Class 2       Class 2       Class 2       Class 2      Value Class B Class B      Service Class   Service Class
Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    Subaccount   Subaccount      Subaccount
-----------------------------------------------------------------------------------------------------------------
  $    (60)    $   10,329     $     33     $     (64)    $    (65)     $    (54)     $    (44)       $     (45)
        --           (116)         458         1,933          581            --            --               --
     1,483        (16,257)       1,701          (648)       1,979         2,605         1,328              324
  --------     ----------     --------     ---------     --------      --------      --------        ---------
     1,423         (6,044)       2,192         1,221        2,495         2,551         1,284              279
    42,928        495,673       95,393       129,076       24,084        11,729         9,043           10,401
        --            (61)     (14,798)         (104)        (232)           --            --               --
  --------     ----------     --------     ---------     --------      --------      --------        ---------
    42,928        495,612       80,595       128,972       23,852        11,729         9,043           10,401
  --------     ----------     --------     ---------     --------      --------      --------        ---------
    44,351        489,568       82,787       130,193       26,347        14,280        10,327           10,680
  --------     ----------     --------     ---------     --------      --------      --------        ---------
    44,351        489,568       82,787       130,193       26,347        14,280        10,327           10,680
       174         39,655       (1,470)       (3,112)      (1,321)         (418)         (149)          38,550
    (3,564)         7,000      (23,273)      (20,252)        (715)       (2,255)         (185)         (41,781)
   (12,685)        84,301      (22,613)      (90,527)     (10,968)      (11,633)       (1,131)          33,626
  --------     ----------     --------     ---------     --------      --------      --------        ---------
   (16,075)       130,956      (47,356)     (113,891)     (13,004)      (14,306)       (1,465)          30,395
   105,254      3,668,802       61,602       486,823      137,804        31,591        40,933          906,854
   (27,133)      (651,996)     (44,246)      (58,820)     (10,074)       (8,259)      (10,472)        (382,040)
  --------     ----------     --------     ---------     --------      --------      --------        ---------
    78,121      3,016,806       17,356       428,003      127,730        23,332        30,461          524,814
  --------     ----------     --------     ---------     --------      --------      --------        ---------
    62,046      3,147,762      (30,000)      314,112      114,726         9,026        28,996          555,209
  --------     ----------     --------     ---------     --------      --------      --------        ---------
  $106,397     $3,637,330     $ 52,787     $ 444,305     $141,073      $ 23,306      $ 39,323        $ 565,889
  ========     ==========     ========     =========     ========      ========      ========        =========

Delaware VIP                Delaware VIP                                                          Fidelity VIP
Small Cap     Delaware VIP  U.S.                       Evergreen VA  Evergreen VA Fidelity VIP    Growth
Value         Trend         Growth        Evergreen VA Special       Strategic    Contrafund      Opportunities
Service Class Service Class Service Class Omega        Equity        Income       Service Class 2 Service Class 2
Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    Subaccount   Subaccount      Subaccount
-----------------------------------------------------------------------------------------------------------------
  $   (117)    $     (105)    $    (46)    $     (89)    $    (47)     $  4,214      $    (76)       $     (45)
         2             --           --            --           --            (1)          144               --
     4,604          4,763        1,525         1,791        1,570        (3,578)        1,373            1,255
  --------     ----------     --------     ---------     --------      --------      --------        ---------
     4,489          4,658        1,479         1,702        1,523           635         1,441            1,210
    57,628         44,952        9,044        64,797       10,715        76,623        38,778            9,043
        --             --           --           (32)          --           (57)           (7)              --
  --------     ----------     --------     ---------     --------      --------      --------        ---------
    57,628         44,952        9,044        64,765       10,715        76,566        38,771            9,043
  --------     ----------     --------     ---------     --------      --------      --------        ---------
    62,117         49,610       10,523        66,467       12,238        77,201        40,212           10,253
  --------     ----------     --------     ---------     --------      --------      --------        ---------
    62,117         49,610       10,523        66,467       12,238        77,201        40,212           10,253
    (3,084)        (2,038)        (591)         (866)        (273)       11,813        (2,970)             (80)
       465         (5,661)      (1,839)       (2,543)      (1,135)          954        (2,698)            (788)
   (31,617)       (22,000)     (13,231)      (14,406)      (3,823)       10,764       (26,206)          (1,528)
  --------     ----------     --------     ---------     --------      --------      --------        ---------
   (34,236)       (29,699)     (15,661)      (17,815)      (5,231)       23,531       (31,874)          (2,396)
   351,847        179,858       64,477         3,828       12,859       194,800       355,017            2,268
   (15,434)       (39,926)      (7,751)       (9,456)      (7,713)      (19,680)      (44,173)          (8,125)
  --------     ----------     --------     ---------     --------      --------      --------        ---------
   336,413        139,932       56,726        (5,628)       5,146       175,120       310,844           (5,857)
  --------     ----------     --------     ---------     --------      --------      --------        ---------
   302,177        110,233       41,065       (23,443)         (85)      198,651       278,970           (8,253)
  --------     ----------     --------     ---------     --------      --------      --------        ---------
  $364,294     $  159,843     $ 51,588     $  43,024     $ 12,153      $275,852      $319,182        $   2,000
  ========     ==========     ========     =========     ========      ========      ========        =========

Lincoln Life Variable Annuity Account W
Statement of changes in net assets (continued)

Period from September 19, 2001 (inception) to December 31, 2001 and for the Year Ended December 31, 2002


                                                                            Fidelity VIP    LN
                                                                            Overseas        Aggressive
                                                                            Service Class 2 Growth
                                                                            Subaccount      Subaccount
-------------------------------------------------------------------------------------------------------
Changes From Operations:
  . Net investment income (loss)                                               $    (82)    $      (47)
  . Net realized gain (loss) on investments                                           1             --
  . Net change in unrealized appreciation or depreciation on investments            972          2,220
                                                                               --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     891          2,173
Changes From Unit Transactions:
  Accumulation Units:
   . Contract purchases                                                          28,944          9,045
   . Terminated contracts                                                            --             --
                                                                               --------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                      28,944          9,045
                                                                               --------     ----------
TOTAL INCREASE IN NET ASSETS                                                     29,835         11,218
                                                                               --------     ----------
NET ASSETS AT DECEMBER 31, 2001                                                  29,835         11,218
  Changes From Operations:
   . Net investment income (loss)                                                  (822)          (159)
   . Net realized gain (loss) on investments                                     (4,941)          (436)
   . Net change in unrealized appreciation or depreciation on investments       (14,594)        (2,715)
                                                                               --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (20,357)        (3,310)
Changes From Unit Transactions:
  Accumulation Units:
   . Contract purchases                                                          73,638          7,351
   . Terminated contracts                                                       (24,602)        (7,974)
                                                                               --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           49,036           (623)
                                                                               --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          28,679         (3,933)
                                                                               --------     ----------
NET ASSETS AT DECEMBER 31, 2002                                                $ 58,514     $    7,285
                                                                               ========     ==========


                                                                            Scudder VIT     WFVT
                                                                            Equity 500      Asset
                                                                            Index           Allocation
                                                                            Subaccount      Subaccount
-------------------------------------------------------------------------------------------------------
Changes From Operations:
  . Net investment income (loss)                                               $    207     $      343
  . Net realized gain (loss) on investments                                          28             72
  . Net change in unrealized appreciation or depreciation on investments          1,156         17,538
                                                                               --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   1,391         17,953
Changes From Unit Transactions:
  Accumulation Units:
   . Contract purchases                                                          30,350        518,711
   . Terminated contracts                                                            --           (464)
                                                                               --------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                      30,350        518,247
                                                                               --------     ----------
TOTAL INCREASE IN NET ASSETS                                                     31,741        536,200
                                                                               --------     ----------
NET ASSETS AT DECEMBER 31, 2001                                                  31,741        536,200
  Changes From Operations:
   . Net investment income (loss)                                                   568          8,306
   . Net realized gain (loss) on investments                                     (1,634)        (7,541)
   . Net change in unrealized appreciation or depreciation on investments       (23,337)      (145,404)
                                                                               --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (24,403)      (144,639)
Changes From Unit Transactions:
  Accumulation Units:
   . Contract purchases                                                         202,883      1,412,752
   . Terminated contracts                                                       (10,346)      (337,887)
                                                                               --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          192,537      1,074,865
                                                                               --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         168,134        930,226
                                                                               --------     ----------
NET ASSETS AT DECEMBER 31, 2002                                                $199,875     $1,466,426
                                                                               ========     ==========

                          MFS                                                                Putnam VT
LN Global   MFS Capital   Emerging      MFS                         NB AMT                   Growth and
Asset       Opportunities Growth        Utilities     NB AMT        Mid-Cap    NB AMT        Income
Allocation  Service Class Service Class Service Class Balanced      Growth     Regency       Class IB
Subaccount  Subaccount    Subaccount    Subaccount    Subaccount    Subaccount Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------
$       (3)   $    (76)     $    (61)     $   (213)     $    (76)   $    (132) $       (51)  $    (246)
        --           4            --            (3)          310          349           --         438
       877       2,678         2,349           926         1,139        3,115        1,446       3,141
----------    --------      --------      --------      --------    ---------  -----------   ---------
       874       2,606         2,288           710         1,373        3,332        1,395       3,333
     9,042      38,309        19,917       151,709        57,941       65,612       31,713     181,822
        --         (21)           --           (27)         (130)        (233)          --        (179)
----------    --------      --------      --------      --------    ---------  -----------   ---------
     9,042      38,288        19,917       151,682        57,811       65,379       31,713     181,643
----------    --------      --------      --------      --------    ---------  -----------   ---------
     9,916      40,894        22,205       152,392        59,184       68,711       33,108     184,976
----------    --------      --------      --------      --------    ---------  -----------   ---------
     9,916      40,894        22,205       152,392        59,184       68,711       33,108     184,976
       175      (2,533)         (756)        1,521          (261)      (3,049)        (836)         60
    (2,585)     (8,573)       (2,254)      (12,551)       (9,924)     (10,666)        (609)     (3,882)
    (3,253)    (48,024)      (17,157)      (39,238)      (23,059)     (59,631)      (6,804)    (97,428)
----------    --------      --------      --------      --------    ---------  -----------   ---------
    (5,663)    (59,130)      (20,167)      (50,268)      (33,244)     (73,346)      (8,249)   (101,250)
    53,405     286,638        51,500        98,147       386,837      260,661       56,794     443,791
   (21,164)    (40,271)       (7,748)      (38,445)      (71,527)     (39,796)      (9,195)    (28,829)
----------    --------      --------      --------      --------    ---------  -----------   ---------
    32,241     246,367        43,752        59,702       315,310      220,865       47,599     414,962
----------    --------      --------      --------      --------    ---------  -----------   ---------
    26,578     187,237        23,585         9,434       282,066      147,519       39,350     313,712
----------    --------      --------      --------      --------    ---------  -----------   ---------
$   36,494    $228,131      $ 45,790      $161,826      $341,250    $ 216,230  $    72,458   $ 498,688
==========    ========      ========      ========      ========    =========  ===========   =========

                                                                    WFVT
WFVT        WFVT          WFVT                        WFVT          Large      WFVT          WFVT
Corporate   Equity        Equity        WFVT          International Company    Money         Small Cap
Bond        Income        Value         Growth        Equity        Growth     Market        Growth
Subaccount  Subaccount    Subaccount    Subaccount    Subaccount    Subaccount Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------
$    1,559    $     70      $    (47)     $    (47)     $    (45)   $    (295) $       312   $     (71)
      (137)         18            --            --            --           36          190          --
    (1,426)      1,923         1,436         1,219         1,101        3,739            6       3,739
----------    --------      --------      --------      --------    ---------  -----------   ---------
        (4)      2,011         1,389         1,172         1,056        3,480          508       3,668
   364,060     109,336        86,217        11,327         9,817      234,613      896,493      24,688
    (1,514)       (497)           --            --            --         (569)     (56,733)         --
----------    --------      --------      --------      --------    ---------  -----------   ---------
   362,546     108,839        86,217        11,327         9,817      234,044      839,760      24,688
----------    --------      --------      --------      --------    ---------  -----------   ---------
   362,542     110,850        87,606        12,499        10,873      237,524      840,268      28,356
----------    --------      --------      --------      --------    ---------  -----------   ---------
   362,542     110,850        87,606        12,499        10,873      237,524      840,268      28,356
    35,355       1,127           369          (640)         (334)      (6,947)      (6,418)     (1,982)
       761      (6,424)      (11,113)       (1,988)         (897)     (18,933)          --      (5,564)
    17,040     (71,434)      (83,627)      (13,431)       (4,985)    (130,513)          --     (53,640)
----------    --------      --------      --------      --------    ---------  -----------   ---------
    53,156     (76,731)      (94,371)      (16,059)       (6,216)    (156,393)      (6,418)    (61,186)
   728,305     418,222       479,629        76,468        37,795      507,574    4,032,369     198,667
   (68,471)    (38,090)      (60,486)       (9,485)       (7,857)     (69,472)  (2,254,522)    (14,281)
----------    --------      --------      --------      --------    ---------  -----------   ---------
   659,834     380,132       419,143        66,983        29,938      438,102    1,777,847     184,386
----------    --------      --------      --------      --------    ---------  -----------   ---------
   712,990     303,401       324,772        50,924        23,722      281,709    1,771,429     123,200
----------    --------      --------      --------      --------    ---------  -----------   ---------
$1,075,532    $414,251      $412,378      $ 63,423      $ 34,595    $ 519,233  $ 2,611,697   $ 151,556
==========    ========      ========      ========      ========    =========  ===========   =========

Lincoln Life Variable Annuity Account W

Notes to financial statements

December 31, 2002

1. Accounting Policies and Account Information
The Variable Account:
Lincoln Life Variable Annuity Account W (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on September 19, 2001, are part of the operations of the Company. The Variable Account consists of three products which are listed below.

..  Wells Fargo New Directions/SM/ Core
..  Wells Fargo New Directions/SM/ Access
..  Wells Fargo New Directions/SM/ Access 4

The assets of the Variable Account are owned by the Company. The portion of the Variable Accounts assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Accounts are divided into variable subaccounts each of which is invested in shares of forty mutual funds (the Funds) of twelve diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (AFIS):
  AFIS Global Small Cap Class 2 Fund
  AFIS Growth Class 2 Fund
  AFIS International Class 2 Fund

AIM Variable Insurance Funds (AIM V.I.):
  AIM V.I. Government Securities Class 2 Fund
  AIM V.I. Growth Class 2 Fund
  AIM V.I. Premier Equity Class 2 Fund

Alliance Variable Products Series Fund (AVPSF):
  AVPSF Small Cap Value Class B Fund
  AVPSF Technology Class B Fund

Delaware VIP Trust (Delaware VIP)*:
  Delaware VIP Emerging Markets Service Class Series
  Delaware VIP High Yield Service Class Series
  Delaware VIP Large Cap Value Service Class Series
  Delaware VIP REIT Service Class Series
  Delaware VIP Small Cap Value Service Class Series
  Delaware VIP Trend Service Class Series
  Delaware VIP U.S. Growth Service Class Series

Evergreen VA Fund:
  Evergreen VA Omega Fund
  Evergreen VA Special Equity Fund
  Evergreen VA Strategic Income Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Service Class 2 Portfolio
  Fidelity VIP Growth Opportunities Service Class 2 Portfolio
  Fidelity VIP Overseas Service Class 2 Portfolio

Lincoln National (LN)*:
  LN Aggressive Growth Fund
  LN Global Asset Allocation Fund

MFS Variable Insurance Trust (MFS):
  MFS Capital Opportunities Service Class Series
  MFS Emerging Growth Service Class Series
  MFS Utilities Service Class Series

Neuberger Berman Advisors Management Trust (NB AMT):
  NB AMT Balanced Fund
  NB AMT Mid-Cap Growth Fund
  NB AMT Regency Fund

Putnam Variable Trust (Putnam VT):
  Putnam VT Growth and Income Class IB Fund

Scudder VIT Funds (Scudder VIT):
  Scudder VIT Equity 500 Index Fund

Wells Fargo Variable Trust (WFVT):
  WFVT Asset Allocation Fund
  WFVT Corporate Bond Fund
  WFVT Equity Income Fund
  WFVT Equity Value Fund
  WFVT Growth Fund
  WFVT International Equity Fund
  WFVT Large Company Growth Fund
  WFVT Money Market Fund
  WFVT Small Cap Growth Fund

* Denotes an affiliate of The Lincoln National Life Insurance Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2002, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable

Lincoln Life Variable Annuity Account W

Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. Mortality and Expense Guarantees and Other Transactions With Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows:

..  Wells Fargo New Directions/SM/ Core at a daily rate of .00383562% (1.40% on an annual basis).
..  Wells Fargo New Directions/SM/ Core at a daily rate of .00438356% (1.60% on an annual basis).
..  Wells Fargo New Directions/SM/ Core at a daily rate of .00452055% (1.65% on an annual basis ).
..  Wells Fargo New Directions/SM/ Core at a daily rate of .00506849% (1.85% on an annual basis).
..  Wells Fargo New Directions/SM/ Core at a daily rate of .00589041% (2.15% on an annual basis).
..  Wells Fargo New Directions/SM/ Core at a daily rate of .00643836% (2.35% on an annual basis).
..  Wells Fargo New Directions/SM/ Access at a daily rate of .00397260% (1.45%
   on an annual basis).
..  Wells Fargo New Directions/SM/ Access at a daily rate of .00452055% (1.65%
   on an annual basis).
..  Wells Fargo New Directions/SM/ Access at a daily rate of .00465753% (1.70%
   on an annual basis).
..  Wells Fargo New Directions/SM/ Access at a daily rate of .00520548% (1.90%
   on an annual basis).
..  Wells Fargo New Directions/SM/ Access at a daily rate of .00602740% (2.20%
   on an annual basis).
..  Wells Fargo New Directions/SM/ Access at a daily rate of .00657534% (2.40%
   on an annual basis).
..  Wells Fargo New Directions/SM/ Access 4 at a daily rate of .00438356% (1.60%
   on an annual basis).
..  Wells Fargo New Directions/SM/ Access 4 at a daily rate of .00493151% (1.80%
   on an annual basis).
..  Wells Fargo New Directions/SM/ Access 4 at a daily rate of .00506849% (1.85%
   on an annual basis).
..  Wells Fargo New Directions/SM/ Access 4 at a daily rate of .00561644% (2.05%
   on an annual basis).
..  Wells Fargo New Directions/SM/ Access 4 at a daily rate of .00643836% (2.35%
   on an annual basis).
.. Wells Fargo New Directions/SM/ Access 4 at a daily rate of .00698630% (2.55% on an annual basis).

No amounts were retained by the Company for total or partial withdrawals of account balances. The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account.

Lincoln Life Variable Annuity Account W

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                            Unit Value Unit Value                                  Investment
                                                            Beginning  End        Units                  Total     Income
                                                            of Period  of Period  Outstanding Net Assets Return(1) Ratio(2)
-----------------------------------------------------------------------------------------------------------------------------
AFIS Global Small Cap Class 2 Fund                                                                                    0.78%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)        $12.52     $ 9.98         905   $    9,036  (20.25)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     12.51       9.96       1,459       14,550  (20.42)%
AFIS Growth Class 2 Fund                                                                                              0.05%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         12.33       9.18      11,789      108,233  (25.52)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       12.32       9.17       3,964       36,370  (25.56)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       12.32       9.15       1,227       11,229  (25.70)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     12.32       9.16      33,125      303,369  (25.66)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     12.31       9.13       1,295       11,828  (25.81)%
AFIS International Class 2 Fund                                                                                       1.72%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         10.85       9.11       4,863       44,294  (16.05)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     10.84       9.09       6,831       62,103  (16.21)%
AIM V.I. Government Securities Class 2 Fund                                                                           3.81%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          9.98      10.75      54,180      582,648    7.73%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          9.98      10.73       3,880       41,631    7.52%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          9.97      10.71       4,715       50,516    7.44%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        9.98      10.75      17,378      186,772    7.68%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        9.97      10.72       6,923       74,198    7.46%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        9.97      10.71       1,869       20,017    7.41%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      9.98      10.73     247,684    2,657,162    7.52%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      9.97      10.70       2,279       24,386    7.30%
AIM V.I. Growth Class 2 Fund                                                                                             --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.14       7.56         281        2,125  (32.09)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       11.13       7.54       2,515       18,958  (32.26)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.13       7.54       4,202       31,704  (32.23)%
AIM V.I. Premier Equity Class 2 Fund                                                                                  0.57%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.32       7.77       7,705       59,828  (31.42)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.32       7.76       3,045       23,630  (31.46)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       11.31       7.74       2,486       19,239  (31.60)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.32       7.75      44,097      341,608  (31.55)%
AVPSF Small Cap Value Class B Fund                                                                                    0.17%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.88      10.97       2,457       26,961   (7.67)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.88      10.97         615        6,741   (7.71)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       11.88      10.94         835        9,134   (7.89)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.88      10.94       8,414       92,101   (7.85)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     11.87      10.91         562        6,136   (8.04)%
AVPSF Technology Class B Fund                                                                                            --
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     12.88       7.37       3,159       23,306  (42.78)%
Delaware VIP Emerging Markets Service Class Series                                                                    1.01%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.44      11.85       1,318       15,620    3.63%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.43      11.84         510        6,042    3.57%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.43      11.82       1,492       17,661    3.41%
Delaware VIP High Yield Service Class Series                                                                          0.49%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         10.32      10.34      35,934      371,626    0.23%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)         10.31      10.32         378        3,901    0.03%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       10.32      10.34       4,722       48,805    0.19%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       10.31      10.31       1,328       13,685   (0.03)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     10.31      10.31      12,397      127,872    0.03%
Delaware VIP Large Cap Value Service Class Series                                                                    35.85%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.11       8.89         767        6,817  (19.98)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.10       8.87      14,051      124,647  (20.10)%
Delaware VIP REIT Service Class Series                                                                                0.60%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         10.71      11.03       2,830       31,209    2.94%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)         10.71      11.00         620        6,823    2.73%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       10.71      11.02         490        5,402    2.88%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     10.71      11.00      22,713      249,909    2.75%

Lincoln Life Variable Annuity Account W

                                                            Unit Value Unit Value                                  Investment
                                                            Beginning  End        Units                  Total     Income
                                                            of Period  of Period  Outstanding Net Assets Return(1) Ratio(2)
-----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Service Class Series                                                                    0.20%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)        $11.81     $10.98      7,453     $ 81,794    (7.04)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.81      10.97      2,917       31,993    (7.09)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.80      10.95     22,326      244,509    (7.21)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     11.80      10.92        549        5,998    (7.40)%
Delaware VIP Trend Service Class Series                                                                                 --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         12.80      10.09      1,786       18,018   (21.20)%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)         12.79      10.06        513        5,160   (21.35)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       12.80      10.08        524        5,287   (21.24)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       12.79      10.05        866        8,712   (21.40)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     12.79      10.06     12,184      122,666   (21.34)%
Delaware VIP U.S. Growth Service Class Series                                                                        0.11%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.65       8.12      1,340       10,879   (30.33)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.64       8.10      5,019       40,709   (30.42)%
Evergreen VA Omega Fund                                                                                                 --
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.53       8.48      3,262       27,683   (26.48)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.53       8.46      1,813       15,341   (26.61)%
Evergreen VA Special Equity Fund                                                                                        --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.59       8.31        453        3,768   (28.28)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       11.58       8.29        972        8,078   (28.46)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.59       8.27         37          307   (28.58)%
Evergreen VA Strategic Income Fund                                                                                   8.70%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         10.27      11.70      3,412       39,926    13.93%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       10.27      11.69      3,197       37,386    13.87%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       10.26      11.66      1,320       15,397    13.63%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)       10.26      11.66      1,810       21,093    13.59%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     10.27      11.67     13,878      162,050    13.70%
Fidelity VIP Contrafund Service Class 2 Portfolio                                                                    0.24%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         10.95       9.75        883        8,613   (10.90)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       10.95       9.75      1,301       12,683   (10.94)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     10.94       9.73     29,181      284,003   (11.04)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     10.94       9.71      1,430       13,883   (11.21)%
Fidelity VIP Growth Opportunities Service Class 2 Portfolio                                                          0.79%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.34       8.69        230        2,000   (23.36)%
Fidelity VIP Overseas Service Class 2 Portfolio                                                                      0.42%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       10.91       8.55        850        7,263   (21.65)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     10.90       8.53      6,004       51,251   (21.73)%
LN Aggressive Growth Fund                                                                                               --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         12.42       8.53        854        7,285   (31.35)%
LN Global Asset Allocation Fund                                                                                      2.07%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       10.98       9.52      3,832       36,494   (13.28)%
MFS Capital Opportunities Service Class Series                                                                          --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.90       8.23      5,451       44,870   (30.83)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.90       8.23        685        5,639   (30.87)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.89       8.21     21,623      177,622   (30.95)%
MFS Emerging Growth Service Class Series                                                                                --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         12.14       7.90        412        3,256   (34.92)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     12.14       7.90      4,718       37,297   (34.93)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     12.13       7.88        665        5,237   (35.06)%
MFS Utilities Service Class Series                                                                                   2.46%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          9.85       7.49      3,156       23,642   (23.99)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        9.85       7.49      1,597       11,953   (24.03)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      9.85       7.47     16,884      126,231   (24.13)%
NB AMT Balanced Fund                                                                                                 1.35%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.26       9.19      2,407       22,135   (18.31)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.26       9.19      1,489       13,688   (18.35)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       11.25       9.16      1,238       11,345   (18.52)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.25       9.17     32,063      294,082   (18.48)%
NB AMT Mid-Cap Growth Fund                                                                                              --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         12.01       8.37      2,178       18,222   (30.35)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       12.01       8.36      1,176        9,836   (30.38)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       12.00       8.34        575        4,793   (30.51)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     12.01       8.35     21,965      183,379   (30.47)%

Lincoln Life Variable Annuity Account W

                                                            Unit Value Unit Value                                   Investment
                                                            Beginning  End        Units                   Total     Income
                                                            of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
------------------------------------------------------------------------------------------------------------------------------
NB AMT Regency Fund                                                                                                   0.14%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)        $11.16     $ 9.84         992    $    9,765  (11.81)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.16       9.84       1,355        13,333  (11.85)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       11.15       9.81         894         8,766  (12.03)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.15       9.82       4,131        40,594  (11.98)%
Putnam VT Growth and Income Class IB Fund                                                                             1.55%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         10.87       8.68      12,827       111,389  (20.12)%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)         10.86       8.66         590         5,110  (20.28)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       10.87       8.68       8,199        71,155  (20.16)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       10.86       8.65       1,335        11,557  (20.32)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     10.86       8.66      31,806       275,495  (20.28)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     10.86       8.64       2,776        23,982  (20.43)%
Scudder VIT Equity 500 Index Fund                                                                                     2.13%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.29       8.65         960         8,306  (23.41)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.29       8.64       1,796        15,524  (23.44)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       11.28       8.62       1,203        10,368  (23.60)%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)       11.28       8.61       1,657        14,276  (23.64)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.28       8.62      17,004       146,685  (23.57)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     11.28       8.60         548         4,716  (23.72)%
WFVT Asset Allocation Fund                                                                                            2.35%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         10.88       9.35      19,076       178,384  (14.06)%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)         10.87       9.32       2,308        21,511  (14.29)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       10.88       9.35      21,033       196,563  (14.11)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       10.87       9.32       1,239        11,552  (14.28)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     10.88       9.33     111,856     1,043,450  (14.23)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     10.87       9.30       1,608        14,966  (14.41)%
WFVT Corporate Bond Fund                                                                                              5.91%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         10.13      10.77      19,354       208,363    6.23%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)         10.13      10.74      16,591       178,180    6.02%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)         10.13      10.73       2,331        25,004    5.93%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       10.13      10.76      13,634       146,696    6.17%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)       10.13      10.72       1,851        19,848    5.91%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     10.12      10.73      44,743       479,943    6.04%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     10.11      10.70       1,635        17,498    5.83%
WFVT Equity Income Fund                                                                                               1.94%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.01       8.76       7,587        66,487  (20.40)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.01       8.76       2,049        17,946  (20.44)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.00       8.74      37,726       329,818  (20.55)%
WFVT Equity Value Fund                                                                                                1.69%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.18       8.37       4,262        35,660  (25.16)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.18       8.36       5,655        47,287  (25.20)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.17       8.35      38,138       318,333  (25.30)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     11.17       8.33       1,333        11,098  (25.45)%
WFVT Growth Fund                                                                                                      0.14%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         11.34       8.29       3,609        29,913  (26.90)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.33       8.27       4,050        33,510  (27.06)%
WFVT International Equity Fund                                                                                        0.18%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       11.17       8.47         605         5,123  (24.16)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     11.16       8.46       3,157        26,726  (24.19)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     11.16       8.44         325         2,746  (24.33)%
WFVT Large Company Growth Fund                                                                                           --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         12.13       8.61       9,648        83,057  (29.03)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       12.13       8.60       6,925        59,576  (29.06)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     12.12       8.59      43,850       376,600  (29.16)%
WFVT Money Market Fund                                                                                                1.21%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         10.03      10.02      57,077       571,649   (0.19)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       10.03      10.01      59,089       591,435   (0.24)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)       10.02       9.98      10,829       108,065   (0.45)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     10.03       9.99     132,563     1,324,486   (0.36)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)     10.02       9.96       1,612        16,062   (0.55)%

Lincoln Life Variable Annuity Account W

                                                            Unit Value Unit Value                                  Investment
                                                            Beginning  End        Units                  Total     Income
                                                            of Period  of Period  Outstanding Net Assets Return(1) Ratio(2)
-----------------------------------------------------------------------------------------------------------------------------
WFVT Small Cap Growth Fund                                                                                             --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)        $13.04     $7.93         218     $  1,732   (39.16)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)       13.03      7.93       1,015        8,042   (39.19)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)     13.03      7.92      17,894      141,782   (39.21)%

--------
(1)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account W

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                            Unit Value   Unit Value                                  Investment
                                                            Beginning    End        Units                  Total     Income
                                                            of Period(1) of Period  Outstanding Net Assets Return(2) Ratio(3)
-------------------------------------------------------------------------------------------------------------------------------
AFIS Global Small Cap Class 2 Fund
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         $10.00      $12.52        344     $  4,345    25.17%       --
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00       12.51        100        1,251    25.10%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00       12.51        100        1,251    25.07%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00       12.51        100        1,251    25.15%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00       12.51        100        1,251    25.07%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00       12.51        100        1,251    25.05%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00       12.51        100        1,251    25.11%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00       12.50        100        1,250    25.04%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00       12.50        100        1,250    25.02%
AFIS Growth Class 2 Fund                                                                                                  --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00       12.33      5,648       69,675    23.26%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00       12.32        100        1,232    23.19%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00       12.32        100        1,232    23.17%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00       12.32        100        1,232    23.24%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00       12.32        100        1,232    23.17%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00       12.31        100        1,231    23.15%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00       12.32      1,548       19,067    23.17%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00       12.31      1,459       17,966    23.11%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00       12.31        100        1,231    23.10%
AFIS International Class 2 Fund                                                                                           --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00       10.85      3,285       35,678     8.50%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00       10.84        100        1,084     8.43%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00       10.84        100        1,084     8.41%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00       10.85        100        1,085     8.49%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00       10.84        100        1,084     8.41%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00       10.84        100        1,084     8.40%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00       10.84        100        1,084     8.44%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00       10.84        100        1,084     8.40%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00       10.84        100        1,084     8.39%
AIM V.I. Government Securities Class 2 Fund                                                                            6.21%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        9.98     22,950      229,128   (0.18)%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        9.98        100          998   (0.21)%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        9.97        100          997   (0.27)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        9.98      4,007       39,999   (0.19)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        9.97        507        5,055   (0.27)%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        9.97      2,080       20,741   (0.28)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        9.98     17,635      175,957   (0.22)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        9.97      1,574       15,696   (0.29)%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        9.97        100          997   (0.30)%

Lincoln Life Variable Annuity Account W

                                                            Unit Value   Unit Value                                  Investment
                                                            Beginning    End        Units                  Total     Income
                                                            of Period(1) of Period  Outstanding Net Assets Return(2) Ratio(3)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Class 2 Fund                                                                                           0.50%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         $10.00      $11.14      5,715     $63,694    11.36%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00       11.13        100       1,113    11.29%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00       11.13        100       1,113    11.28%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00       11.14        100       1,114    11.37%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00       11.13        100       1,113    11.28%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00       11.13        100       1,113    11.27%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00       11.13      1,015      11,302    11.30%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00       11.13        100       1,113    11.25%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00       11.12        100       1,112    11.23%
AIM V.I. Premier Equity Class 2 Fund                                                                                   0.30%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00       11.32      4,262      48,259    13.23%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00       11.32        100       1,132    13.16%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00       11.31        100       1,131    13.15%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00       11.32        100       1,132    13.22%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00       11.31        100       1,131    13.15%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00       11.31        100       1,131    13.14%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00       11.32      6,537      74,015    13.16%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00       11.31        100       1,131    13.10%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00       11.31        100       1,131    13.08%
AVPSF Small Cap Value Class B Fund                                                                                        --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00       11.88        783       9,352    18.85%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00       11.88        100       1,188    18.77%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00       11.88        100       1,188    18.76%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00       11.88        100       1,188    18.83%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00       11.88        100       1,188    18.76%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00       11.87        100       1,187    18.75%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00       11.88        731       8,682    18.76%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00       11.87        100       1,187    18.69%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00       11.87        100       1,187    18.68%
AVPSF Technology Class B Fund                                                                                             --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00       12.89        100       1,289    28.87%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00       12.88        100       1,288    28.80%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00       12.88        100       1,288    28.78%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00       12.89        139       1,792    28.86%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00       12.88        100       1,288    28.78%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00       12.88        100       1,288    28.77%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00       12.88        266       3,473    28.81%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00       12.87        100       1,287    28.73%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00       12.87        100       1,287    28.71%
Delaware VIP Emerging Markets Service Class Series                                                                        --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00       11.44        100       1,186    14.35%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00       11.43        100       1,143    14.28%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00       11.43        100       1,143    14.26%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00       11.43        100       1,143    14.34%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00       11.43        100       1,143    14.26%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00       11.42        100       1,142    14.25%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00       11.43        100       1,143    14.29%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00       11.42        100       1,142    14.23%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00       11.42        100       1,142    14.21%
Delaware VIP High Yield Service Class Series                                                                              --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00       10.32        232       2,432     3.17%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00       10.31        100       1,031     3.12%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00       10.31        100       1,031     3.09%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00       10.32        100       1,032     3.16%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00       10.31        100       1,031     3.09%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00       10.31        100       1,031     3.07%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00       10.31        100       1,031     3.12%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00       10.31        100       1,031     3.06%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00       10.30        100       1,030     3.05%

Lincoln Life Variable Annuity Account W

                                                            Unit Value    Unit Value                                  Investment
                                                            Beginning     End        Units                  Total     Income
                                                            of Period (1) of Period  Outstanding Net Assets Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Service Class Series                                                                         --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         $10.00       $11.11        389     $ 4,319    11.07%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.10        100       1,110    11.00%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.10        100       1,110    10.99%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.11        295       3,281    11.07%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.10        100       1,110    10.99%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.10        100       1,110    10.97%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.10      3,374      37,508    11.00%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.10        100       1,110    10.96%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.09        100       1,109    10.93%
Delaware VIP REIT Service Class Series
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        10.71      1,091      11,736     7.12%       --
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        10.71        100       1,071     7.07%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        10.70        100       1,070     7.04%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        10.71        100       1,071     7.11%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        10.70        100       1,070     7.04%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        10.70        100       1,070     7.02%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        10.71        100       1,071     7.08%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        10.70        100       1,070     7.02%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        10.70        100       1,070     7.01%
Delaware VIP Small Cap Value Service Class Series                                                                         --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        11.81      4,144      48,961    18.06%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.80        100       1,180    17.99%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.80        100       1,180    17.98%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.81        146       1,728    18.06%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.80        100       1,180    17.98%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.80        100       1,180    17.97%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.80        368       4,349    18.01%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.80        100       1,180    17.95%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.79        100       1,179    17.94%
Delaware VIP Trend Service Class Series                                                                                   --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        12.80      1,332      17,057    28.02%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        12.79        100       1,279    27.94%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        12.79        100       1,279    27.92%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        12.80        120       1,538    27.99%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        12.79        100       1,279    27.92%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        12.79        100       1,279    27.90%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        12.79      1,820      23,341    27.95%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        12.79        100       1,279    27.87%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        12.79        100       1,279    27.86%
Delaware VIP U.S. Growth Service Class Series                                                                             --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        11.65        100       1,210    16.53%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.64        100       1,164    16.45%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.64        100       1,164    16.43%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.65        100       1,165    16.50%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.64        100       1,164    16.43%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.64        100       1,164    16.42%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.64        100       1,164    16.45%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.64        100       1,164    16.38%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.64        100       1,164    16.36%
Evergreen VA Omega Fund                                                                                                   --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        11.53        278       3,204    15.34%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.53        100       1,153    15.27%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.53        100       1,153    15.25%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.53      3,364      38,837    15.33%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.53        100       1,153    15.25%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.52        100       1,152    15.24%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.53      1,519      17,511    15.28%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.52        100       1,152    15.21%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.52        100       1,152    15.19%

Lincoln Life Variable Annuity Account W

                                                            Unit Value    Unit Value                                  Investment
                                                            Beginning     End        Units                  Total     Income
                                                            of Period (1) of Period  Outstanding Net Assets Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund                                                                                            --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         $10.00       $11.59        253     $ 2,972    15.92%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.58        100       1,158    15.85%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.58        100       1,158    15.84%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.59        100       1,159    15.91%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.58        100       1,158    15.84%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.58        100       1,158    15.83%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.59        100       1,159    15.85%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.58        100       1,158    15.81%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.58        100       1,158    15.79%
Evergreen VA Strategic Income Fund                                                                                      14.64%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        10.27      1,928      19,798     2.71%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        10.27        100       1,027     2.68%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        10.26        100       1,026     2.62%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        10.27      1,070      10,994     2.70%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        10.26        100       1,026     2.62%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        10.26      2,017      20,749     2.61%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        10.27      2,000      20,529     2.67%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        10.26        100       1,026     2.60%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        10.26        100       1,026     2.59%
Fidelity VIP Contrafund Service Class 2 Portfolio                                                                           --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        10.95        288       3,152     9.47%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        10.94        100       1,094     9.40%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        10.94        100       1,094     9.39%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        10.95        100       1,095     9.47%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        10.94        100       1,094     9.39%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        10.94        100       1,094     9.38%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        10.94      2,683      29,402     9.39%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        10.94        100       1,094     9.35%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        10.93        100       1,093     9.34%
Fidelity VIP Growth Opportunities Service Class 2 Portfolio                                                                 --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        11.35        100       1,180    13.52%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.34        100       1,134    13.44%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.34        100       1,134    13.43%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.35        100       1,135    13.51%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.34        100       1,134    13.43%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.34        100       1,134    13.42%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.34        100       1,134    13.45%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.34        100       1,134    13.39%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.34        100       1,134    13.38%
Fidelity VIP Overseas Service Class 2 Portfolio                                                                             --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        10.91        100       1,091     9.10%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        10.90        100       1,090     9.03%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        10.90        100       1,090     9.01%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        10.91      1,931      21,114     9.08%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        10.90        100       1,090     9.01%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        10.90        100       1,090     9.00%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        10.90        100       1,090     9.03%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        10.90        100       1,090     8.99%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        10.90        100       1,090     8.97%
LN Aggressive Growth Fund                                                                                                   --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        12.42        100       1,287    24.22%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        12.42        100       1,242    24.15%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        12.41        100       1,241    24.13%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        12.42        100       1,242    24.20%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        12.41        100       1,241    24.13%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        12.41        100       1,241    24.11%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        12.42        100       1,242    24.16%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        12.41        100       1,241    24.08%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        12.41        100       1,241    24.07%

Lincoln Life Variable Annuity Account W

                                                            Unit Value    Unit Value                                  Investment
                                                            Beginning     End        Units                  Total     Income
                                                            of Period (1) of Period  Outstanding Net Assets Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------------
LN Global Asset Allocation Fund                                                                                         0.42%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         $10.00       $10.98        100     $ 1,140      9.77%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        10.97        100       1,097      9.70%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        10.97        100       1,097      9.68%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        10.98        100       1,098      9.76%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        10.97        100       1,097      9.68%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        10.97        100       1,097      9.68%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        10.97        100       1,097      9.70%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        10.97        100       1,097      9.66%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        10.96        100       1,096      9.64%
MFS Capital Opportunities Service Class Series                                                                             --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        11.90      1,348      16,046     19.01%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.89        100       1,189     18.94%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.89        100       1,189     18.92%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.90        100       1,190     18.99%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.89        100       1,189     18.92%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.89        100       1,189     18.91%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.89      1,385      16,524     18.94%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.89        100       1,189     18.87%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.89        100       1,189     18.85%
MFS Emerging Growth Service Class Series                                                                                   --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        12.14        520       6,353     21.44%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        12.14        100       1,214     21.37%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        12.14        100       1,214     21.36%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        12.14        100       1,214     21.42%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        12.14        100       1,214     21.36%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        12.13        100       1,213     21.33%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        12.14        516       6,264     21.38%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        12.13        190       2,306     21.30%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        12.13        100       1,213     21.29%
MFS Utilities Service Class Series                                                                                         --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00         9.85      2,231      21,984    (1.45)%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00         9.85        100         985    (1.49)%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00         9.85        100         985    (1.52)%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00         9.85      2,695      26,560    (1.46)%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00         9.85        100         985    (1.52)%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00         9.85        100         985    (1.54)%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00         9.85      8,427      83,050    (1.50)%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00         9.84      1,613      15,874    (1.56)%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00         9.84        100         984    (1.58)%
NB AMT Balanced Fund                                                                                                       --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        11.26      1,228      13,825     12.56%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.25        100       1,125     12.48%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.25        100       1,125     12.47%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.26      1,444      16,248     12.55%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.25        100       1,125     12.47%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.25        100       1,125     12.46%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.25      1,985      22,363     12.49%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.24        100       1,124     12.43%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.24        100       1,124     12.41%
NB AMT Mid-Cap Growth Fund                                                                                                 --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        12.01        784       9,419     20.12%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        12.01        100       1,201     20.06%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        12.00        100       1,200     20.05%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        12.01      2,660      31,995     20.10%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        12.00        100       1,200     20.05%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        12.00        100       1,200     20.02%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        12.01      1,674      20,096     20.05%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        12.00        100       1,200     19.99%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        12.00        100       1,200     19.97%

Lincoln Life Variable Annuity Account W

                                                            Unit Value    Unit Value                                  Investment
                                                            Beginning     End        Units                  Total     Income
                                                            of Period (1) of Period  Outstanding Net Assets Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------------
NB AMT Regency Fund                                                                                                        --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         $10.00       $11.16        808     $  9,015   11.60%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.15        100        1,115   11.54%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.15        100        1,115   11.51%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.16      1,456       16,288   11.59%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.15        100        1,115   11.51%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.15        100        1,115   11.50%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.15        100        1,115   11.55%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.15        100        1,115   11.50%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.15        100        1,115   11.48%
Putnam VT Growth and Income Class IB Fund                                                                                  --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        10.87      4,748       51,615    8.71%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        10.86        100        1,086    8.63%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        10.86        100        1,086    8.62%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        10.87      6,345       69,022    8.69%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        10.86        100        1,086    8.62%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        10.86        100        1,086    8.61%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        10.86      3,674       39,908    8.63%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        10.86      1,750       19,001    8.58%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        10.86        100        1,086    8.57%
Scudder VIT Equity 500 Index Fund                                                                                       2.11%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        11.29        254        2,873   12.91%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.28        100        1,128   12.83%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.28        100        1,128   12.82%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.29        100        1,129   12.90%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.28        100        1,128   12.82%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.28      1,856       20,971   12.81%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.28        100        1,128   12.84%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.28        100        1,128   12.78%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.28        100        1,128   12.77%
WFVT Asset Allocation Fund                                                                                              0.53%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        10.88      5,489       59,730    8.82%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        10.87        100        1,087    8.74%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        10.87        100        1,087    8.72%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        10.88     29,512      321,143    8.80%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        10.87        194        2,110    8.73%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        10.87        100        1,087    8.71%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        10.88     13,343      145,123    8.76%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        10.87        345        3,746    8.71%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        10.87        100        1,087    8.69%
WFVT Corporate Bond Fund                                                                                                1.71%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        10.13      8,663       87,797    1.35%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        10.13      7,538       76,358    1.30%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        10.13        100        1,013    1.25%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        10.13      3,556       36,039    1.34%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        10.13        100        1,013    1.25%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        10.13      2,061       20,867    1.25%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        10.12     13,484      136,381    1.20%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        10.11        204        2,063    1.13%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        10.11        100        1,011    1.13%
WFVT Equity Income Fund                                                                                                 0.68%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        11.01      1,922       21,155   10.09%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.00        100        1,100   10.02%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.00        100        1,100   10.00%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.01      2,545       28,012   10.08%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.00        100        1,100   10.00%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.00        100        1,100    9.99%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.00      5,001       55,083   10.02%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.00        100        1,100    9.98%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.00        100        1,100    9.95%

Lincoln Life Variable Annuity Account W

                                                            Unit Value    Unit Value                                  Investment
                                                            Beginning     End        Units                  Total     Income
                                                            of Period (1) of Period  Outstanding Net Assets Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------------
WFVT Equity Value Fund                                                                                                  0.29%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         $10.00       $11.18      1,663     $ 18,587   11.80%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.17        100        1,117   11.72%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.17        100        1,117   11.71%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.18      2,954       33,077   11.78%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.17        100        1,117   11.71%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.17        100        1,117   11.70%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.17      2,424       27,083   11.72%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.17        293        3,275   11.67%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.16        100        1,116   11.65%
WFVT Growth Fund                                                                                                           --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        11.34        100        1,134   13.40%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.33        100        1,133   13.33%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.33        100        1,133   13.32%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.34        100        1,134   13.39%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.33        100        1,133   13.32%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.33        100        1,133   13.31%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.33        299        3,433   13.32%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.33        100        1,133   13.27%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.33        100        1,133   13.25%
WFVT International Equity Fund                                                                                             --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        11.17        100        1,117   11.69%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        11.16        100        1,116   11.61%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        11.16        100        1,116   11.60%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        11.17        123        1,368   11.68%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        11.16        100        1,116   11.60%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        11.16        100        1,116   11.60%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        11.16        100        1,116   11.61%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        11.16        149        1,693   11.56%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        11.15        100        1,115   11.54%
WFVT Large Company Growth Fund                                                                                             --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        12.13      4,432       53,757   21.30%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        12.12        100        1,212   21.23%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        12.12        100        1,212   21.21%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        12.13      4,381       53,133   21.28%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        12.12        100        1,212   21.21%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        12.12        100        1,212   21.19%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        12.12     10,171      123,363   21.22%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        12.12        100        1,212   21.16%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        12.11        100        1,211   21.15%
WFVT Money Market Fund                                                                                                  0.54%
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)          10.00        10.03     24,004      240,870    0.35%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        10.03        100        1,003    0.32%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        10.02        100        1,002    0.24%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        10.03     27,877      279,704    0.34%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        10.02        100        1,002    0.24%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        10.02        100        1,002    0.24%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        10.03     31,193      312,617    0.28%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        10.02        206        2,066    0.20%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        10.02        100        1,002    0.20%

Lincoln Life Variable Annuity Account W

                                                            Unit Value    Unit Value                                  Investment
                                                            Beginning     End        Units                  Total     Income
                                                            of Period (1) of Period  Outstanding Net Assets Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------------
WFVT Small Cap Growth Fund                                                                                                --
  Wells Fargo New Directions/SM/ Core (1.40% Fee Rate)         $10.00       $13.04       134      $ 1,746    30.37%
  Wells Fargo New Directions/SM/ Core (1.60% Fee Rate)          10.00        13.03       100        1,303    30.29%
  Wells Fargo New Directions/SM/ Core (1.65% Fee Rate)          10.00        13.03       100        1,303    30.28%
  Wells Fargo New Directions/SM/ Access (1.45% Fee Rate)        10.00        13.03       944       12,355    30.35%
  Wells Fargo New Directions/SM/ Access (1.65% Fee Rate)        10.00        13.03       100        1,303    30.28%
  Wells Fargo New Directions/SM/ Access (1.70% Fee Rate)        10.00        13.03       100        1,303    30.25%
  Wells Fargo New Directions/SM/ Access 4 (1.60% Fee Rate)      10.00        13.03       494        6,439    30.31%
  Wells Fargo New Directions/SM/ Access 4 (1.80% Fee Rate)      10.00        13.02       100        1,302    30.23%
  Wells Fargo New Directions/SM/ Access 4 (1.85% Fee Rate)      10.00        13.02       100        1,302    30.22%

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 9/19/2001.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account W

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2002.

                                                            Aggregate  Aggregate
                                                            Cost of    Proceeds
                                                            Purchases  from Sales
---------------------------------------------------------------------------------
AFIS Global Small Cap Class 2 Fund                          $   24,354 $    9,631
AFIS Growth Class 2 Fund                                       593,960    125,530
AFIS International Class 2 Fund                                106,407     28,112
AIM V.I. Government Securities Class 2 Fund                  3,750,064    673,786
AIM V.I. Growth Class 2 Fund                                    61,353     45,475
AIM V.I. Premier Equity Class 2 Fund                           486,121     61,223
AVPSF Small Cap Value Class B Fund                             137,731     11,237
AVPSF Technology Class B Fund                                   31,913      9,000
Delaware VIP Emerging Markets Service Class Series              41,139     10,826
Delaware VIP High Yield Service Class Series                   947,909    384,523
Delaware VIP Large Cap Value Service Class Series              170,503     42,280
Delaware VIP REIT Service Class Series                         307,562     28,726
Delaware VIP Small Cap Value Service Class Series              352,797     17,999
Delaware VIP Trend Service Class Series                        178,877     40,982
Delaware VIP U.S. Growth Service Class Series                   64,474      8,339
Evergreen VA Omega Fund                                          3,785     10,286
Evergreen VA Special Equity Fund                                12,837      7,965
Evergreen VA Strategic Income Fund                             209,142     22,207
Fidelity VIP Contrafund Service Class 2 Portfolio              375,769     58,051
Fidelity VIP Growth Opportunities Service Class 2 Portfolio      2,352      8,290
Fidelity VIP Overseas Service Class 2 Portfolio                 73,014     24,801
LN Aggressive Growth Fund                                        7,379      8,163
LN Global Asset Allocation Fund                                 53,995     21,579
MFS Capital Opportunities Service Class Series                 287,428     43,587
MFS Emerging Growth Service Class Series                        51,353      8,358
MFS Utilities Service Class Series                             111,332     42,124
NB AMT Balanced Fund                                           395,919     80,859
NB AMT Mid-Cap Growth Fund                                     265,900     41,526
NB AMT Regency Fund                                             57,464     10,702
Putnam VT Growth and Income Class IB Fund                      469,691     44,837
Scudder VIT Equity 500 Index Fund                              204,868     11,758
WFVT Asset Allocation Fund                                   1,456,894    362,175
WFVT Corporate Bond Fund                                       781,364     84,666
WFVT Equity Income Fund                                        428,345     40,545
WFVT Equity Value Fund                                         487,088     65,856
WFVT Growth Fund                                                76,424     10,081
WFVT International Equity Fund                                  38,291      8,688
WFVT Large Company Growth Fund                                 514,119     74,726
WFVT Money Market Fund                                       4,474,037  2,451,853
WFVT Small Cap Growth Fund                                     198,182     15,775

Lincoln Life Variable Annuity Account W

5. Investments
The following is a summary of investments owned at December 31, 2002.

                                                                        Net
                                                            Shares      Asset  Value of   Cost of
                                                            Outstanding Value  Shares     Shares
----------------------------------------------------------------------------------------------------
AFIS Global Small Cap Class 2 Fund                               2,556  $ 9.23 $   23,587 $   25,823
AFIS Growth Class 2 Fund                                        14,150   33.29    471,052    549,362
AFIS International Class 2 Fund                                 10,587   10.05    106,402    117,604
AIM V.I. Government Securities Class 2 Fund                    294,538   12.35  3,637,549  3,569,505
AIM V.I. Growth Class 2 Fund                                     4,684   11.27     52,789     73,701
AIM V.I. Premier Equity Class 2 Fund                            27,479   16.17    444,328    535,503
AVPSF Small Cap Value Class B Fund                              13,488   10.46    141,079    150,068
AVPSF Technology Class B Fund                                    2,335    9.98     23,307     32,335
Delaware VIP Emerging Markets Service Class Series               5,809    6.77     39,325     39,128
Delaware VIP High Yield Service Class Series                   118,392    4.78    565,912    531,962
Delaware VIP Large Cap Value Service Class Series               10,122   12.99    131,480    154,499
Delaware VIP REIT Service Class Series                          25,009   11.73    293,356    296,451
Delaware VIP Small Cap Value Service Class Series               20,094   18.13    364,312    391,325
Delaware VIP Trend Service Class Series                          7,945   20.12    159,850    177,087
Delaware VIP U.S. Growth Service Class Series                    9,625    5.36     51,590     63,296
Evergreen VA Omega Fund                                          3,988   10.79     43,026     55,641
Evergreen VA Special Equity Fund                                 1,712    7.10     12,154     14,407
Evergreen VA Strategic Income Fund                              27,921    9.88    275,864    268,678
Fidelity VIP Contrafund Service Class 2 Portfolio               17,783   17.95    319,202    344,035
Fidelity VIP Growth Opportunities Service Class 2 Portfolio        172   11.64      2,000      2,273
Fidelity VIP Overseas Service Class 2 Portfolio                  5,368   10.90     58,516     72,138
LN Aggressive Growth Fund                                        1,114    6.54      7,285      7,780
LN Global Asset Allocation Fund                                  3,351   10.89     36,495     38,871
MFS Capital Opportunities Service Class Series                  24,066    9.48    228,144    273,490
MFS Emerging Growth Service Class Series                         3,861   11.86     45,792     60,600
MFS Utilities Service Class Series                              13,509   11.98    161,835    200,147
NB AMT Balanced Fund                                            43,696    7.81    341,268    363,188
NB AMT Mid-Cap Growth Fund                                      18,065   11.97    216,244    272,760
NB AMT Regency Fund                                              8,142    8.90     72,461     77,819
Putnam VT Growth and Income Class IB Fund                       26,755   18.64    498,714    593,001
Scudder VIT Equity 500 Index Fund                               21,726    9.20    199,884    222,065
WFVT Asset Allocation Fund                                     140,874   10.41  1,466,501  1,594,367
WFVT Corporate Bond Fund                                       103,622   10.38  1,075,594  1,059,980
WFVT Equity Income Fund                                         33,626   12.32    414,275    483,786
WFVT Equity Value Fund                                          61,096    6.75    412,400    494,591
WFVT Growth Fund                                                 6,081   10.43     63,425     75,637
WFVT International Equity Fund                                   5,996    5.77     34,596     38,480
WFVT Large Company Growth Fund                                  76,250    6.81    519,261    646,035
WFVT Money Market Fund                                       2,611,818    1.00  2,611,818  2,611,818
WFVT Small Cap Growth Fund                                      31,250    4.85    151,562    201,463

Lincoln Life Variable Annuity Account W

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2002 is as follows:

                                                                              Net
                                                            Units   Units     Increase
                                                            Issued  Redeemed  (Decrease)
----------------------------------------------------------------------------------------
AFIS Global Small Cap Class 2 Fund                            2,128     (908)    1,220
AFIS Growth Class 2 Fund                                     58,788  (16,643)   42,145
AFIS International Class 2 Fund                              10,589   (2,979)    7,610
AIM V.I. Government Securities Class 2 Fund                 358,700  (68,845)  289,855
AIM V.I. Growth Class 2 Fund                                  5,801   (6,235)     (434)
AIM V.I. Premier Equity Class 2 Fund                         54,772   (8,939)   45,833
AVPSF Small Cap Value Class B Fund                           11,588     (920)   10,668
AVPSF Technology Class B Fund                                 3,111   (1,057)    2,054
Delaware VIP Emerging Markets Service Class Series            3,321     (900)    2,421
Delaware VIP High Yield Service Class Series                 91,618  (37,890)   53,728
Delaware VIP Large Cap Value Service Class Series            14,706   (4,546)   10,160
Delaware VIP REIT Service Class Series                       28,649   (3,886)   24,763
Delaware VIP Small Cap Value Service Class Series            29,367   (1,380)   27,987
Delaware VIP Trend Service Class Series                      15,989   (3,987)   12,002
Delaware VIP U.S. Growth Service Class Series                 7,793   (2,333)    5,460
Evergreen VA Omega Fund                                         395   (1,080)     (685)
Evergreen VA Special Equity Fund                              1,310     (900)      410
Evergreen VA Strategic Income Fund                           17,898   (1,796)   16,102
Fidelity VIP II Contrafund Service Class 2 Portfolio         34,712   (5,588)   29,124
Fidelity VIP Growth Opportunities Service Class 2 Portfolio     230     (900)     (670)
Fidelity VIP Overseas Service Class 2 Portfolio               6,961   (2,838)    4,123
LN Aggressive Growth Fund                                       854     (900)      (46)
LN Global Asset Allocation Fund                               5,215   (2,283)    2,932
MFS Capital Opportunities Service Class Series               28,961   (4,635)   24,326
MFS Emerging Growth Service Class Series                      4,914     (946)    3,968
MFS Utilities Service Class Series                           11,629   (5,458)    6,171
NB AMT Balanced Fund                                         40,753   (8,812)   31,941
NB AMT Mid-Cap Growth Fund                                   24,796   (4,620)   20,176
NB AMT Regency Fund                                           5,403     (994)    4,409
Putnam VT Growth and Income Class IB Fund                    46,003   (5,486)   40,517
Scudder VIT Equity 500 Index Fund                            21,511   (1,152)   20,359
WFVT Asset Allocation Fund                                  144,453  (36,614)  107,839
WFVT Corporate Bond Fund                                     73,252   (8,919)   64,333
WFVT Equity Income Fund                                      41,495   (4,201)   37,294
WFVT Equity Value Fund                                       48,449   (6,894)   41,555
WFVT Growth Fund                                              7,675   (1,116)    6,559
WFVT International Equity Fund                                4,094     (978)    3,116
WFVT Large Company Growth Fund                               49,085   (8,246)   40,839
WFVT Money Market Fund                                      427,588 (250,197)  177,391
WFVT Small Cap Growth Fund                                   18,724   (1,770)   16,954

7. New Investment Funds and Fund Name Changes
During 2002, the Deutsche Asset Management VIT Funds Trust (Deutsche VIT) family of funds changed its name to Scudder VIT Funds (Scudder VIT), the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIP), and the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to Fidelity Variable Insurance Products Fund (Fidelity VIP).

Also during 2002, the AIM V.I. Value Fund Class 2 changed its name to the AIM V.I. Premier Equity Fund Class 2.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Variable Annuity Account W

We have audited the accompanying statement of assets and liabilities of Lincoln Life Variable Annuity Account W ("Variable Account") (comprised of the following subaccounts: American Funds Insurance Series ("AFIS") Global Small Cap Class 2, AFIS Growth Class 2, AFIS International Class 2, AIM Variable Insurance Funds ("AIM V.I.") Government Securities Class 2, AIM V.I. Growth Class 2, AIM V.I. Premier Equity Class 2, Alliance Variable Products Series Fund ("AVPSF") Small Cap Value Class B, AVPSF Technology Class B, Delaware VIP Trust ("Delaware VIP") Emerging Markets Service Class, Delaware VIP High Yield Service Class, Delaware VIP Large Cap Value Service Class, Delaware VIP REIT Service Class, Delaware VIP Small Cap Value Service Class, Delaware VIP Trend Service Class, Delaware VIP U.S. Growth Service Class, Evergreen VA Fund ("Evergreen VA") Omega, Evergreen VA Special Equity, Evergreen VA Strategic Income, Fidelity Variable Insurance Products Fund ("Fidelity VIP") Contrafund Service Class 2, Fidelity VIP Growth Opportunities Service Class 2, Fidelity VIP Overseas Service Class 2, Lincoln National ("LN") Aggressive Growth, LN Global Asset Allocation, MFS Variable Insurance Trust ("MFS") Capital Opportunities Service Class, MFS Emerging Growth Service Class, MFS Utilities Service Class, Neuberger Berman Advisors Management Trust ("NB AMT") Balanced, NB AMT Mid-Cap Growth, NB AMT Regency, Putnam Variable Trust Growth and Income Class IB, Scudder VIT Funds Equity 500 Index, Wells Fargo Variable Trust ("WFVT") Asset Allocation, WFVT Corporate Bond, WFVT Equity Income, WFVT Equity Value, WFVT Growth, WFVT International Equity, WFVT Large Company Growth, WFVT Money Market and WFVT Small Cap Growth), as of December 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for the year then ended and the period from September 19, 2001 to December 31, 2001. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Variable Annuity Account W as of December 31, 2002, the results of their operations for the year then ended and changes in their net assets for the year then ended and the period from September 19, 2001 to December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 3, 2003

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                                                December 31
                                                                                              2002        2001
                                                                                          -----------  -----------
                                                                                               (000s omitted)
                                                                                          ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2002 -- $29,746,303; 2001 -- $26,599,804)                        $31,310,917  $26,944,945
------------------------------------------------------------------------------------------
   Equity (cost: 2002 -- $196,697; 2001 -- $260,678)                                          207,741      258,734
------------------------------------------------------------------------------------------
 Mortgage loans on real estate                                                              4,199,683    4,527,257
------------------------------------------------------------------------------------------
 Real estate                                                                                  279,485      267,700
------------------------------------------------------------------------------------------
 Policy loans                                                                               1,937,678    1,931,112
------------------------------------------------------------------------------------------
 Derivative instruments                                                                        64,780       49,251
------------------------------------------------------------------------------------------
 Other investments                                                                            377,746      506,997
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Investments                                                                          38,378,030   34,485,996
------------------------------------------------------------------------------------------
Investment in unconsolidated affiliates                                                            --        8,134
------------------------------------------------------------------------------------------
Cash and invested cash                                                                      1,246,523    2,818,382
------------------------------------------------------------------------------------------
Property and equipment                                                                        170,424      171,990
------------------------------------------------------------------------------------------
Deferred acquisition costs                                                                  2,373,234    2,267,039
------------------------------------------------------------------------------------------
Premiums and fees receivable                                                                  180,561      376,883
------------------------------------------------------------------------------------------
Accrued investment income                                                                     504,944      531,242
------------------------------------------------------------------------------------------
Assets held in separate accounts                                                           31,100,455   39,226,184
------------------------------------------------------------------------------------------
Federal income taxes                                                                          188,107           --
------------------------------------------------------------------------------------------
Amounts recoverable from reinsurers                                                         7,223,004    6,644,857
------------------------------------------------------------------------------------------
Goodwill                                                                                      919,172      899,009
------------------------------------------------------------------------------------------
Other intangible assets                                                                     1,012,773    1,118,487
------------------------------------------------------------------------------------------
Other assets                                                                                  825,686      929,799
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Assets                                                                              $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                                      $21,699,308  $20,318,098
------------------------------------------------------------------------------------------
 Contractholder funds                                                                      21,402,235   19,216,595
------------------------------------------------------------------------------------------
 Liabilities related to separate accounts                                                  31,100,455   39,226,184
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Insurance and Investment Contract Liabilities                                        74,201,998   78,760,877
------------------------------------------------------------------------------------------
Short-term debt                                                                               103,696      261,839
------------------------------------------------------------------------------------------
Surplus notes payable to Lincoln National Corporation                                       1,250,000    1,250,000
------------------------------------------------------------------------------------------
Federal income taxes                                                                               --       80,113
------------------------------------------------------------------------------------------
Other liabilities                                                                           3,301,978    3,565,416
------------------------------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                                        973,101    1,107,251
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities                                                                          79,830,773   85,025,496
------------------------------------------------------------------------------------------

Shareholder's Equity:
Common stock -- $2.50 par value
Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                                      25,000       25,000
------------------------------------------------------------------------------------------
Retained earnings                                                                           3,583,688    4,232,185
------------------------------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                                          375          375
------------------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification adjustment     703,100      171,964
------------------------------------------------------------------------------------------
 Net unrealized gain on derivative instruments                                                 31,829       22,982
------------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                         (51,852)          --
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Accumulated Other Comprehensive Income                                                  683,452      195,321
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Shareholder's Equity                                                                  4,292,140    4,452,506
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities and Shareholder's Equity                                                $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                                  Year Ended December 31
                                                                            ----------------------------------
                                                                               2002        2001        2000
                                                                            ----------  ----------  ----------
                                                                                      (000s omitted)
                                                                            ----------------------------------
Revenue:
Insurance premiums                                                          $  250,766  $1,604,161  $1,566,841
----------------------------------------------------------------------------
Insurance fees                                                               1,296,716   1,373,438   1,448,460
----------------------------------------------------------------------------
Net investment income                                                        2,509,489   2,554,180   2,586,762
----------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                          (647)      5,672        (379)
----------------------------------------------------------------------------
Net realized loss on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts, Note 5)                (262,805)   (121,525)    (24,331)
----------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                   (10,646)      4,963          --
----------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                          73,115      19,267          --
----------------------------------------------------------------------------
Other revenue and fees                                                         244,938     255,203     210,645
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Revenue                                                                4,100,926   5,695,359   5,787,998
----------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                     2,714,308   3,234,013   3,238,596
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses (Note 5)             1,349,800   1,712,814   1,587,504
----------------------------------------------------------------------------
Interest and debt expense                                                       79,342      80,621      80,179
----------------------------------------------------------------------------
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Benefits and Expenses                                                  4,143,450   5,027,448   4,906,279
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
(Loss) Income Before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                           (42,524)    667,911     881,719
----------------------------------------------------------------------------
Federal income taxes (benefit)                                                 (91,540)    156,263     232,818
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                           49,016     511,648     648,901
----------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal Income Tax Benefit)         --     (15,566)         --
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Net Income                                                                  $   49,016  $  496,082  $  648,901
--------------------------------------------------------------------------- ==========  ==========  ==========


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                          Year Ended December 31
                                                       2002        2001        2000
                                                    ----------  ----------  ----------
                                                              (000s omitted)
                                                    ----------------------------------
Common Stock:
Balance at beginning and end-of-year                $   25,000  $   25,000  $   25,000
----------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                         4,232,185   4,226,839   3,931,861
----------------------------------------------------
Comprehensive income                                   537,147     744,419   1,096,435
----------------------------------------------------
Less other comprehensive income (loss)(net of
  income tax):
  Foreign Currency translation adjustment                   --         375          --
  -----------------------------------------------
  Net unrealized gain on securities                    531,136     224,980     447,534
   available-for-sale (net of reclassification
   adjustment)
  -----------------------------------------------
  Net unrealized gain on derivative instruments          8,847      22,982          --
  -----------------------------------------------
  Minimum pension liability adjustment                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Net Income                                              49,016     496,082     648,901
----------------------------------------------------
Non-qualified stock options                              3,158       4,023       2,280
----------------------------------------------------
Additional investment by Lincoln National                9,329         241      63,797
  Corporation
----------------------------------------------------
Dividends declared on common stock                    (710,000)   (495,000)   (420,000)
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                               3,583,688   4,232,185   4,226,839
----------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                               375          --          --
----------------------------------------------------
Change during the year                                      --         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                     375         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain (Loss) on Securities
  Available-for-sale:
Balance at beginning-of-year                           171,964     (53,016)   (500,550)
----------------------------------------------------
Change during the year                                 531,136     224,980     447,534
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 703,100     171,964     (53,016)
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                            22,982          --          --
----------------------------------------------------
Cumulative effect of accounting change                      --      17,586          --
----------------------------------------------------
Change during the year                                   8,847       5,396          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                  31,829      22,982          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                --          --          --
----------------------------------------------------
Change during the year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Total Shareholder's Equity at End-of-Year           $4,292,140  $4,452,506  $4,198,823
                                                    ==========  ==========  ==========
----------------------------------------------------

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2002          2001          2000
                                                                      ------------  ------------  -----------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $     49,016  $    496,082  $   648,901
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (325,704)     (346,362)    (428,073)
----------------------------------------------------------------------
 Premiums and fees receivable                                              196,322        36,069      (46,013)
----------------------------------------------------------------------
 Accrued investment income                                                  26,298       (55,259)     (10,239)
----------------------------------------------------------------------
 Policy liabilities and accruals                                          (929,827)     (735,307)     201,101
----------------------------------------------------------------------
 Contractholder funds                                                      983,768     1,135,927    1,070,602
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                       894,270       425,629      235,345
----------------------------------------------------------------------
 Federal income taxes                                                     (100,700)      122,011      256,403
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                   (477,133)           --           --
----------------------------------------------------------------------
 Provisions for depreciation                                                22,222        15,798       24,051
----------------------------------------------------------------------
 Amortization of goodwill                                                       --        26,518       24,861
----------------------------------------------------------------------
 Amortization of other intangible assets                                   105,714        91,837      129,362
----------------------------------------------------------------------
 Net realized loss on investments and derivative instruments               262,805       121,525       24,331
----------------------------------------------------------------------
 (Gain) loss on sale of subsidiaries                                        10,646        (4,963)          --
----------------------------------------------------------------------
 Amortization of deferred gain                                             (73,115)      (19,267)          --
----------------------------------------------------------------------
 Other                                                                    (375,564)     (926,106)      45,187
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Adjustments                                                            220,002      (111,950)   1,526,918
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  269,018       384,132    2,175,819
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Investing Activities:
Securities available-for-sale:
 Purchases                                                             (14,002,161)  (10,634,019)  (4,449,537)
----------------------------------------------------------------------
 Sales                                                                   8,078,426     5,487,077    3,664,930
----------------------------------------------------------------------
 Maturities                                                              2,484,637     2,448,425    1,785,790
----------------------------------------------------------------------
Purchase of other investments                                           (1,280,211)   (1,830,448)  (1,899,655)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,739,382     1,867,069    1,735,091
----------------------------------------------------------------------
Proceeds from (adjustments to) disposition of business                    (195,000)    1,831,095           --
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                (95,341)      150,930      274,838
----------------------------------------------------------------------
Other                                                                      142,592       674,146     (474,800)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash (Used in) Provided by Investing Activities                     (3,127,676)       (5,725)     636,657
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                (158,143)       42,764        8,780
----------------------------------------------------------------------
Universal life and investment contract deposits                          5,305,499     4,897,828    3,543,763
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (3,262,194)   (3,288,290)  (4,524,371)
----------------------------------------------------------------------
Investment contract transfers                                              108,479      (373,000)  (1,347,000)
----------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                      3,158         4,023        2,280
----------------------------------------------------------------------
Dividends paid to shareholder                                             (710,000)     (495,000)    (420,000)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                      1,286,799       788,325   (2,736,548)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash                                         (1,571,859)    1,166,732       75,928
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              2,818,382     1,651,650    1,575,722
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,246,523  $  2,818,382  $ 1,651,650
--------------------------------------------------------------------- ============  ============  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements include
The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were part of the Reinsurance business segment: Lincoln National Health & Casualty Insurance Company ("LNH&C") and Lincoln National Reassurance Company ("LNRAC"). These subsidiaries were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001. The Company also owns six non-insurance subsidiaries: Lincoln National Insurance Associates, Inc. ("LNIA"), Lincoln Financial Advisors ("LFA"), Lincoln Financial Distributors ("LFD"), Lincoln Realty Capital Corporation, Lincoln Retirement Services Company and The Administrative Management Group, Inc. which was acquired in 2002 (see Note 11). LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and prior to Swiss Re's acquisition of LNC's reinsurance business, the reinsurance of individual and group life and health business. LNL is licensed and sells its products throughout the United States, Canada, several U.S. territories and select international markets. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments
LNL classifies its fixed maturity and equity securities as available-for-sale and, accordingly, such securities are carried at fair value. The cost of fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, LNL recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate, which are primarily held in the Life Insurance and Retirement segments, are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. The provision for losses is reported as a realized loss on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as a realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold

The Lincoln National Life Insurance Company at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments
For the years ended December 31, 2002, 2001 and 2000, LNL hedged certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk, commodity risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

Effective upon the adoption of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("FAS, 133") on January 1, 2001, LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. FAS 133 standardized the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under FAS 133.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current income during the period of change in fair values. For derivative instruments that are designated and qualify as a hedge of a net investment in a foreign operation, the gain or loss is reported in OCI as part of the cumulative translation adjustment to the extent it is effective. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Prior to January 1, 2001, derivative instruments were carried in other investments. The premiums paid for interest rate caps and swaptions were deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative. Interest rate caps that hedged interest credited on fixed annuity liabilities were carried at amortized cost. Any settlement received in accordance with the terms of the interest rate caps was also recorded as net investment income. Realized gain (loss) from the termination of the interest rate caps was included in net income.

Swaptions, put options, spread-lock agreements, interest rate swaps, commodity swaps and financial futures that hedge fixed maturity securities available-for-sale were carried at fair value. The change in fair value was reflected directly in shareholders' equity. Settlements on interest rate swaps and commodity swaps were recognized in net investment income. Realized gain
(loss) from the termination of swaptions, put options, spread-lock agreements, interest rate swaps, and financial futures were deferred and amortized over the life of the hedged assets as an adjustment to the yield. Forward-starting interest rate swaps were also used to hedge the forecasted purchase of investments. These interest rate swaps were carried off-balance sheet until the occurrence of the forecasted transaction at which time the interest rate swaps were terminated and any gain (loss) on termination was used to adjust the basis of the forecasted purchase. If the forecasted purchase did not occur or the interest rate swaps were terminated early, changes in the fair value of the swaps were recorded in net income.

Over-the-counter call options which hedged liabilities tied to the S&P stock index were carried at fair value. The change in fair value was reflected directly in net income. Gain (loss) realized upon termination of these call options was included in net income. Over-the-counter call options which hedge stock appreciation rights were carried at fair value when hedging vested stock appreciation rights and at cost when hedging unvested stock appreciation rights. The change in fair value of call options hedging vested stock appreciation rights was included in net income. Gain (loss) upon termination was reported in net income.

Foreign currency swaps, which hedged some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies, were carried at fair value. The change in fair value was included in shareholder's equity. Realized gain (loss) from the termination of such derivatives was included in net income.

Prior to January 1, 2001, hedge accounting was applied as indicated above after LNL determined that the items to be hedged exposed LNL to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk or equity risk. Moreover, the derivatives used to hedge these exposures were designated as hedges and reduced the indicated risk demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. If such criteria was not met or if the hedged items were sold,

The Lincoln National Life Insurance Company terminated or matured, the change in value of the derivatives was included in net income.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts
These assets and liabilities represent segregated funds administered and invested by LNL for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting by Insurance Companies For Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include unit-linked products and fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 13 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

The Lincoln National Life Insurance Company

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for deferred acquisition costs. (See above for discussion of amortization.)

Benefits and Expenses
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2000 through 2002 ranged from 4.00% to 10.00%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Insurance businesses typically produce ongoing profit streams from expected new business generation that extend significantly beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, for acquired insurance businesses where financial modeling indicated that anticipated new business benefits would extend for 40 years or longer, goodwill was amortized over a 40-year period.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life and investment-type products acquired and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money. As part of the estimate of future NAR, gross equity growth rates which are consistent with those used in the DAC valuation process are utilized.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance
LNL's insurance companies enter into reinsurance agreements with other companies in the normal course of their business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re on December 7, 2001, LNL's reinsurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. Assets/liabilities and premiums/benefits from certain reinsurance contracts that granted statutory surplus to other insurance companies are netted on the consolidated balance sheets and income statements, respectively, since there is a right of offset.

The Lincoln National Life Insurance Company

All other reinsurance agreements including the Swiss Re indemnity reinsurance transaction are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits
LNL accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Options
Through 2002, LNL recognized compensation expense for stock options on LNC stock granted to LNL employees using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock. Accordingly, no compensation expense has been recognized for stock option incentive plans. On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. In addition, FAS 148 amends the disclosure provisions of FAS 123 to require expanded and more prominent disclosure of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements.

The three transition methods provided under FAS 148 are the prospective method, the modified prospective and the retroactive restatement method. LNC will adopt the retroactive restatement method, which requires that companies restate all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. FAS 148's amendment of the transition and annual disclosure requirements of FAS 123 is effective for fiscal years ending after December 15, 2002. As the recognition provisions of FAS 123 should be applied as of the beginning of the year, LNL will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003 and will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements (see Note 6 for further discussion of stock-based employee compensation cost).

The following table illustrates the effect on net income and earnings per share for 2002, 2001 and 2000 if LNL had applied the fair value recognition provisions of FAS 123.

                                               Year Ended December 31,
                                               2002     2001    2000
                                               -----------------------
                                                  (in millions)
                                               -----------------------
             Net income, as reported.......... $49.0   $496.1  $648.9
             Less:
             Total stock-based employee
              compensation expense
              determined under the fair value
              based method for all awards, net
              of tax effects..................   9.2     16.2     9.5
                                                -----  ------  ------
             Pro forma net income............. $39.8   $479.9  $639.4
                                                =====  ======  ======

Income Taxes
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.


--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Change in Estimates

Accounting for Derivative Instruments and Hedging Activities
In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133" ("FAS 137"), which delayed the effective date of FAS 133 one year (i.e., adoption required no later than the first quarter of 2001). In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("FAS 138"), which addresses a limited number of implementation issues arising from FAS 133.

LNL adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-
 for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business generated in recent years, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Business Combinations and Goodwill and Other Intangible Assets In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 is effective for all business combinations initiated after June 30, 2001, and FAS 142 is effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are subject to impairment tests conducted at least annually in accordance with the new standard. Intangible assets that do not have indefinite lives continue to be amortized over their estimated useful lives. LNL adopted FAS 142 on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A number of valuation approaches, including, discounted cash flow modeling, were used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed another valuation review during the fourth quarter of 2002. The results of the first step of the tests performed as of October 1, 2002 indicate that LNL does not have impaired goodwill. The valuation techniques used by LNL for each reporting unit were consistent with those used during the transitional testing.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million during the year ended December 31, 2002.

During 2002, the change in the carrying value of the Lincoln Retirement segment's goodwill was a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 was $20.2 million (see Note 11).

The Lincoln National Life Insurance Company

The carrying amount of goodwill by reportable segment as of December 31, 2002 is as follows:

                                               (in millions)
                                               -------------
                    Lincoln Retirement Segment    $ 64.1
                    Life Insurance Segment....     855.1
                                                  ------
                    Total.....................    $919.2
                                                  ======

The reconciliation of reported net income to adjusted net income is as follows:

                                                        Year Ended
                                                       December 31,
                                                        2001   2000
                                                       -------------
                                                       (in millions)
                                                       -------------
           Reported Net Income........................ $496.1 $648.9
           Add back: Goodwill Amortization (after-tax)   26.5   24.9
                                                       ------ ------
           Adjusted Net Income........................ $522.6 $673.8
                                                       ====== ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                   As of December 31, 2002 As of December 31, 2001
                                    Gross                   Gross
                                   Carrying  Accumulated   Carrying  Accumulated
                                    Amount   Amortization   Amount   Amortization
                                   -----------------------------------------------
                                                  (in millions)
                                   -----------------------------------------------
  Amortized Intangible Assets:
    Lincoln Retirement Segment:
      Present value of in-force... $  225.0     $102.3     $  225.0     $ 70.5
    Life Insurance Segment:
      Present value of in-force... $1,254.2     $364.1      1,254.2      290.2
                                   --------     ------     --------     ------
  Total........................... $1,479.2     $466.4     $1,479.2     $360.7
                                   ========     ======     ========     ======

The aggregate amortization expense for other intangible assets for the years ended December 31, 2002, 2001 and 2000 was $105.7 million, $91.8 million and $129.4 million, respectively.

Future estimated amortization of other intangible assets is as follows (in millions):

                               2003...... $ 74.7
                               2004......   71.5
                               2005......   70.4
                               2006......   71.3
                               2007......   72.3
                               Thereafter  652.6

Accounting for the Impairment or Disposal of Long-lived Assets
In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. FAS 144 is effective for fiscal years beginning after December 15, 2001. LNL adopted FAS 144 on January 1, 2002 and the adoption of the Statement did not have a material impact on the consolidated financial position and results of operations of LNL.

Accounting for Costs Associated with Exit or Disposal Activities
In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit

The Lincoln National Life Insurance Company plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. Adoption of FAS 146 by LNL will result in a change in timing of when expense is recognized for restructuring activities after December 31, 2002.

Change in Estimate for Personal Accident Reinsurance Reserves
As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Variable Interest Entities
In January 2003, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities" ("Interpretation No. 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. VIE refers to an entity in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. This Interpretation applies in the third quarter of 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003. This Interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. Although LNL and the indus-
 try continue to review the new rules, at the present time LNL does not believe there are VIEs that would result in consolidation with LNL.

Accounting for Modified Coinsurance
Currently, there are ongoing discussions surrounding the implementation and interpretation of FAS 133, "Accounting for Derivative Instruments and Hedging Activities," by the Financial Accounting Standards Board's ("FASB") Derivative Implementation Group regarding receivables and payables that are indexed to a pool of assets; and specific to LNL, modified coinsurance agreements and coinsurance with funds withheld reinsurance agreements that reference a pool of securities. An exposure draft for this issue has been issued by the FASB. It is not expected to be finalized by the FASB until sometime in the second quarter of 2003. If the definition of derivative instruments is altered, this may impact LNL's prospective reported consolidated net income and consolidated financial position. Until the FASB finalizes the Statement 133 Implementation Issue, LNL is unable to determine what, if any, impact it will have on LNL's consolidated financial statements.

The Lincoln National Life Insurance Company

3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                           Amortized Cost  Gains    Losses  Fair Value
                                           -------------- -------- -------  ----------
                                                          (in millions)
                                           -------------------------------------------
December 31, 2002:
  Corporate bonds.........................   $23,690.5    $1,797.3 $(630.8) $24,857.0
  U.S. Government bonds...................       400.7       104.7    (2.3)     503.1
  Foreign government bonds................       783.4        40.8   (25.7)     798.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       704.2        26.3    (1.8)     728.7
    Collateralized mortgage obligations...     2,084.4       113.9    (0.4)   2,197.9
    Other asset-backed securities.........     1,899.3       149.8   (12.4)   2,036.7
  State and municipal bonds...............       106.0         5.0    (0.1)     110.9
  Redeemable preferred stocks.............        77.8         1.5    (1.2)      78.1
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    29,746.3     2,239.3  (674.7)  31,310.9
Equity securities.........................       196.7        19.4    (8.3)     207.8
                                             ---------    -------- -------  ---------
Total.....................................   $29,943.0    $2,258.7 $(683.0) $31,518.7
                                             =========    ======== =======  =========
December 31, 2001:
  Corporate bonds.........................   $21,944.7    $  704.0 $(555.1) $22,093.6
  U.S. Government bonds...................       346.7        56.8    (4.8)     398.7
  Foreign government bonds................       810.5        46.3    (9.3)     847.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       606.5        15.0    (7.4)     614.1
    Collateralized mortgage obligations...     1,462.6        63.0    (5.6)   1,520.0
    Other asset-backed securities.........     1,300.3        51.4   (11.3)   1,340.4
  State and municipal bonds...............        45.9         0.3    (1.5)      44.7
  Redeemable preferred stocks.............        82.6         3.5    (0.2)      85.9
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    26,599.8       940.3  (595.2)  26,944.9
Equity securities.........................       260.7        17.8   (19.8)     258.7
                                             ---------    -------- -------  ---------
Total.....................................   $26,860.5    $  958.1 $(615.0) $27,203.6
                                             =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2002:
           Due in one year or less..........   $   816.0    $   820.1
           Due after one year through five
            years...........................     6,138.3      6,425.8
           Due after five years through ten
            years...........................     9,545.3     10,051.5
           Due after ten years..............     8,558.8      9,050.2
                                               ---------    ---------
           Subtotal.........................    25,058.4     26,347.6
           Asset/mortgage-backed
            securities......................     4,687.9      4,963.3
                                               ---------    ---------
           Total............................   $29,746.3    $31,310.9
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                Par Value Amortized Cost Fair Value
                                --------- -------------- ----------
                                           (in millions)
                                -----------------------------------
             December 31, 2002:
               Below 7%........ $2,172.7     $1,527.6     $1,584.7
               7%-8%...........  2,309.4      2,307.3      2,464.4
               8%-9%...........    598.1        587.1        635.3
               Above 9%........    264.6        265.9        278.9
                                --------     --------     --------
               Total........... $5,344.8     $4,687.9     $4,963.3
                                ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2002
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,111.8      19.5%
                      AA..............   1,815.5       5.8
                      A...............  10,404.6      33.2
                      BBB.............  10,922.5      34.9
                      BB..............   1,215.2       3.9
                      Less than BB....     841.3       2.7
                                       ---------     -----
                      Total........... $31,310.9     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                         Year Ended December 31
                                         2002      2001     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
             Fixed maturity securities $2,030.3  $2,008.4 $2,015.5
             Equity securities........     10.1       9.7     12.7
             Mortgage loans on real
              estate..................    356.3     373.9    373.1
             Real estate..............     45.8      48.1     50.3
             Policy loans.............    133.6     124.3    123.8
             Invested cash............     30.4      63.5     85.5
             Other investments........     18.8      67.5     50.8
                                       --------  -------- --------
             Investment revenue.......  2,625.3   2,695.4  2,711.7
             Investment expense.......   (115.8)    141.2    124.9
                                       --------  -------- --------
             Net investment income.... $2,509.5  $2,554.2 $2,586.8
                                       ========  ======== ========

The detail of the net realized loss on investments and derivative instruments is as follows:

                                             Year Ended December 31
                                             2002     2001     2000
                                           -------  -------  -------
                                                 (in millions)
                                           -------------------------
          Fixed maturity securities
           available-for-sale:
            Gross gain.................... $ 163.8  $ 163.4  $ 131.3
            Gross loss....................  (578.5)  (421.1)  (203.3)
          Equity securities available-for-
           sale:
            Gross gain....................    11.8     13.4     32.6
            Gross loss....................   (22.2)    (5.7)   (25.5)
          Other investments...............    27.2     39.8     12.9
          Associated restoration of
           deferred acquisition costs and
           Provision for policyholder
           commitments....................   143.2    106.9     34.7
          Investment expenses.............    (9.3)    (9.0)    (7.0)
                                           -------  -------  -------
          Total Investments...............  (264.0)  (112.3)   (24.3)
          Derivative Instruments, net of
           associated amortization of
           deferred acquisition costs.....     1.2     (9.2)      --
                                           -------  -------  -------
          Total Investments and
           Derivative Instruments......... $(262.8) $(121.5) $ (24.3)
                                           =======  =======  =======

The Lincoln National Life Insurance Company

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the net realized loss on investments and derivative instruments shown above, are as follows:

                                             Year Ended December 31
                                              2002     2001   2000
                                             ------   ------  -----
                                                (in millions)
                                             --------------------
               Fixed maturity securities.... $296.6   $237.2  $41.2
               Equity securities............   21.4     15.7   14.6
               Mortgage loans on real estate    9.7     (2.7)   0.2
               Real estate..................     --      0.7     --
               Other long-term investments..    6.4      0.9     --
                                             ------   ------  -----
               Total........................ $334.1   $251.8  $56.0
                                             ======   ======  =====

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities is as follows:

                                          Year Ended December 31
                                           2002    2001    2000
                                         -----------------------
                                              (in millions)
                                         -----------------------
               Fixed maturity securities $1,219.5 $319.7  $684.0
               Equity securities........     13.0  (16.6)   (3.2)
                                         -------- ------  ------
               Total.................... $1,232.5 $303.1  $680.8
                                         ======== ======  ======

During the second quarter of 1998, LNL purchased three bonds issued with offsetting interest rate characteristics. Subsequent to the purchase of these bonds, interest rates increased and the value of one of these bonds decreased. This bond was sold at the end of the second quarter 1998 and a realized loss of $28.8 million ($18.7 million after-tax) was recorded. The other two bonds are still owned by LNL and are producing net investment income on an annual basis of $9.9 million ($6.4 million after-tax). Subsequent to these transactions being recorded, the Emerging Issues Task Force of the Financial Accounting Standards Board reached consensus with regard to accounting for this type of investment strategy. LNL is not required to apply the new accounting rules, however, if such rules were applied, the realized loss on the sale of $28.8 million ($18.7 million after-tax) on one of these bonds recorded at the end of the second quarter of 1998 would be reduced to $8.8 million ($5.7 million after-tax) and the difference would be applied as a change in the carrying amount of the two bonds that remain in LNL's portfolio. Also, net investment income for the year ended December 31, 2002, 2001 and 2000 would be less than reported by $2.9 million ($1.9 million after-tax), $2.7 million ($1.8 million after-tax) and $2.5 million ($1.6 million after-tax), respectively.

The balance sheet captions, "Real Estate" and "Property and Equipment," are shown net of allowances for depreciation as follows:

                                             December 31
                                             2002    2001
                                             ------------
                                             (in millions)
                                             ------------
                      Real estate........... $41.0  $ 38.4
                      Property and equipment  86.5   105.4

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      December 31
                                                      2002    2001
                                                     -------------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $ 72.3  $25.6
            Allowance for losses....................  (11.9)  (2.2)
            Impaired loans with no allowance for
             losses.................................     --     --
                                                     ------  -----
            Net impaired loans...................... $ 60.4  $23.4
                                                     ======  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                    Year Ended
                                                   December 31
                                                2002   2001   2000
                                               -------------------
                                                  (in millions)
                                               -------------------
            Balance at beginning-of-year...... $ 2.2  $ 4.9  $ 4.7
            Provisions for losses.............  12.7    0.7    1.8
            Releases due to principal paydowns  (3.0)  (3.4)  (1.6)
            Releases due to foreclosures......    --     --     --
                                               -----  -----  -----
            Balance at end-of-year............ $11.9  $ 2.2  $ 4.9
                                               =====  =====  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                  Year Ended
                                                  December 31
                                               2002  2001  2000
                                               -----------------
                                                 (in millions)
                                               -----------------
                Average recorded investment in
                 impaired loans............... $54.0 $25.0 $27.9
                Interest income recognized on
                 impaired loans...............   5.6   3.0   2.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2002 and 2001, LNL had mortgage loans on non-accrual status of $1.8 million and $0.0 million, respectively. As of December 31, 2002 and 2001, LNL had no mortgage loans past due 90 days and still accruing.

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, LNL had restructured mortgage loans of $4.6 million and $5.2 million, respectively. LNL recorded $0.4 million and $0.5 million of interest income on these restructured mortgage loans in 2002 and 2001, respectively. Interest income in the amount of $0.4 million and $0.5 million would have been recorded on these mortgage loans according to their original terms in 2002 and 2001, respectively. As of December 31, 2002 and December 31, 2001, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $558.9 million. As of December 31, 2002, this includes $168.1 million of standby commitments to purchase real estate upon completion and leasing.

For the year ended December 31, 2002, fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing were not significant. As of December 31, 2002 and 2001, the carrying value of non-income producing securities was $34.8 million and $32.4 million, respectively.

The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt in the amount of $0.4 million and $0.3 million at December 31, 2002 and 2001, respectively.

During the fourth quarter of 2000, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $186.0 million and carrying value of $185.7 million. LNL retained a 6.3% beneficial interest in the securitized assets. LNL received $172.7 million from the trust for the sale of the senior trust certificates representing the other 93.7% beneficial interest. A realized gain of $0.4 million pre- tax was recorded on this sale. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Cash flows received during 2002, 2001 and 2000 from interests retained in the trust were $2.6 million, $2.6 million and $0.4 million, respectively. The fair values of the mortgage loans were based on a discounted cash flow method based on credit rating, maturity and future income. Prepayments are expected to be less than 1% with an expected weighted-average life of 6.4 years. Credit losses are anticipated to be minimal over the life of the trust.

During the fourth quarter of 2001, LNL completed a second securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $209.7 million and a carrying value of $198.1 million. LNL received $209.7 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.2 million and $0.03 million were received in 2002 and 2001, respectively. The transaction was hedged with total return swaps to lock in the value of the loans. LNL recorded a loss on the hedge of $10.1 million pre-tax and a realized gain on the sale of $11.6 million pre-tax resulting in a net gain of $1.5 million pre-tax. Upon securitization, LNL did not retain an interest in the securitized assets; however, LNL later invested $14.3 million of its general account assets in the certificates issued by the trust. This investment is included in fixed maturity securities on the balance sheet.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2002     2001    2000
                                          -------  -------  ------
                                               (in millions)
                                          ------------------------
              Current.................... $(140.4) $ 456.1  $ 54.0
              Deferred...................    48.9   (299.7)  178.8
                                          -------  -------  ------
              Total tax expense (benefit) $ (91.5) $ 156.4  $232.8
                                          =======  =======  ======

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                            Year Ended December 31
                                             2002    2001    2000
                                           ------   ------  ------
                                                (in millions)
                                           -----------------------
             Tax rate times pre-tax income
              (loss)...................... $(14.9)  $233.9  $308.6
             Effect of:
               Tax-preferred investment
                income....................  (39.7)   (62.6)  (61.3)
               Other items................  (36.9)   (14.9)  (14.5)
                                           ------   ------  ------
             Provision for income taxes
              (benefit)................... $(91.5)  $156.4  $232.8
                                           ======   ======  ======
             Effective tax rate...........   (215)%     23%     26%

The effective tax rate is a ratio of tax expense (benefit) over pre-tax income
(loss). Since the pre-tax loss of $42.5 million resulted in a tax benefit of $91.5 million in 2002, an unusual effective tax rate of (215)% is reported.

The Lincoln National Life Insurance Company

The Federal income tax asset (liability) is as follows:

                                                        December 31
                                                       2002    2001
                                                      ------ -------
                                                       (in millions)
                                                      --------------
           Current receivable from (payable to)
            LNC...................................... $ 92.8 ($462.0)
           Deferred..................................   95.3   381.9
                                                      ------ -------
           Total Federal income tax asset (liability) $188.1  $(80.1)
                                                      ====== =======

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2002     2001
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
              Insurance and investment contract
               liabilities....................... $1,152.6 $  969.3
              Reinsurance deferred gain..........    397.5    392.3
              Net operating and capital loss
               carryforwards.....................     80.1     18.1
              Postretirement benefits other than
               pensions..........................     27.1     36.6
              Ceding commission asset............     16.7     18.6
              Compensation related...............     49.3     38.0
              Other..............................     87.4     84.4
                                                  -------- --------
            Total deferred tax assets............  1,810.7  1,557.3
                                                  -------- --------
            Deferred tax liabilities:
              Deferred acquisition costs.........    527.5    494.5
              Investment related.................    220.9     51.3
              Net unrealized gain on securities
               available-for-sale................    572.7    135.5
              Present value of business in-force.    354.5    391.5
              Other..............................     39.8    102.6
                                                  -------- --------
            Total deferred tax liabilities.......  1,715.4  1,175.4
                                                  -------- --------
            Net deferred tax asset............... $   95.3 $  381.9
                                                  ======== ========

The Company and its affiliates are part of a consolidated filing to the Internal Revenue Service with their common parent, Lincoln National Corporation. Cash paid to LNC for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively. Cash received from LNC for Federal income taxes in 2000 was $38.0 million due to the carry back of 1999 tax losses.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2002, 2001, and 2000, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2002 and 2001.

At December 31, 2002, LNL had net operating loss carryforwards for Federal income tax purposes of $31.7 million for Lincoln Life New York that expire in the year 2013. The Company had net capital loss carryforwards of $156.2 million and First Penn had net capital loss carryforwards of $7.4 million that expire in the year 2007. Lincoln Life New York had net capital loss carryforwards of $33.5 million expiring in years 2004 through 2007. The net operating loss carryforwards and net capital loss carryforwards can be used in future LNC consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the net operating loss carryforwards and capital loss carryforwards will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2002, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

--------------------------------------------------------------------------------
5. Supplemental Financial Data



Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                         Year Ended December 31
                                         2002*    2001*     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $  909.7  $1,363.7 $1,279.3
              Insurance ceded.........  1,750.1     953.2    513.6
                                       --------  -------- --------
              Net reinsurance premiums
               and fees............... $ (840.4) $  410.5 $  765.7
                                       ========  ======== ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2002 includes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $1,145.0 million; $555.1 million and $356.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Detailed below is a breakdown of amounts included in LNL's balance sheet related to the reinsurance business sold to Swiss Re through indemnity reinsurance. Because LNL is not relieved of its liability to the ceding companies for this business,

The Lincoln National Life Insurance Company the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from Swiss Re. At December 31, 2002, amounts recoverable from reinsurers included $5.1 billion related to the reinsurance business sold to Swiss Re.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                 Year Ended December 31
                                                   2002        2001
                                                  --------   ---------
                                                    (in millions)
                                                 ---------------------
           Balance at beginning-of-year......... $2,267.0    $2,385.6
           Deferral.............................    622.4       673.5
           Amortization.........................   (296.7)     (327.1)
           Adjustment related to realized losses
            on securities available-for-sale....    115.0       112.9
           Adjustment related to
            unrealized gains on securities
            available-for-sale..................   (338.5)     (187.2)
           Other................................      4.0      (390.7)
                                                  --------   --------
           Balance at end-of-period............. $2,373.2    $2,267.0
                                                  ========   ========

Realized gains and losses on investments and derivative instruments on the Statements of Income for the year ended December 31, 2002, 2001 and 2000 are net of amounts restored against deferred acquisition costs of $115.0 million, $112.9 million and $38.2 million, respectively. In addition, realized gains and losses for the years ended December 31, 2002, 2001 and 2000 are net of adjustments made to policyholder reserves of $25.6 million, $10.6 million and $(3.5) million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2002      2001      2000
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  566.7  $  812.3  $  830.5
            Other volume related
             expenses.................    264.2     191.4     222.3
            Operating and
             administrative expenses..    643.1     796.4     719.5
            Deferred acquisition costs
             net of amortization......   (325.7)   (346.4)   (428.1)
            Restructuring charges.....       --      37.4      (1.0)
            Goodwill amortization.....       --      26.5      24.9
            Other intangibles
             amortization.............    105.7      91.8     129.4
            Other.....................     95.8     103.4      90.0
                                       --------  --------  --------
            Total..................... $1,349.8  $1,712.8  $1,587.5
                                       ========  ========  ========

A reconciliation of the present value of business in-force for LNL's insurance subsidiaries included in other intangible assets is as follows:

                                                 December 31
                                          2002      2001      2000
                                        --------  --------  --------
                                                (in millions)
                                        ----------------------------
          Balance at
           beginning-of-year........... $1,118.5  $1,209.7  $1,353.3
          Adjustments to balance.......       --      (0.7)    (15.7)
          Interest accrued on
           unamortized balance
           (Interest rates range from
           5% to 7%)...................     61.4      71.0      77.6
          Amortization.................   (167.1)   (161.5)   (205.5)
                                        --------  --------  --------
          Balance at end-of-year.......  1,012.8   1,118.5   1,209.7
          Other intangible assets (non-
           insurance)..................
          Total other intangible assets
           at end-of-year.............. $     --  $     --  $   12.8
                                        ========  ========  ========

The Lincoln National Life Insurance Company

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                               December 31
                                             2002      2001
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $20,634.6 $18,553.7
                 Undistributed earnings on
                  participating business..     156.7     100.2
                 Other....................     610.9     562.7
                                           --------- ---------
                 Total.................... $21,402.2 $19,216.6
                                           ========= =========

Details underlying the balance sheet captions of short-term debt and surplus notes payable to LNC are as follows:

                                                    December 31
                                                   2002     2001
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
              Short-term debt................... $  103.7 $  261.8
                                                 ======== ========
              Surplus notes due Lincoln National
               Corporation:
                6.56% surplus note, due 2028....   $500.0 $  500.0
                6.03% surplus note, due 2028....    750.0    750.0
                                                 -------- --------
              Total surplus notes............... $1,250.0 $1,250.0
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note for $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.316 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for the LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2002, 2001 and 2000 was $79.3 million, $80.6 million and $80.2 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans -- U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the better of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law. Effective January 1, 2000, one of these plans was amended to limit the maximum compensation recognized for benefit payment calculation purposes. The effect of this amendment was to reduce LNL's pension benefit obligation by $5.4 million.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan. The effect of this plan curtailment was to decrease LNL's pension benefit obligation by $2.4 million. Effective January 1, 2000, a second supplemental executive retirement plan was established for this

The Lincoln National Life Insurance Company same group of executives to guarantee that the total benefit payable under the LNL employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of December 31, 1999. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNL 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Life insurance benefits are noncontributory; however, participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 1, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

The Lincoln National Life Insurance Company

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                      Year Ended December 31
                                                  ------------------------------------
                                                                   Other Postretirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                   2002     2001    2002       2001
                                                  ------   ------  ---------  --------
                                                           (in millions)
                                                  -------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $340.4   $334.5  $   --     $   --
  Transfers of assets............................   (1.4)     2.5      --         --
  Actual return on plan assets...................  (31.1)   (15.5)     --         --
  Company contributions..........................   58.0     33.8      --         --
  Administrative expenses........................   (1.6)    (0.9)     --         --
  Benefits paid..................................  (21.3)   (14.0)     --         --
                                                  ------   ------   ------     ------
  Fair value of plan assets at end-of-year....... $343.0   $340.4  $   --     $   --
                                                  ======   ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $399.3   $388.2  $ 81.9     $ 88.5
  Transfers of benefit obligations...............   (1.3)     2.7    (0.9)       0.1
  Plan amendments................................     --    (25.4)     --         --
  Service cost...................................   17.3     13.4     1.4        2.6
  Interest cost..................................   26.8     28.8     5.1        6.2
  Plan participants' contributions...............     --       --     1.1        1.7
  Sale of business segment.......................     --       --      --       (6.0)
  Plan curtailment gain..........................     --    (16.0)     --      (11.2)
  Actuarial (gains) losses.......................   20.3     21.6     6.8        7.6
  Benefits paid..................................  (21.3)   (14.0)   (6.5)      (7.6)
                                                  ------   ------   ------     ------
  Benefit obligation at end-of-year.............. $441.1   $399.3  $ 88.9     $ 81.9
                                                  ======   ======   ======     ======
Underfunded status of the plans.................. $(98.1)  $(58.9) $(88.9)    $(81.9)
Unrecognized net actuarial losses................  109.3     32.4     8.2        1.0
Unrecognized negative prior service cost.........  (19.8)   (24.7)     --         --
                                                  ------   ------   ------     ------
Accrued benefit cost............................. $ (8.6)  $(51.2) $(80.7)    $(80.9)
                                                  ======   ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   6.50%    7.00%   6.50%      7.00%
  Expected return on plan assets.................   8.25%    9.00%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................   5.00%    5.00%     --         --
  All other plans................................   4.00%    4.00%   4.00%      4.00%

In 2002, all plans have projected benefit obligations in excess of plan assets. In 2001, the funded status amounts in the pension benefits columns above combine plans with projected benefit obligations in excess of plan assets and plans with plan assets in excess of projected benefit obligations. At December 31, 2001, for plans that have projected benefit obligations in excess of plan assets, the aggregate projected benefit obligations were $269.8 million, the aggregate accumulated benefit obligations were $245.9 million and the aggregate fair value of plan assets was $208.5 million.

As is required by SFAS No. 87, "Employer's Accounting for Pensions," for plans where the accumulated benefit obligation exceeds the fair value of plan assets, the Company has recognized the minimum pension liability of the unfunded accumulated benefit obligation as a liability with an offsetting adjustment to Other Comprehensive Income, net of tax impact. As of December 31, 2002, this minimum pension liability amounted to $51.9 million ($79.8 million pre-tax).

Plan assets for both the funded employees and agents plans are principally invested in equity and fixed income funds managed by LNL's affiliate, Delaware Management Holdings, Inc.

The Lincoln National Life Insurance Company

The components of net defined benefit pension plan and postretirement benefit plan costs are as follows:

                                                   Year Ended December 31
                                        -------------------------------------------
                                                                Other Postretirement
                                           Pension Benefits           Benefits
                                        ----------------------  --------------------
                                           2002    2001    2000   2002   2001   2000
                                        ------  ------  ------  -----  -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.8  $ 13.9  $ 12.5  $ 1.4  $ 2.6  $ 2.1
Interest cost..........................   26.8    28.8    26.1    5.1    6.2    5.7
Expected return on plan assets.........  (27.1)  (29.8)  (29.0)    --     --     --
Amortization of prior service cost.....   (2.4)    0.2     0.2     --     --     --
Recognized net actuarial (gains) losses    0.2     0.2    (2.0)  (0.4)  (0.4)  (0.7)
                                        ------  ------  ------  -----  -----  -----
Net periodic benefit cost.............. $ 15.3  $ 13.3  $  7.8  $ 6.1  $ 8.4  $ 7.1
                                        ======  ======  ======  =====  =====  =====

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capital cost of covered benefits (i.e. health care cost trend rate) of 10.0% for 2002. It further assumes the rate will gradually decrease to 5.0% by 2014 and remain at that level. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefits obligation as of December 31, 2002 and 2001 by $6.2 million and $5.7 million, respectively. The aggregate of the estimated service and interest cost components of net periodic postretirement benefits cost for the year ended December 31, 2002 and 2001 would increase by $0.5 million and $0.7 million, respectively.

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $1.0 million, $2.8 million and $4.2 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

401(k) Plans
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its U.S. employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. As a result of LNC attaining the goals established under the three-year long-term incentive plan for 1998 through 2000, an additional match was made in 2001 on a participant's 2000 pre-tax contribution, not to exceed 6% of base pay, multiplied by 50%. LNL's expense for the 401(k) plan amounted to $12.6 million, $13.5 million and $21.0 million in 2002, 2001 and 2000, respectively.

Deferred Compensation Plans
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense (income) for these plans amounted to $(3.6) million, $(2.9) million and $3.0 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's employer matching contributions, as well as changes in the measurement of LNL's liabilities under these plans.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

The Lincoln National Life Insurance Company

In connection with the acquisition of the block of individual life insurance and annuity business from CIGNA, LNL assumed the liability for an unfunded contributory deferred compensation plan covering certain former CIGNA employees and agents. These participants became immediately eligible for the LNC contributory deferred compensation plans, and therefore this plan was frozen as to future deferrals as of January 1, 1998. Effective January 1, 2001, this frozen plan was merged into the LNC contributory deferred compensation plans and the associated expenses for 2002, 2001 and 2000 are included in those plan expenses disclosed above.

LNL's total liabilities associated with these plans were $103.7 million and $101.4 million at December 31, 2002 and 2001, respectively.

Incentive Plans
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans to LNL employees and agents are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program for agents. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for its agents in the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized by LNL for the SAR program for 2002, 2001 and 2000 was $(0.7) million, $4.8 million and $3.1 million, respectively. The mark-to-market gain
(loss) recognized through net income on call options on LNC stock for 2002, 2001 and 2000 was $(6.7) million, $0.8 million and $1.3 million, respectively. The SAR liability at December 31, 2002 and 2001 was $3.7 million and $6.5 million, respectively.

Through 2002, LNL recognized compensation expense for LNC stock option grants to LNL employees and agents using the intrinsic value method of accounting and provided the required pro forma information for stock options granted after December 31, 1994. Accordingly, no compensation expense has been recognized for stock option incentive plans through 2002. Had compensation expense for LNC stock option grants to LNL employees been determined based on the estimated fair value at the grant dates for awards under those plans, LNL's pro forma net income for the last three years (2002, 2001 and 2000) would have been $39.8 million, $479.9 million and $639.4 million, respectively (a decrease of $9.2 million, $16.2 million and $9.5 million, respectively).

The above effects on pro forma net income of expensing the estimated fair value of stock options are not necessarily representative of the effects on reported net income for future years due to factors such as the vesting period of the stock options and the potential for issuance of additional stock options in future years.

The fair value of options used as a basis for the pro forma disclosures, shown above, was estimated as of the date of grant using a Black-Scholes option-pricing model. Included in the above pro forma decrease in net income for 2001 was $5.9 million after-tax of stock option expense related to the former Reinsurance segment.

On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under FAS 123. FAS 148, issued on December 31, 2002, provides for alternative methods of transition for entities that change to the fair value method of accounting for stock-based compensation. LNC will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003; therefore, LNL will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements.

Effective January 1, 2003, LNC's stock option employee compensation plan and long-term cash incentive compensation plan were revised and combined to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. The performance measures for the initial grant under the new plan will be calculated over a three-year period from grant date and will compare LNC's performance relative

The Lincoln National Life Insurance Company to a selected group of peer companies. Comparative performance measures will include relative growth in earnings per share, return on equity and total share performance. Certain participants in the new plans will select from seven different combinations of stock options, performance shares and cash in determining the form of their award. Other participants will have their award paid in performance shares. This plan will replace the current LNC stock option plan.

Information with respect to LNC stock options outstanding for LNL employees and agents at December 31, 2002 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2002          (Years)       Exercise Price       2002           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       94,042          0.87            $19.80           94,042         $19.80
 21- 30    1,515,448          6.12             25.43        1,038,904          25.76
 31- 40      285,735          6.95             35.23          163,785          35.89
 41- 50    2,512,254          6.49             43.66        1,721,058          43.67
 51- 60    2,231,192          7.58             51.38        1,017,538          50.84
-------    ---------                                        ---------
$10-$60    6,638,671                                        4,035,327
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                    Year Ended December 31
                                                    2002    2001    2000
                                                    ------  ------  -----
     Dividend yield................................    2.5%    2.8%   4.6%
     Expected volatility...........................   39.6%   40.0%  39.2%
     Risk-free interest rate.......................    4.5%    4.6%   6.5%
     Expected life (in years)......................    4.2     4.2    4.9
     Weighted-average fair value per option granted $16.00  $13.38  $7.84

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2000..........  5,994,960      $39.88     2,143,460     $30.25
Granted-original....................  1,970,665       26.04
Granted-reloads.....................     40,278       45.99
Exercised (includes shares tendered)   (372,902)      21.98
Forfeited...........................   (464,048)      45.18
                                     ----------      ------     ---------     ------
Balance at December 31, 2000........  7,168,953      $36.69     2,813,438      13.92
                                     ==========      ======     =========     ======
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------     ---------     ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======     =========     ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------     ---------     ------
Balance at December 31, 2002........  6,638,671      $41.39     4,035,327     $40.00
                                     ==========      ======     =========     ======

The Lincoln National Life Insurance Company

Information with respect to the LNC incentive plan SARs outstanding for LNL agents at December 31, 2002 is as follows:

                SARs Outstanding                                 SARs Exercisable
-        ------------------------------- ---------------- -------------------------------
-----------------------------------------------------------------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2002          (Years)       Exercise Price       2002       Exercise Price
-----------------------------------------------------------------------------------------
$21-$30      487,710          2.19            $24.72         183,364          $24.72
 31- 40        3,875          2.45             36.98           1,788           36.90
 41- 50      518,588          3.20             43.57         115,956           43.59
 51- 60      372,075          4.20             52.10              --              --
-------    ---------                                         -------
$10-$60    1,382,248                                         301,108
=======    =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan for 2002, 2001 and 2000 were as follows:

                                                   2002    2001    2000
                                                  ------  ------  ------
      Dividend yield.............................    2.7%    2.7%    3.8%
      Expected volatility........................   29.5%   42.0%   46.0%
      Risk-free interest rate....................    5.0%    5.5%    7.3%
      Expected life (in years)...................    5.0     5.0     5.0
      Weighted-average fair value per SAR granted $10.86  $18.84  $14.62

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                          SARs Outstanding           SARs Exercisable
                                     --------------------------- ------------------------
                                                Weighted-Average         Weighted-Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ---------  ---------------- ------- ----------------
Balance at January 1, 2000..........        --       $   --           --      $   --
Granted-original....................   866,168        24.94
Exercised (includes shares tendered)   (72,823)       24.72
Forfeited...........................   (42,293)       25.19
                                     ---------       ------      -------      ------
Balance at December 31, 2000........   751,052        24.94       82,421       24.72
                                     =========       ======      =======      ======
Granted-original....................   544,205        43.51
Exercised (includes shares tendered)  (142,785)       24.74
Forfeited...........................   (27,381)       28.92
                                     ---------       ------      -------      ------
Balance at December 31, 2001........ 1,125,091        33.85      102,710       25.02
                                     =========       ======      =======      ======
Granted-original....................   383,675        51.95
Exercised (includes shares tendered)   (90,818)       28.57
Forfeited...........................   (35,700)       34.95
                                     ---------       ------      -------      ------
Balance at December 31, 2002........ 1,382,248       $39.20      301,108      $32.06
                                     =========       ======      =======      ======

Restricted LNC stock (non-vested stock) awarded to LNL employees and agents from 2000 through 2002 was as follows:

                                                     Year Ended December 31
                                                       2002   2001    2000
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  46,500  32,639  80,929
   Weighted-average price per share at time of grant $ 33.55 $ 45.59 $ 39.64

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for The Lincoln National Life Insurance Company (the "Company") and its insurance subsidiaries excluding the insurance subsidiaries sold to Swiss Re in 2001 was $(0.252) billion, $0.197 billion and $0.621 billion for 2002, 2001 and 2000, respectively. On December 7, 2001, Swiss Re acquired LNC's reinsurance operations. The trans-

action structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNC's reinsurance operations.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company and its insurance

The Lincoln National Life Insurance Company subsidiaries was $2.6 billion and $3.5 billion for December 31, 2002 and 2001, respectively.

The National Association of Insurance Commissioners revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. The impact of these changes to the Company and its insurance subsidiaries' statutory-based capital and surplus as of January 1, 2001 was not significant.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, the Company's statutory earned surplus was negative.

The Company and its insurance subsidiaries are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. Generally, these restrictions pose no short-term liquidity concerns for LNC. As a result of negative statutory earned surplus, the Company was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, the Company received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from the Company's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNC's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for the Company at December 31, 2001.

In general, dividends are not subject to prior approval from the Commissioner provided the Company's statutory earned surplus is positive and such dividends do not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by the Company to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus the statutory loss in 2002, the Company's statutory earned surplus is negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, any dividend(s) paid by the Company in 2003 will be subject to prior approval from the Commissioner. As occurred in 2001, dividends approved and paid while statutory earned surplus is negative will be classified as a reduction to paid-in-capital.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisition and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNC's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2002, 2001 and 2000 was $55.5 million, $63.2 million and $61.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                                2003...... $50.7
                                2004......  49.8
                                2005......  49.2
                                2006......  46.2
                                2007......  44.7
                                Thereafter  48.6

The Lincoln National Life Insurance Company

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Annual costs are dependent on usage but are expected to range from $60.0 million to $70.0 million.

Insurance Ceded and Assumed

LNL's insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10.0 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have also been co-insured with other companies to limit LNC's exposure to interest rate risks. At December 31, 2002, the reserves associated with these reinsurance arrangements totaled $2,009.0 million. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL's insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

Vulnerability from Concentrations

At December 31, 2002, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2002, 28% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.2 million. Also at December 31, 2002, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position. Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. In 2002, the American Legacy Variable Annuity product line sold through AFD accounted for about 15% of LNL's total gross annuity deposits. In addition, the American Legacy Variable Annuity product line represents approximately 31% of LNL's total gross annuity account values at December 31, 2002. Recently, LNL and AFD have agreed to transition the wholesaling of American Legacy to LFD. Currently, AFD uses wholesalers who focus on both American Funds mutual funds as well as the American Legacy Variable Annuity products. Segment management believes that this change to a dedicated team focused on key broker/dealer relationships developed in conjunction with AFD, should lead to renewed growth in American Legacy Variable Annuity sales.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled their claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNC's sale of its former reinsurance business to Swiss Re, refer to the discussion within
Note 11, "Acquisitions and Divestitures."

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $9.0 million and $10.3 million were outstanding at December 31, 2002 and 2001, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through

The Lincoln National Life Insurance Company certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps, interest rate caps and swaptions. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. Call options on the S&P 500 index were used for reinsurance programs and as a result of the acquisition by Swiss Re of LNC's reinsurance operations in December 2001, this equity market risk management strategy was terminated. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings above S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNC is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa2. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of LNL's derivative activities. LNC's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

The Lincoln National Life Insurance Company

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                           Assets (Liabilities)
                                                                      ------------------------------
                                                       Notional or    Carrying Fair   Carrying Fair
                                                     Contract Amounts  Value   Value   Value   Value
                                                     ---------------  -------- -----  -------- -----
                                                       December 31      December 31    December 31
                                                      2002     2001     2002   2002     2001   2001
                                                     -------  ------- -------- -----  -------- -----
                                                                     (in millions)

                                                     ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements...................... 1,276.8  1,258.8  $ 4.7   $ 4.7   $ 0.6   $ 0.6
  Swaptions.........................................   180.0  1,752.0    0.0     0.0     0.1     0.1
  Interest rate swap agreements.....................   429.1    335.1   51.9    51.9    21.0    21.0
                                                     -------  -------  -----   -----   -----   -----
    Total interest rate derivative instruments...... 1,885.9  3,345.9   56.6    56.6    21.7    21.7
Foreign currency derivative instruments:
  Foreign currency swaps............................    61.5     94.6   (2.4)   (2.4)    5.9     5.9
                                                     -------  -------  -----   -----   -----   -----
    Total foreign currency derivative instruments...    61.5     94.6   (2.4)   (2.4)    5.9     5.9
Credit derivative instruments:
  Credit default swaps..............................    26.0     29.0    0.9     0.9     0.9     0.9
Equity indexed derivative instruments:
  Call options (based on LNC Stock).................     1.3      1.1    7.4     7.4    20.5    20.5
                                                     -------  -------  -----   -----   -----   -----
    Total equity indexed derivative instruments.....     1.3      1.1    7.4     7.4    20.5    20.5
Embedded derivatives per FAS 133....................      --       --    2.3     2.3     0.3     0.3
                                                     -------  -------  -----   -----   -----   -----
    Total derivative instruments.................... 1,974.7  3,470.6  $64.8   $64.8   $49.3   $49.3
                                                     =======  =======  =====   =====   =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------- -------------
                                December 31       December 31     December 31
                               2002     2001     2002     2001    2002    2001
                             -------  -------  --------  ------- -----   ------
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,258.8  1,558.8   1,752.0  1,752.0 335.1    708.2
New contracts...............   800.0       --        --       -- 146.6       --
Terminations and maturities.  (782.0)  (300.0) (1,572.0)      -- (52.6)  (373.1)
                             -------  -------  --------  ------- -----   ------
Balance at end-of-year...... 1,276.8  1,258.8     180.0  1,752.0 429.1    335.1
                             =======  =======  ========  ======= =====   ======

                                                Foreign Currency
                                                Swap Agreements
                                                ---------------
                                                 December 31
                                                 2002    2001
                                                 -----   ------
                                                (in millions)
                                                ---------------
                   Balance at beginning-of-year  94.6     37.5
                   New contracts...............    --     80.9
                   Terminations and maturities. (33.1)   (23.8)
                   Foreign exchange adjustment.    --       --
                                                 -----   -----
                   Balance at end-of-year......  61.5     94.6
                                                 =====   =====

The Lincoln National Life Insurance Company

                                                    Call Options Call Options
                                     Credit Default  (Based on    (Based on
                                       Swaps            S&P)     LNC Stock)
                                     -------------- ------------ -----------
                                     December 31    December 31  December 31
                                     2002    2001   2002  2001   2002   2001
                                     ----    ------ ---- ------  ----   ----
                                                (in millions)
                                     --------------------------------------
        Balance at beginning-of-year 29.0    29.0    --   183.3   1.1    0.6
        New contracts...............   --      --    --   141.9   0.3    0.6
        Terminations and maturities. (3.0)     --    --  (325.2) (0.1)  (0.1)
                                      ----    ----   --  ------  ----   ----
        Balance at end-of-year...... 26.0    29.0    --      --   1.3    1.1
                                      ====    ====   ==  ======  ====   ====

                                                Total Return Swaps
                                                December 31
                                                ------------------
                                                2002     2001
                                                ------- ---------
                                                (in millions)
                                                ------------------
                   Balance at beginning-of-year  --         --
                   New contracts...............  --      190.0
                   Terminations and maturities.  --     (190.0)
                                                 --      ------
                   Balance at end-of-year......  --         --
                                                 ==      ======

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2002 and 2001, LNL recognized a net gain of $2.5 million after-tax and a net loss of $6.0 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2002 and 2001, LNL recognized a gain of $8.8 million after-tax and $4.9 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $0.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2002, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging

The Lincoln National Life Insurance Company foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2003 through 2006.

Call Options on LNC Stock
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

Total Return Swaps
LNL used total return swaps in 2001 to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives a floating rate of interest. As of December 31, 2002, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2002, $13.7 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. The amount reclassed from accumulated OCI to earnings for derivative instruments was $16.1 million and $9.7 million for the year ended December 31, 2002 and 2001, respectively. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2003 through 2007, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions
Swaptions, which expire in 2003, entitle LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provide an economic hedge of the annuity line of business. However, the swaptions are not linked to specific assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the swaptions do not qualify for hedge accounting under FAS 133.

Credit Default Swaps
LNL uses credit default swaps which expire in 2003 through 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on S&P 500 Index
Prior to Swiss Re's acquisition of LNC's reinsurance operation in December 2001, LNL used S&P 500 index call options to offset the increase in its liabilities resulting from certain reinsurance agreements which guaranteed payment of the appreciation of the S&P 500 index on certain underlying annuity products. The call options provided LNL with settlement payments from the counterparties on specified expiration dates. The payment, if any, was the percentage increase in the index, over the strike price defined in the contract, applied to the notional amount. The S&P 500 call options provided an economic hedge of the reinsurance liabilities, but the hedging relationship was not eligible for hedge accounting treatment under FAS 133.

The Lincoln National Life Insurance Company

Call Options on LNC Stock
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133.

Derivative Instrument Embedded in Deferred Compensation Plan
LNC has certain deferred compensation plans that have embedded derivative instruments. LNL's liability related to these plans varies based on the investment options selected by its participants. The liability related to certain investment options selected by the participants is marked to market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2001 through December 31, 2002 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2002, there are no outstanding positions in these derivative instruments.

Additional Derivative Information
Income and (expenses) for the agreements and contracts described above amounted to $12.2 million, $3.5 million and $(7.3) million in 2002, 2001 and 2000, respectively. The increase in income for 2002 was primarily because of payments received on interest rate swaps. The increase in 2001 was primarily because under FAS 133 premiums for caps and swaptions are no longer amortized.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2002, the exposure was $62.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps and total return swaps; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance

The Lincoln National Life Insurance Company sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term Debt and Surplus Notes Due LNC
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               ----------------------------------------------------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2002         2002          2001         2001
                                                               ----------------------------------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,310.9   $ 31,310.9    $ 26,944.9   $ 26,944.9
  Equity securities...........................................        207.7        207.7         258.7        258.7
  Mortgage loans on real estate...............................      4,199.7      4,672.5       4,527.3      4,682.6
  Policy loans................................................      1,937.7      2,109.4       1,931.1      2,089.5
  Derivative Instruments......................................         64.8         64.8          49.3         49.3
  Other investments...........................................        377.7        377.7         507.0        507.0
  Cash and invested cash......................................      1,246.5      1,246.5       2,818.4      2,818.4
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (20,175.0)   (20,408.3)    (18,220.7)   (18,261.5)
  Remaining guaranteed interest and similar contracts.........       (112.6)      (120.3)       (123.5)      (129.8)
  Short-term debt.............................................       (103.7)      (103.7)       (261.8)      (261.8)
  Surplus notes payable to LNC................................     (1,250.0)    (1,125.4)     (1,250.0)      (962.0)
  Guarantees..................................................         (0.4)          --          (0.3)          --
  Investment commitments......................................           --          0.9            --         (5.3)

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $486.0 million and $338.9 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information

LNL has two business segments: Lincoln Retirement (formerly known as the Annuities segment) and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain is within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life insurance (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are currently distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., unallocated overhead expenses including interest on short-term and long-term borrowings and the operations of the Fort Wayne, Indiana based 401(k) business; LFA and LFD in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

The Lincoln National Life Insurance Company

Financial data by segment for 2000 through 2002 is as follows:

                                                                                            Year Ended December 31
                                                                                           2002      2001      2000
                                                                                         --------  --------  --------
                                                                                                 (in millions)
                                                                                         ----------------------------
Revenue, Excluding Net Investment Income and Net Realized Gain (Loss) on Investments and
 Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $  552.4  $  663.1  $  745.4
  Life Insurance........................................................................    982.6     987.3     964.9
  Other Operations......................................................................    558.3   1,835.5   1,738.7
  Consolidating adjustments.............................................................   (228.4)   (228.1)   (223.5)
                                                                                         --------  --------  --------
Total................................................................................... $1,864.9  $3,257.8  $3,225.5
                                                                                         ========  ========  ========
Net Investment Income:
  Lincoln Retirement.................................................................... $1,424.2  $1,370.0  $1,393.5
  Life Insurance........................................................................    899.1     910.2     871.5
  Other Operations......................................................................    186.2     274.0     321.8
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $2,509.5  $2,554.2  $2,586.8
                                                                                         ========  ========  ========
Realized Gain (Loss) on Investments and Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $ (195.3) $  (64.8) $   (5.2)
  Life Insurance........................................................................    (96.7)    (56.9)    (17.4)
  Other Operations......................................................................     18.5       5.1      (1.7)
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $ (273.5) $ (116.6) $  (24.3)
                                                                                         ========  ========  ========
Income (Loss) before Federal Income Taxes and Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $   (3.7) $  312.8  $  438.0
  Life Insurance........................................................................    298.7     369.8     392.7
  Other Operations......................................................................   (337.5)    (14.7)     51.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (42.5) $  667.9  $  881.7
                                                                                         ========  ========  ========
Federal Income Tax Expense (Benefit):
  Lincoln Retirement.................................................................... $  (58.6) $   36.3  $   79.4
  Life Insurance........................................................................     89.7     131.2     143.4
  Other Operations......................................................................   (122.6)    (11.3)     10.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (91.5) $  156.2     232.8
                                                                                         ========  ========  ========
Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $     --  $   (7.3) $     --
  Life Insurance........................................................................       --      (5.5)       --
  Other Operations......................................................................       --      (2.8)       --
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $     --  $  (15.6) $     --
                                                                                         ========  ========  ========
Net Income (Loss):
  Lincoln Retirement.................................................................... $   54.9  $  269.2  $  358.6
  Life Insurance........................................................................    209.0     233.1     249.3
  Other Operations......................................................................   (214.9)     (6.2)     41.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total Net Income........................................................................ $   49.0  $  496.1  $  648.9
                                                                                         ========  ========  ========

                                                December 31
                                         2002       2001      2000
                                       --------- ---------  ---------
                                               (in millions)
                                       ------------------------------
          Assets:
            Lincoln Retirement........ $52,827.2 $56,888.2  $60,267.1
            Life Insurance............  19,591.6  18,409.7   17,939.1
            Other Operations..........  11,517.3  14,181.4   11,546.1
            Consolidating adjustments.     186.8      (1.3)     112.6
                                       --------- ---------  ---------
          Total Assets................ $84,122.9 $89,478.0  $89,864.9
                                       ========= =========  =========

The Lincoln National Life Insurance Company

During 2000, management initiated a plan to change the operational and management reporting structure of its wholesale distribution organization. Beginning with the quarter ended March 31, 2001, LFD, the wholesaling arm of LNL's distribution network, was reported within Other Operations. Previously, LNL's wholesaling efforts were conducted separately within the Lincoln Retirement and Life Insurance segments.

Also, in the fourth quarter of 2000, a decision was made to change the management reporting and operational responsibilities for First Penn's Schaumburg, Illinois annuities business. Beginning with the quarter ended March 31, 2001, the financial reporting for First Penn's annuities business was included in the Lincoln Retirement segment. This business was previously managed and reported in the Life Insurance segment.

LNL has an immaterial amount of foreign operations reported in its segments. Foreign intracompany revenues are not significant.

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issued and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2002       2001
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,518.7  $27,203.6
         Cost of securities available-for-sale..  29,943.0   26,860.5
                                                 ---------  ---------
         Unrealized gain........................   1,575.7      343.1
         Adjustments to deferred acquisition
          costs.................................    (418.4)     (81.3)
         Amounts required to satisfy
          policyholder commitments..............     (58.7)        --
         Foreign currency exchange rate
          adjustment............................       9.8         --
         Deferred income credits (taxes)........    (405.3)     (89.8)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   703.1  $   172.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2002    2001   2000
                                               ---------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $774.4  $381.3 $289.8
           Less: reclassification adjustment
            for gains (losses) included in net
            income (1)........................  (72.1)   36.2  (65.4)
           Less: Federal income tax expense
            (benefit).........................  315.4   120.1  (92.3)
                                               ------  ------ ------
           Net Unrealized gain on securities
            available-for-sale, net of
            reclassification and Federal
            income tax expense (benefit)...... $531.1  $225.0 $447.5
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity for 2002 and 2001 is net of Federal income tax expense (benefit) of $(1.2) million and $12.6 million ($9.5 million of the tax expense for 2001 relates to the transition adjustment recorded in the first quarter of 2001 for the adoption of FAS 133), respectively, and adjustments to deferred amortization costs of $1.6 million and $23.8 million ($18.3 million of the adjustments for 2001 relate to the transition adjustment recorded for the adoption of FAS 133), respectively.

The Lincoln National Life Insurance Company
Notes to Consolidated Financial Statements (continued)

--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. AMG, a strategic partner of LNL's Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 400 other clients nationwide. As of December 31, 2002, the application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNC's internal capital allocation models, the disposition of LNC's reinsurance operation has freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. Two of the stock companies sold, LNH&C and LNRAC, were wholly-owned subsidiaries of the Company. At the time of closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing by LNL. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized in earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were included in "Other Operations." During December 2001, LNL recognized in Other Operations $4.3 million ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002 LNC and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNC's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNC following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNC's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNC has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of its legal liabilities to the underlying ceding companies with respect to the portion of the business reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance line of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). During 2002, LNL amortized $46.2 million after-tax ($71.1 million pre-tax) of the deferred gain. An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized due to a novation of certain Canadian business during 2002.

Through December 31, 2002, of the original $1.84 billion in proceeds received by LNL, approximately $0.52 billion was paid for taxes and deal expenses and approximately $0.825 billion was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNC's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to the personal accident business, the reserves related to this exited business line carried on LNL's balance sheet at December 31, 2002 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re

The Lincoln National Life Insurance Company and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2002 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 and the year ended December 31, 2000 were included in "Other Operations."

Earnings from LNL's reinsurance operations were as follows:

                                                                                         Year Ended December 31
                                                                                  -------------------------------------
                                                                                  Eleven Months Ended    Year Ended
                                                                                   November 30, 2001  December 31, 2000
                                                                                  ------------------- -----------------
                                                                                              (in millions)
                                                                                  -------------------------------------
Revenue..........................................................................      $1,521.0           $1,532.2
Benefits and Expenses............................................................       1,383.5            1,384.8
                                                                                       --------           --------
  Income before Federal Income Taxes and Cumulative Effect of Accounting Changes.         137.5              147.4
Federal Income Taxes.............................................................          45.6               44.3
                                                                                       --------           --------
  Income before Cumulative Effect of Accounting Changes..........................          91.9              103.1
Cumulative Effect of Accounting Changes (after-tax)..............................          (2.4)                --
                                                                                       --------           --------
  Net Income.....................................................................         $89.5           $  103.1
                                                                                       ========           ========

--------------------------------------------------------------------------------
12. Restructuring Charges

In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNC's reinsurance operations.

During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used.

The Syracuse restructuring charge was recorded in the first quarter of 2001. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The Lincoln National Life Insurance Company

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) and were included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the FPP restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNC's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $29.8 million have been expended or written off for the three remaining plans through December 31, 2002. As of December 31, 2002, a balance of $0.9 million remains in the restructuring reserves for these plans and is expected to be utilized in the completion of the plans. Details of each of these 2001 restructuring plans are provided below.

During the first quarter of 2001, LNL recorded a restructuring charge in its Lincoln Retirement segment of $0.65 million ($1.0 million pre-tax). The objective of this restructuring plan was to consolidate the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce on-going operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

During the second quarter of 2001, LNL recorded restructuring charges in its Lincoln Retirement and Life Insurance segments of $0.63 million ($0.97 million pre-tax) and $2.03 million ($3.12 million pre-tax), respectively, related to a restructuring plan for the Schaumburg, Illinois operations of First Penn-Pacific. The objective of this plan was to eliminate duplicative functions in Schaumburg, Illinois by transitioning them into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut, respectively, in order to reduce ongoing operating costs. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $3.19 million related to the elimination of 27 positions and (2) other costs of $0.9 million. Actual pre-tax costs totaling $3.7 million have been expended or written-off and 26 positions have been eliminated under this plan through December 31, 2002. In the second quarter of 2002, $0.1 million of the original charge for this plan was reversed. As of December 31, 2002, a balance of $0.3 million remains in the restructuring reserve for this plan. Expenditures under this plan are expected to be completed in the first quarter of 2004.

During the second quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $1.2 million ($1.8 million pre-tax). The objectives of this restructuring plan were to reorganize the life wholesaling function with the independent planner distribution channel, consolidate retirement wholesaling territories, and streamline the marketing and communications functions. The restructuring plan identified severance and termination benefits of $1.8 million (pre-tax) related to the elimination of 33 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $1.8 million were expended and 26 positions were eliminated under this plan.

During the fourth quarter of 2001, LNL recorded a restructuring charge in its Life Insurance segment of $1.5 million ($2.3 million pre-tax). The objectives of this restructuring plan were to reorganize and consolidate the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business. The restructuring plan identified severance and termination benefits of $2.3 million (pre-tax) related to the elimination of 36 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $2.3 million were expended and 36 positions were eliminated under this plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million.

During the fourth quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $2.5 million ($3.8 million pre-tax). The objectives of this restructuring plan were to combine channel oversight, position LFD to take better advantage of ongoing "marketplace consolidation" and to expand the customer base of wholesalers in certain territories. The restructuring plan identified severance and termination benefits of $3.8 million (pre-tax) related to the elimination of 63 positions. Actual pre-tax costs totaling $3.8 million have been expended and 62 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of less than $0.1 million remains in the re-

The Lincoln National Life Insurance Company structuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in the first quarter of 2003.

During the fourth quarter of 2001, LNL recorded a restructuring charge in "Other Operations" of $15.8 million ($24.4 million pre-tax). The objectives of this restructuring plan were to consolidate operations and reduce excess space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.3 million related to the elimination of 9 positions; (2) write-off of leasehold improvements of $3.2 million and (2) other costs of $20.9 million primarily related to termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). In the third quarter of 2002, $1.5 million of the original charge for this plan was reversed due to LNL's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $22.3 million have been expended and 19 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.6 million remains in the restructuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in 2004. LNL estimates an annual reduction in future operating expenses of $4.6 million (pre-tax) after the plan is fully implemented.

During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring plan implemented to achieve these objectives included aggregate pre-tax costs of $1.6 million, which included $1.4 million for employee severance and $0.2 million for employee outplacement relative to 49 eliminated positions. Actual pre-tax costs totaling $0.9 million have been expended and 49 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.7 million remains in the restructuring reserve for this plan. The plan is expected to be completed in the third quarter of 2003.

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2002 and 2001 include LNL's participation in a short-term investment pool with LNC of $257.2 million and $310.9 million, respectively. Related investment income amounted to $5.1 million, $15.1 million and $26.2 million in 2002, 2001 and 2000, respectively. Short-term debt at December 31, 2002 and 2001 of $103.7 million and $261.8 million, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $2.6 million and $2.2 million in 2002, 2001 and 2000, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.25 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2002, 2001 and 2000.

Beginning in 2001, a transfer pricing arrangement was put in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $16.3 million and $12.7 million from DMH for transfer pricing in 2002 and 2001, respectively.

LNL paid fees of $95.3 million, $98.3 million and $105.0 million to DMH for investment management services in 2002, 2001 and 2000, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation which utilizes income and equity of the business units. These activities with affiliated companies resulted in a net payment of $79.7 million, $65.2 million and $44.9 million in 2002, 2001 and 2000, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Although no new reinsurance transactions have been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re, there are certain reinsurance deals between LNL and affiliates that were in place at the time of the sale and continue to be in place as of December 31, 2002. As of December 31, 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted and exclude premiums ceded with other affiliated companies as follows:

                                       Year Ended December 31
                                        2002   2001    2000
                                       ------  ------- ------
                                          (in millions)
                                       ----------------------
                     Insurance assumed $   --. $  0.6. $ 1.2.
                     Insurance ceded..  100.4.  145.9.  98.1.

The Lincoln National Life Insurance Company

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                       December 31
                                                       2002  2001
             -                                        ------ ------
                                                      (in millions)
                                                      -------------
             Future policy benefits and claims
              assumed................................ $  4.1 $  3.9
             Future policy benefits and claims ceded.  799.7  905.6
             Amounts recoverable from reinsurers on
              paid and unpaid losses.................   21.5   76.5
             Reinsurance payable on paid losses......    5.7    5.8
             Funds held under reinsurance treaties --
              net liability..........................  735.5  968.3

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $140.2 million and $528.6 million at December 31, 2002 and 2001, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2002 and 2001, LNC had guaranteed $140.2 million and $528.6 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2002, LNL did not have any statutory surplus relief transactions with affiliates.
--------------------------------------------------------------------------------
14. Subsequent Events

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. The financial impact of the realignment will result in the Life Insurance segment incurring costs of approximately $15-$17 million after-tax during 2003.

In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. Restructuring costs under the plan are expected to be $3-$5 million after-tax and are expected to be incurred in 2003.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization. As discussed in Notes 2 and 7 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT W

                       REGISTRATION STATEMENT ON FORM N-4

                            PART C--OTHER INFORMATION


Item 24. FINANCIAL STATEMENTS AND EXHIBITS
--------

    (a)  LIST OF FINANCIAL STATEMENTS

         (1)   Part A.
               The Table of Condensed Financial Information is included in Part A of this Registration Statement.

         (2)   Part B.
               The following financial statements for the Variable Account are included in Part B of this Registration Statement:

               Statement of Assets and Liabilities - December 31, 2002 Statement of Operations - Year ended December 31, 2002 Statements of Changes in Net Assets - Years ended December 31,
                 2002 and 2001
               Notes to Financial Statements
               Report of Ernst & Young LLP, Independent Auditors

         (3)   Part B.

               The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

               Consolidated Balance Sheets - December 31, 2002 and 2001 Consolidated Statements of Income - Years ended December 31,
                 2002, 2001, and 2000
               Consolidated Statements of Shareholder's Equity - Years ended
                 December 31, 2002, 2001, and 2000
               Consolidated Statements of Cash Flows - Years ended December 31,
                 2002, 2001, and 2000
               Notes to Consolidated Financial Statements
               Report of Ernst & Young LLP, Independent Auditors

       (b)  List of Exhibits

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account W is hereby incorporated by reference to filing on Form N-4 (333-52568) filed on December 22, 2000.

(2)    Not applicable.

(3)(a) Form of Selling Group Agreement incorporated herein by reference to filing on Form N-4 (333-52572) filed on July 31, 2001.

(4)(a) Variable Annuity Contract incorporated herein by reference to filing on Form N-4 (333-52572) filed on July 31, 2001.

   (b) Annuity Payment Option Rider incorporated herein by reference to filing on Form N-4 (333-52572) filed on July 31, 2001.

   (c) Estate Enhancement Death Benefit Rider incorporated herein by reference to filing on Form N-4 (333-52572) filed on July 31, 2001.

   (d) DCA Fixed Account Rider incorporated herein by reference to filing on Form N-4 (333-52572) filed on July 31, 2001.

   (e) Interest Adjusted Fixed Account Rider incorporated herein by reference to filing on Form N-4 (333-52572) filed on July 31, 2001.

   (f) Form of I4L2 (NQ) Rider incorporated herein by reference to filing on Form N-4 (333-73532) filed on April 9, 2002.

   (g) Form of I4L2 (IRA) Rider incorporated herein by reference to filing on Form N-4 (333-73532) filed on April 9, 2002.

   (h) Individual Retirement Annuity (IRA) Contract Amendment

   (i) Individual Retirement Annuity (IRA) Contract Amendment

   (j) Roth Individual Retirement Annuity Endorsement

   (k) Contract Benefit Data (I4LA-CB)

   (l) Contract Benefit Data (I4LA-CB-PR)

   (m) Variable Annuity Income Rider (I4LA-NQ)

   (n) Variable Annuity Income Rider (I4LA-Q-pr)

   (o) Variable Annuity Income Rider (I4LA-NO-pr)

   (p) Accumulated Benefit Enhancement Rider

   (q) Estate Enhancement Death Benefit Rider

   (r) Enhanced Guaranted Minimum Death Benefit Rider

   (s) Variable Annuity Income Rider (I4LA-Q-8/02)

   (t) Variable Annuity Income Rider (I4LA-NQ 10/02)

   (u) Variable Annuity Rider (32793 5/03)

   (v) Guarantee of Principal Death Benefit Rider (32148)

(5) Application incorporated herein by reference to filing on Form N-4 (333-52572) filed on July 31, 2001.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Registration Statement on Form N-4 (333-40937) filed on November 9, 1998.

   (b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Registration Statement on Form N-4 (333-40937) filed on November 9, 1998.

(7)    Not applicable.

(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

          (i)  AIM Variable Insurance Funds

         (ii)  Alliance Variable Products Series

        (iii)  American Variable Insurance Series

         (iv)  Delaware Group Premium Fund, Inc.

          (v)  Deutsche Asset Management VIT Funds

         (vi)  Evergreen Variable Annuity Trust

        (vii)  Lincoln VIP Trust

       (viii)  MFS Variable Insurance Trust.

         (ix)  Neuberger Berman Advisers Management Trust.

          (x)  Putnam Variable Insurance Trust

         (xi)  Fidelity Variable Insurance Products.

        (xii)  Wells Fargo Variable Trust


   (b) Service agreement between Delaware Management Holdings, Inc., Delaware Services Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the registration statement of Lincoln National Growth & Income Fund, Form N-1A 2-80741, Amendment No. 21 filed on April 10, 2000.


   (c) Amendment to the Service Agreement Fee Schedule incorporated herein by reference to filing on Form N-4 (333-73532) filed on April 9, 2002.


(9) Opinion and consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued is incorporated herein by reference to filing on Form N-4 (333-52572) filed on July 31, 2001.

(10)   Consent of Ernst & Young LLP, Independent Auditors.

(11)   Not applicable.

(12)   Not applicable.

(13) Schedule for Computation for Performance Quotations incorporated by reference to filing on Form N-4 (333-52572) filed on July 31, 2001.

(14)   Not applicable

(15)   Other Exhibits:

          Organizational Chart.



(16)(a) Power of Attorney.


Item 25.
                         DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                         Positions and Offices with LNL
----                         ------------------------------

Jon A. Boscia**              President and Director
Lorry J. Stensrud*           Chief Executive Officer of Lincoln Retirement,
                             Executive Vice President, and Director
John H. Gotta***             Chief Executive Officer of Life Insurance,
                             Executive Vice President, and Director
Gary W. Parker***            Senior Vice President
Cynthia A. Rose*             Secretary and Assistant Vice President
Eldon J. Summers*            Second Vice President and Treasurer
Richard C. Vaughan**         Director
Janet Chrzan*                Senior Vice President, Chief Financial Officer and
                             Director
Elizabeth Frederick*         Senior Vice President and General Counsel
Bradley R. Skarie*           Acting Director of Annuities Compliance
Christine Frederick***       Director of Life Compliance
See Yeng Quek****            Chief Investment Officer and Director
Barbara S. Kowalczyk**       Director
Jude T. Driscoll****         Director


   * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
  ** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112
 ***       Principal business is 350 Church Street, Hartford, CT 06103
**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

          See Exhibit 15(a): Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27.  NUMBER OF CONTRACTOWNERS

       As of February 28, 2003, there were 243 contractowners under Account
          W.

Item 28.  Indemnification

     (a)  Brief description of indemnification provisions.

          In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

          In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

          Please refer to Article VII of the By-Laws of LNL (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

       (a) Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Variable Annuity Account N; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account Q; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W, and Lincoln National Variable Annuity Account 53.

     (b)  See Item 25.

     (c)  N/A

Item 30.  Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia,
Pennsylvania 19103.

Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 10 day of April, 2003.

                                  LINCOLN LIFE VARIABLE ANNUITY ACCOUNT W
                                  (Registrant)
                                  Wells Fargo New Directions Core

                                  By: /s/ Ronald L. Stopher
                                     -----------------------------------------
                                     Ronald L. Stopher
                                     Vice President, The Lincoln National Life
                                     Insurance Company

                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                  (Depositor)

                                  By: /s/ Rise' C. M. Taylor
                                      ----------------------------------------
                                      Rise' C. M. Taylor
                                      (Signature-Officer of Depositor)
                                      Vice President, The Lincoln National Life
                                      Insurance Company
                                      (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 10, 2003.

Signature                                  Title
---------                                  -----

*
__________________________________         President and Director
Jon A. Boscia                              (Principal Executive Officer)

*
__________________________________         Executive Vice President,
Lorry J. Stensrud                          Chief Executive Officer of
                                           Lincoln Retirement, and Director

*
__________________________________         Senior Vice President, Chief
Janet Chrzan                               Financial Officer and Director
                                           (Principal Accounting Officer and
                                           Principal Financial Officer)
*
__________________________________         Director
Barbara S. Kowalczyk

*
__________________________________         Executive Vice President,
John H. Gotta                              Chief Executive Officer of
                                           Life Insurance, and Director
*
__________________________________         Director
Richard C. Vaughan

*
__________________________________         Director
Jude T. Driscoll

*
__________________________________         Chief Investment Officer and Director
See Yeng Quek

*By /s/ Rise' C. M. Taylor                 Pursuant to a Power of Attorney
-------------------------------------
   Rise' C. M. Taylor